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                                                                    EXHIBIT 10.5

                       MCI WORLDCOM NETWORK SERVICES, INC.

Confidential Treatment. The portions of this exhibit that have been replaced with "[*****]" have been filed separately with the Securities and Exchange Commission and are the subject of an application for confidential treatment.

                      TELECOMMUNICATIONS SERVICES AGREEMENT
                               (SWITCHED SERVICES)

         This TELECOMMUNICATIONS SERVICES AGREEMENT (the "TSA") is entered into as of the 30 day of September, 2000, by and between MCI WORLDCOM NETWORK SERVICES, INC. (successor in interest to WorldCom Network Services, Inc.), a Delaware corporation, with its principal office at 6929 North Lakewood Avenue, Tulsa, Oklahoma 74117 ("MCI WORLDCOM") and VALOR TELECOMMUNICATIONS ENTERPRISES, L.L.C., a Delaware corporation, with its principal office at 201 East John Carpenter Freeway, Irving, Texas 75039 ("CUSTOMER").

         In consideration of good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.       SWITCHED SERVICES; OTHER DOCUMENTS; START OF SERVICE.

         (A) Services MCI WorldCom agrees to provide and Customer agrees to accept and pay for switched telecommunications services and other associated services (collectively the "SWITCHED SERVICES") as further described in the "ATTACHMENTS" attached hereto and incorporated herein by reference, which describe the particular services, rates, specific terms and other information necessary or appropriate for MCI WorldCom to provide the Switched Services to Customer. The Switched Services provided by MCI WorldCom are subject to (i) the terms and conditions contained in this TSA and the Program Enrollment Terms (the "PET") which is attached hereto and incorporated herein by reference, (ii) the rates and discounts and other applicable terms set forth in Attachment(s) attached hereto from time to time and incorporated herein by reference, and (iii) each Service Request (described below) which is accepted hereunder. The PET, as subscribed to by the parties, shall set forth the Effective Date, the Service Term, Customer's minimum monthly commitment, if any, and other information necessary to provide the Switched Services under this TSA. In the event of a conflict between the terms of this TSA, the PET, the Attachments and the Service Request(s), the following order of precedence will prevail: (1) the PET, (2) the Attachments, (3) this TSA, and (4) Service Request(s). This TSA, the PET, and the applicable Attachments are sometimes collectively referred to as the "AGREEMENT".

         (B) Service Requests Customers requests to initiate or cancel Switched Services shall be described in an appropriate MCI WorldCom Service Request ("SERVICE REQUEST"). A Service Request may consist of machine readable tapes, facsimiles or other means approved by MCI WorldCom. Further, Service Requests shall specify all reasonable information, as determined by MCI WorldCom, necessary or appropriate for MCI WorldCom to provide the Switched Service(s) in question, which shall include without limitation, the type, quantity and end point(s) (when necessary) of circuits comprising a Service Interconnection as described in the applicable Service Schedules, or automatic number identification ("ANI") information relevant to the Switched Service(s), the

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         "Requested Service Date", and charges, if any, relevant to the Switched
         Services described in the Service Request.

         (C) Start of Service MCI WorldCom's obligation to provide and Customer's obligation to accept and pay for non-usage sensitive charges for Switched Services shall be binding to the extent provided for in this Agreement upon the submission of an acceptable Service Request to MCI WorldCom by Customer. Customers obligation to pay for usage sensitive charges for Switched Services shall commence with respect to any Switched Service as of the date the Switched Service in question is made available to and used by Customer ("START OF SERVICE"), but in no event later than the "REQUESTED SERVICE DATE" if such Switched Service is available for Customer's use as of such Requested Service Date. Start of Service for particular Services shall be further described in the Attachment(s) relevant to the Switched Services in question.

2.       CANCELLATION.

         (A) Cancellation Charge At any time after the Effective Date, Customer may cancel this Agreement if Customer provides written notification thereof to MCI WorldCom not less than thirty (30) days prior to the effective date of cancellation. In such case (or in the event MCI WorldCom terminates this Agreement as provided in Section 7), Customer shall pay to MCI WorldCom all charges for Services provided through the effective date of such cancellation plus a cancellation charge (the "CANCELLATION CHARGE") equal to one hundred percent (100%) of Customer's commitment(s), if any, (as described in the PET) that would have become due for the unexpired portion of the Service Term.

         (B) Liquidated Damages It is agreed that MCI WorldCom's damages in the event Customer cancels this Agreement shall be difficult or impossible to ascertain. The provision for a Cancellation Charge in Subsection 2(A) above is intended, therefore, to establish liquidated damage in the event of a cancellation and is not intended as a penalty.

         (C) Cancellation Without Charge Notwithstanding anything to the contrary contained in Subsection 2(A) above, Customer may cancel this Agreement, as provided below, without incurring any cancellation charge (other than payment for Services provided by MCI WorldCom up through the effective date of cancellation) if (i) MCI WorldCom fails to provide a network as warranted in Section 8 below; (ii) MCI WorldCom fails to deliver call detail records promptly based on the frequency selected by Customer (i.e., monthly, weekly or daily); or (iii) MCI WorldCom fails to submit ANI(s) relevant to Customer's Service Requests to the applicable local exchange companies ("LECS") within the time period described in applicable Attachment(s). Provided, however, Customer must give MCI WorldCom written notice of any such default and an opportunity to cure such default within five (5) days of the notice. In the event MCI WorldCom fails to cure any such default within the five-day period on more than three (3) occasions within any six (6) month period, Customer may cancel this Agreement without incurring any cancellation charge.

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3.       CUSTOMER'S END USERS.

         (A) End Users Customer will obtain, and upon MCI WorldCom's request provide MCI WorldCom (within two (2) business days of the date of the request), a written Letter of Agency ("LOA") acceptable to MCI WorldCom (or with any other means if approved by the Federal Communications Commission ("FCC"), the applicable public utility commission ("PUC") and the applicable LEC), for each ANI indicating the consent of such end user of Customer ("END USER") to be served by Customer and transferred (by way of change of such End User's designated presubscribed interexchange carder (PIC)) to the MCI WorldCom network prior to submitting a Service Request to MCI WorldCom. Each LOA will provide, among other things, that the End User has consented to the transfer being performed by Customer or Customers designee. When applicable, Customer will be responsible for notifying its End Users, in writing (or by any other means if approved by the FCC, the applicable PUC and the applicable LEC) that (i) a transfer charge will be reflected on their LEC bill for effecting a change in their PIC, (ii) the entity name under which their interstate, intrastate, local and/or operator services will be billed (if different from Customer), and (iii) the "primary" telephone number(s) to be used for maintenance and questions concerning their telecommunications services and/or billing. Customer agrees to send MCI WorldCom a copy of the documentation Customer uses to satisfy the above requirements promptly upon request of MCI WorldCom. MCI WorldCom may change the foregoing requirements for Customers confirming orders and/or for notifying End Users regarding the transfer charge at any time in order to conform with applicable FCC and state regulations. Provided, however, Customer will be solely responsible for ensuring that the transfer of End Users to the MCI WorldCom network conforms with applicable FCC and state regulations, including without limitation, the regulations established by the FCC with respect to verification of orders for long distance service generated by telemarketing as promulgated in 47 C.F.R., Part 64, Subpart K, Section 64.1100 or any successor regulation(s).

         (B) Transfer Charges/Disputed Transfers Customer agrees that it is responsible for (i) all charges incurred by MCI WorldCom to change the PIC of End Users to the MCI WorldCom network, (ii) all charges incurred by MCI WorldCom to change End Users back to their previous PIC arising from disputed transfers to the MCI WorldCom network plus, at MCI WorldCom's option, an administrative charge equal to twenty percent (20%) of such charges, and (iii) any other damages or costs suffered by or awards against MCI WorldCom resulting from disputed transfers.

         (C) Excluded ANIs Customer agrees to provide all ANIs to be carried on the MCI WorldCom network prior to the provisioning of such ANIs with the LECs. MCI WorldCom has the right to reject any ANI supplied by Customer for any of the following reasons: (i) MCI WorldCom is not authorized to provide or does not provide long distance services in the particular jurisdiction in which the ANI is located, (ii) a particular ANI submitted by Customer is not in proper form, (iii) Customer is not certified to provide long distance services in the jurisdiction in which the ANI is located, (iv) Customer is in material default of this Agreement, (v) Customer fails to cooperate with MCI WorldCom in implementing reasonable verification processes determined by MCI

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         WorldCom to be necessary or appropriate in the conduct of business,
         (vi) such ANI is rejected by a LEC (e.g., "PIC freezes"), or (vii) any other circumstance reasonably determined by MCI WorldCom which could adversely affect MCI WorldCom's performance under this Agreement or MCI WorldCom's general ability to transfer its other customers or other end users to the MCI WorldCom network, including without limitation, MCI WorldCom's ability to electronically effect PIC changes with the LECs. In the event MCI WorldCom rejects an ANI, MCI WorldCom will notify Customer of its decision specifically describing the rejected ANI and the reason(s) for rejecting that ANI, and will not incur any further liability under this Agreement with regard to that ANI. Further, any ANI previously requested by Customer for Switched Services may be deactivated by MCI WorldCom if no Switched Services billings relevant thereto are generated in any three (3) consecutive calendar month/billing periods. MCI WorldCom will be under no obligation to accept ANIs submitted by Customer within the last full calendar month period preceding the scheduled expiration of the Service Term.

         (D) Records Customer will maintain documents and records ("RECORDS") supporting Customer's re-sale of Switched Services, including, but not limited to, appropriate and valid documentation of each subscribing End User's authorization to Customer to act as the End User's PIC for a period of not less than twelve (12) months or such longer period as may be required by applicable law, rule or regulation. Customer shall indemnify MCI WorldCom for any and all costs, charges or expenses incurred by MCI WorldCom arising from disputed PIC selections involving Switched Services to be provided to Customer.

         (E) Customer Service Customer will be solely responsible for billing its End Users and providing such End Users with customer service. Customer agrees to notify MCI WorldCom as soon as reasonably possible in the event an End User notifies Customer of problems associated with the Switched Services, including without limitation, excess noise, echo, or loss of service.

4.       CUSTOMER'S RESPONSIBILITIES.

         (A) Expedite Charges In the event Customer requests expedited services and/or changes to Service Requests and MCI WorldCom agrees to such request, MCI WorldCom will pass through the charges assessed by any supplying parties (e.g., local access providers) for such expedited charges and/or changes to Service Requests involved at the same rate to Customer. MCI WorldCom may further condition its performance of such request upon Customer's payment of such additional charges to MCI WorldCom.

         (B) Fraudulent Calls Customer shall indemnify and hold MCI WorldCom harmless from any and all costs, expenses, damages, claims or actions arising from fraudulent calls of any nature which may comprise a portion of the Switched Services to the extent that the party claiming the call(s) in question to be fraudulent is (or had been at the time of the call) an End User of such Switched Services through Customer or an end user of the Switched Services through Customers distribution channels. Customer shall not be excused from paying MCI WorldCom for Switched Services provided to Customer or

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         any portion thereof on the basis that fraudulent calls comprised a corresponding portion of the Switched Services. In the event MCI WorldCom discovers fraudulent calls being made (or reasonably believes fraudulent calls are being made), nothing contained herein shall prohibit MCI WorldCom from taking immediate action (without notice to Customer) that is reasonably necessary to prevent such fraudulent calls from taking place, including without limitation, denying Switched Services to particular ANIs or terminating Switched Services to or from specific locations. Provided, however, nothing contained herein will impose any obligation on MCI WorldCom to take any action with respect to fraudulent calls.

5.       CHANGES AND PAYMENT TERMS.

         (A) Payment MCI WorldCom billings for Switched Services hereunder are made on a monthly basis (or such other basis as may be mutually agreed to by the parties) following Start of Service. Subject to Subsection 5(C) below, Switched Services shall be billed at the rates set forth in the applicable Attachment(s). Discounts, if any, applicable to the rates for certain Services are set forth in the applicable Attachment(s). Customer will pay all undisputed charges relative to each MCI WorldCom invoice for Switched Services within thirty (30) days of the invoice date set forth on each MCI WorldCom invoice to Customer ("DUE DATE"). If payment Is not received by MCI WorldCom on or before the Due Date, Customer shall also pay a late fee in the amount of the lesser of one and one-half percent (1-1/2%) of the unpaid balance of the charges for Switched Services rendered per month or partial month that such payment is late, or the maximum lawful rate under applicable state law.

         (B) Taxes Customer acknowledges and understands that MCI WorldCom computes all charges herein exclusive of any applicable federal, state or local use, excise, gross receipts, sales and privilege taxes, duties, fees or similar liabilities (other than general income or property taxes), whether charged to or against MCI WorldCom or Customer because of the Switched Services furnished to Customer ("ADDITIONAL CHARGES"). Customer shall pay such Additional Charges in addition all other charges provided for herein. Customer will not be liable for certain Additional Charge if Customer provides MCI WorldCom with an appropriate exemption certificate.

         (C) Modification of Charges MCI WorldCom reserves the right to eliminate particular Switched Services and/or modify charges for particular Switched Services (which charge modifications shall not exceed then-current generally available MCI WorldCom charges for comparable services), upon not less than sixty (60) days prior notice to Customer, which notice will state the effective date for the charge modification. In the event MCI WorldCom notifies Customer of the elimination of a particular Switched Service and/or an increase in the charges, Customer may terminate this Agreement without incurring a cancellation charge (other than payment for Services provided by MCI WorldCom up through the effective date of cancellation) only with respect to the Switched Service(s) affected by the increase in charges. In order to cancel such Switched Service(s), Customer must notify MCI WorldCom, in writing, at least 30 days prior to the effective date of the increase in charges. In the event Customer cancels

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         its subscription to a particular Switched Service as described in this
         Subsection 5(C), MCI WorldCom and Customer agree to negotiate in good faith concerning Customers minimum monthly commitment, if any, described in the PET.

         (D) Billing Disputes Notwithstanding the foregoing, amounts reasonably disputed by Customer (along with late fees attributable to such amounts) shall apply but shall not be due and payable for a period of sixty (60) days following the Due Date therefor, provided Customer:
         (i) pays all undisputed charges on or before the Due Date, (ii) presents a written statement and supporting documentation of any billing discrepancies to MCI WorldCom in reasonable detail on or before the Due Date of the invoice in question, and (iii) negotiates in good faith with MCI WorldCom for the purpose of resolving such dispute within said sixty (60) day period. In the event such dispute is mutually agreed upon and resolved in favor of MCI WorldCom, Customer agrees to pay MCI WorldCom the disputed amounts together with any applicable late fees within ten (10) days of the resolution (the "ALTERNATE DUE DATE"). In the event such dispute is mutually agreed upon and resolved in favor of Customer, Customer will receive a credit for the disputed charges in question and the applicable late fees. In the event MCI WorldCom has responded to Customer's dispute in writing and the parties fail to mutually resolve or settle the dispute within such sixty (60) day period (unless MCI WorldCom has agreed in writing to extend such period) all disputed amounts together with late fees shall become due and payable, and this provision shall not be construed to prevent Customer from pursuing any available legal remedies. MCI WorldCom shall not be obligated to consider any Customer notice of billing discrepancies which are received by MCI WorldCom more than sixty (60) days following the Due Date of the invoice in question.

6.       CREDIT; CREDITWORTHINESS.

         (A) Credit Customers execution of this Agreement signifies Customers acceptance of MCI WorldCom's initial and continuing credit approval procedures and policies. MCI WorldCom reserves the right to withhold initiation or full implementation of any or all Switched Services under this Agreement pending MCI WorldCom's initial satisfactory credit review and approval thereof which may be conditioned upon terms specified by MCI WorldCom, Including, but not limited to, security for payments due hereunder in the form of a cash deposit or other means. MCI WorldCom reserves the right to modify its requirements, if any, with respect to any security or other assurance provided by Customer for payments due hereunder in light of Customer's actual usage when compared to projected usage levels upon which any security or assurance requirement was based.

         (B) Creditworthiness If at any time there is a material adverse change in Customer's creditworthiness, then in addition to any other remedies available to MCI WorldCom, MCI WorldCom may elect, in its sole discretion, to exercise one, or more of the following remedies: (i) cause Start of Service for Switched Services described in a previously executed Service Request to be withheld; (ii) cease providing Switched Services pursuant to a Suspension Notice in accordance with Section 7(A); (iii) decline to accept a Service Request or other requests from Customer to provide Switched Services

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         which MCI WorldCom may otherwise be obligated to accept; and/or (iv)
         condition its provision of Switched Services or acceptance of a Service Request on Customers assurance of payment which shall be a deposit or such other means to establish reasonable assurance of payment. An adverse material change in Customers creditworthiness shall include, but not be limited to: (i) Customer's material default of its obligations to MCI WorldCom under this or any other agreement with MCI WorldCom; (ii) failure of Customer to make full payment of all undisputed charges due hereunder on or before the Due Date (or disputed charges on or before the Alternate Due Date) on three (3) or more occasions during any period of twelve (12) or fewer months or Customers failure to make such payment on or before the Due Date (or the Alternate Due Date, if applicable) in any two (2) consecutive months;
         (iii) acquisition of Customer (whether in whole or by majority or controlling interest) by an entity which is Insolvent, which is subject to bankruptcy or insolvency proceedings, which owes past due amounts to MCI WorldCom or any entity affiliated with MCI WorldCom or which is a materially greater credit risk than Customer; or, (iv) Customer's being subject to or having filed for bankruptcy or insolvency proceedings or the legal insolvency of Customer.

7.       REMEDIES FOR BREACH.

         (A) Suspension of Service In the event all undisputed charges due pursuant to MCI WorldCom's invoice are not paid in full by the Due Date or disputed charges owed by Customer, if any, are not paid in full by the Alternate Due Date, MCI WorldCom shall have the right, after giving Customer at least five (5) days prior notice and opportunity to pay such charges within such 5-day period, to suspend all or any portion of the Switched Services to Customer ("SUSPENSION NOTICE") until such time (designated by MCI WorldCom in its Suspension Notice) as Customer has paid in full all undisputed charges then due to MCI WorldCom, including any late fees. Following such payment, MCI WorldCom shall reinstitute Switched Services to Customer only when Customer provides MCI WorldCom with satisfactory assurance of Customers ability to pay for such Switched Services (i.e., a deposit, letter of credit or other means acceptable to MCI WorldCom) and Customers advance payment of the cost of reinstituting such Switched Services. If Customer fails to make the required payment by the date set forth in the Suspension Notice, Customer will be deemed to have canceled this Agreement as of the date set forth in the Suspension Notice which cancellation shall not relieve Customer for payment of the Cancellation Charge as described in Section 2.

         (B) Disconnection of Service In the event Customer is in material breach of this Agreement, including without limitation, failure to pay all undisputed charges due hereunder by the date stated in the Suspension Notice described in Subsection 7(A) above, MCI WorldCom shall have the right, after giving Customer at least five (5) days prior written notice and opportunity to cure (which notice may be given instead of or in conjunction with the Suspension Notice described in Subsection 7(A) above), and in addition to foreclosing any security interest MCI WorldCom may have, to (I) disconnect all or any portion the Switched Services being provided hereunder and/or terminate this
         Agreement: (ii) withhold billing information from Customer; and/or
         (iii) contact the End Users (for whom calls are originated and terminated solely over facilities comprising the

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         MCI WorldCom network) directly and bill such End Users directly until such time as MCI WorldCom has been paid in full for the amount owed by Customer. If Customer fails to make payment by the date stated in the Suspension Notice and MCI WorldCom, after giving Customer five (5) days prior written notice, terminates this Agreement as provided in this
         Section 7, such termination shall not relieve Customer for payment of the Cancellation Charge as described in Section 2 above.

8. WARRANTY. MCI WorldCom will use reasonable efforts under the circumstances to maintain its overall network quality. The quality of Switched Services provided hereunder shall be consistent with telecommunications common carrier industry standards, government regulations and sound business practices. MCI WORLDCOM MAKES NO OTHER WARRANTIES ABOUT THE SWITCHED SERVICES PROVIDED HEREUNDER, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.

9.       LIABILITY; GENERAL INDEMNITY; REIMBURSEMENT.

         (A) Limited Liability IN NO EVENT WILL EITHER PARTY HERETO BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF REVENUE, LOSS OF CUSTOMERS OR CLIENTS, LOSS OF GOODWILL OR LOSS OF PROFITS ARISING IN ANY MANNER FROM THIS AGREEMENT AND THE PERFORMANCE OR NONPERFORMANCE OF OBLIGATIONS HEREUNDER.

         (B) General Indemnity In the event parties other than Customer (e.g., Customer's End Users) shall have use of the Switched Services through Customer, then Customer agrees to forever indemnify and hold MCI WorldCom, its affiliated companies and any third-party provider or operator of facilities employed in provision of the Switched Services harmless from and against any and all claims, demands, suits, actions, losses, damages, assessments or payments which those parties may assert arising out of or relating to any defect in the Switched Services or MCI WorldCom's provision or nonprovision of Switched Services under this Agreement.

         (C) Reimbursement Customer agrees to reimburse MCI WorldCom for all reasonable costs and expenses incurred by MCI WorldCom due to MCI WorldCom's direct participation (either as a party or witness) in any administrative, regulatory or criminal proceeding concerning Customer if MCI WorldCom's involvement in said proceeding is based solely on MCI WorldCom's provision of Switched Services to Customer.

10. FORCE MAJEURE. If MCI WorldCom's performance of this Agreement or any obligation hereunder is prevented, restricted or interfered with by causes beyond its reasonable control including, but not limited to, acts of God, fire, explosion, vandalism, cable cut, storm or other similar occurrence, any law, order, regulation, direction, action or request of the United States government, or state or local governments, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more such governments, or of any

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civil or military authority, or by national emergency, insurrection, riot, war, strike, lockout or work stoppage or other labor difficulties, or supplier failure, shortage, breach or delay, then MCI WorldCom shall be excused from such performance on a day-to-day basis to the extent of such restriction or interference. MCI WorldCom shall use reasonable efforts under the circumstances to avoid or remove such causes of nonperformance and shall proceed to perform with reasonable dispatch whenever such causes are removed or cease.

11. STATE CERTIFICATION. Customer warrants that in all jurisdictions in which it provides long distance services that require certification, it has obtained the necessary certification from the appropriate governmental authority and, if requested by MCI WorldCom, agrees to provide proof of such certification acceptable to MCI WorldCom. In the event Customer is prohibited, either on a temporary or permanent basis, from continuing to conduct its telecommunications operations in a given jurisdiction, Customer shall (i) immediately notify MCI WorldCom by facsimile, (ii) send written notice to MCI WorldCom within twenty-four (24) hours of such prohibition, and (iii) take immediate steps to suspend or discontinue its use of Switched Services in such jurisdiction.

12. INTERSTATE/INTRASTATE SERVICE. Except with respect to Switched Services specifically designated an Intrastate Services or international Services, the rates provided to Customer in the applicable Attachments are applicable only to Switched Services if such Switched Services are used for carrying interstate telecommunications (i.e., Switched Services subject to FCC jurisdiction). MCI WorldCom shall not be obligated to provide Switched Services with end points within a single state or Switched Services which originate/terminate at points both of which are situated within a single state. In those states where MCI WorldCom is authorized to provide intrastate service (i.e., telecommunications transmission services subject to the jurisdiction of state regulatory authorities), MCI WorldCom will, at its option, provide intrastate Switched Services pursuant to applicable state laws, regulations and applicable tariff, if any, filed by MCI WorldCom with state regulatory authorities as required by applicable law.

13. AUTHORIZED USE OF MCI WORLDCOM NAME; PRESS RELEASES. Without MCI WorldCom's prior written consent, Customer shall not (i) refer to itself as an authorized representative of MCI WorldCom whenever it refers to the Switched Services in promotional, advertising or other materials, or (ii) use MCI WorldCom's logos, trade marks, service marks, or any variations thereof in any of its promotional, advertising or other materials. Additionally, Customer shall provide to MCI WorldCom for its prior review and written approval, all promotions, advertising or other materials or activity using or displaying MCI WorldCom's name or the Services to be provided by MCI WorldCom. In the event MCI WorldCom fails to provide its approval such promotion, advertising or other materials shall be deemed not approved. Customer agrees to change or correct, at Customer's expense, any such material or activity which MCI WorldCom, in its sole judgment, determines to be inaccurate, misleading or otherwise objectionable for any reason. Customer is explicitly authorized to only use the following statements in its sales literature or if in response to an inquiry by Customer's End User: (i) "Customer utilizes the MCI WorldCom network", (ii) "Customer utilizes MCI WorldCom's facilities", (iii) "MCI WorldCom provides only the network facilities", and (iv) "MCI WorldCom is our network services provider". Except as specifically provided in this Section 13, the parties further agree that any press release, advertisement or publication

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generated by a party regarding this Agreement, the Services provided hereunder or in which a party desires to mention the name of the other party or the other party's parent or affiliated company(ies), will be submitted to the non-publishing party for its written approval prior to publication.

14. NOTICES. Notices under this Agreement shall be in writing and delivered to the person identified below at the offices of the parties as they appear below or as otherwise provided for by proper notice hereunder. Customer shall notify MCI WorldCom in writing if Customer's billing address is different than the address shown below. The effective date for any notice under this Agreement shall be the date of actual receipt of such notice by the appropriate party, notwithstanding the date of mailing or transmittal via hand delivery or facsimile.

         IF TO MCI WORLDCOM:      MCI WORLDCOM Network Services, Inc.
                                  6929 North Lakewood Avenue
                                  Tulsa, Oklahoma 74117
                                  Attn: Wholesale Services

         IF TO CUSTOMER:          Valor Telecommunications Enterprises, L.L.C.
                                  201 East John Carpenter Freeway
                                  Irving, Texas 75039
                                  Attn: Don Perkins
                                  Telephone No.: 972-373-1038
                                  Fax No.: 972-373-1290

15. NO-WAIVER. No term or provision of this Agreement shall be deemed waived and no breach or default shall be deemed excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. A consent to waiver of or excuse for a breach or default by either party, whether express or implied, shall not constitute a consent to, waiver of, or excuse for any different or subsequent breach or default.

16.      PARTIAL INVALIDITY; GOVERNMENT ACTION.

         (A) Partial Invalidity If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, rule or regulation, that part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of that provision or the remaining provisions of this Agreement. In such event, Customer and MCI WorldCom will negotiate in good faith with respect to any such invalid or unenforceable part to the extent necessary to render such part valid and enforceable.

         (B) Government Action Upon thirty (30) days prior notice, either party shall have the right, without liability to the other, to cancel an affected portion of the Switched Service if any material rate, or term contained in this Agreement and relevant to the affected Switched Service is substantially changed (to the detriment of the terminating party) or found to be unlawful or the relationship between the parties hereunder is found to be

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         unlawful by order of the highest court of competent jurisdiction to which the matter is appealed, the FCC, or other local, state or federal government authority of competent jurisdiction. Provided, the 30-day notice required hereunder may be shortened as necessary if such order goes into effect prior to thirty (30) days.

17. EXCLUSIVE REMEDIES. Except as otherwise specifically provided for herein, the remedies set forth Agreement comprise the exclusive remedies available to either party at law or in equity.

18. USE OF SERVICE. Upon MCI WorldCom's acceptance of a Service Request hereunder, MCI WorldCom will provide the Switched Services specified therein to Customer upon condition that such Switched Services shall not be used for any unlawful purpose. The provision of Switched Services is not intended to and will not create a partnership or joint venture between the parties or result in a joint communications service offering to any third parties, and MCI WorldCom and Customer agree that this Agreement, to the extent it is subject to FCC regulation, is an inter-carrier agreement which is not subject to the filing requirements of Section 211(a) of the Communications Act of 1934 (47 U.S.C.
Section 211(a)) as implemented in 47 C.F.R. Section 43.51.

19.      CHOICE OF LAW: FORUM.

         (A) Law This Agreement shall be construed under the laws of the State of Oklahoma without regard to choice of law principles.

         (B) Forum Any legal action or proceeding with respect to this Agreement may be brought in the Courts of the State of Oklahoma in and for the County of Tulsa or the United States of America for the Northern District of Oklahoma. By execution of this Agreement, both Customer and MCI WorldCom hereby submit to such jurisdiction, hereby expressly waiving whatever rights may correspond to either of them by reason of their present or future domicile. In furtherance of the foregoing, Customer and MCI WorldCom hereby agree to service by U.S. Mail at the notice addresses referenced in Section 14. Such service shall be deemed effective upon the earlier of actual receipt or seven
         (7) days following the date of posting.

20.      PROPRIETARY INFORMATION.

         (A) Confidential Information The parties understand and agree that the terms and conditions of this Agreement (but not the existence thereof), all documents referenced herein (including invoices to Customer for Switched Services provided hereunder), communications between the parties regarding this Agreement or the Switched Services to be provided hereunder (including price quotes to Customer for any services proposed to be provided or actually provided hereunder), as well as such information relevant to any other agreement between the parties (collectively "CONFIDENTIAL INFORMATION"), are confidential as between Customer and MCI WorldCom.

         (B) Limited Disclosure A party shall not disclose Confidential Information (unless subject to discovery or disclosure pursuant to legal process), to any other party other than the directors, officers, and employees of a party or a party's agents including their respective attorneys, consultants, brokers, lenders, insurance carriers or bona fide

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         prospective purchasers who have specifically agreed in writing to nondisclosure of the terms and conditions hereof. Any disclosure hereof required by legal process shall only be made after providing the non-disclosing party with notice thereof in order to permit the non-disclosing party to seek an appropriate protective order or exemption. Violation by a party or its agents of the foregoing provisions shall entitle the non-disclosing party, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

         (C) Survival of Confidentiality The provisions of this Section 20 will be effective as of the date of this Agreement and remain in full force and effect for a period which will be the longer of (i) one (1) year following the date of this Agreement, or (ii) one (1) year from the termination or expiration of all Services hereunder.

21. SUCCESSORS AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors or assigns, provided, however, that Customer shall not assign or transfer its rights or obligations under this Agreement without the prior written consent of MCI WorldCom, which consent shall not be unreasonably withheld or delayed, and further provided that any assignment or transfer without such consent shall be void.

22.      GENERAL.

         (A) Survival of Terms The terms and provisions contained in this Agreement that by their sense and context are intended to survive the performance thereof by the parties hereto shall so survive the completion of performance and termination of this Agreement, including, without limitation, provisions for indemnification and the making of any and all payments due hereunder.

         (B) Headings Descriptive headings in this Agreement are for convenience only and shall not affect the construction of this Agreement.

         (C) Industry Terms Words having well-known technical or trade meanings shall be so construed, and all listings of items shall not be taken to be exclusive, but shall include other items, whether similar or dissimilar to those listed, as the context reasonably requires.

         (D) Rule of Construction No rule of construction requiring interpretation against the drafting party hereof shall apply in the interpretation of this Agreement.

23. ENTIRE AGREEMENT. This Agreement consists of (i) all the terms and conditions contained herein, an (ii) all documents incorporated herein specifically by reference. This Agreement constitutes the complete and exclusive statement of the understandings between the parties and supersedes all prior and contemporaneous proposals and agreements (oral or written) between the parties relating to the Switched Services provided hereunder. No subsequent agreement between the parties concerning the Switched Services (including further Attachments) and signed by Customer and MCI WorldCom.

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         IN WITNESS WHEREOF, the parties have executed this Telecommunications
Services (Switched Services) as of the dates set forth below which Agreement will be effective as described in the PET attached hereto.

VALOR TELECOMMUNICATIONS                          MCI WORLDCOM NETWORK
ENTERPRISES, L.L.C.                               SERVICES, INC.

By: /s/ Michael A. Page                           By: James Foran
    ------------------------------                    --------------------------
    (Signature)                                       (Signature)

    Michael A. Page                                   James Foran
    ------------------------------                    --------------------------
    (Print Name)                                      (Print Name)

    Vice President                                    Regional Sales Director
    ------------------------------                    --------------------------
    (Title)                                           (Title)

    9/30/00                                           10/10/00
    ------------------------------                    --------------------------
    (Date)                                            (Date)

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

                       MCI WORLDCOM NETWORK SERVICES, INC.

                            PROGRAM ENROLLMENT TERMS
                               (SWITCHED SERVICES)

         These PROGRAM ENROLLMENT TERMS (the "PET") are made by and between MCI WORLDCOM Network Services, Inc. (successor-in-interest to WorldCom Network Services, Inc.) ("MCI WORLDCOM") and Valor Telecommunications Enterprises, L.L.C. ("CUSTOMER") and are a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the applicable Attachment(s) or applicable tariffs referenced in such Attachment(s). Neither Customer nor MCI WorldCom shall be obligated with respect to the Switched Services described in any Attachment, nor any other condition of such Switched Services until Customer has submitted and MCI WorldCom has accepted a Service Request with respect to the particular Switched Service.

1.       SERVICE TERM.

         (A) The Service Term shall commence as of the Effective Date (as described below) and shall continue for a period of thirty-six (36) months (the "SERVICE TERM"). Upon expiration of the Service Term, the Switched Services in question will continue to be provided pursuant to the same terms and conditions as are then in effect (including without limitation, the applicable rates, discounts and commitments, if any), subject to termination by either party upon thirty (30) days prior written notice to the other party. MCI WorldCom will not be obligated to accept any Service Request under this Agreement if Customer's initial Service Request is (i) not submitted by Customer within thirty
         (30) days of the Effective Date of this Agreement, and (ii) not subject to a Requested Service Date within ninety (90) days of the Effective Date.

         (B) For purposes of this Agreement, the appropriate Effective Date as determined under this Subsection (B) will be filled in the area provided above by MCI WorldCom. If Customer has an existing switched services agreement with MCI WorldCom or its affiliates, the "EFFECTIVE DATE" will be the 1st day of the month following the later of (i) twenty-one (21) days after this Agreement has been fully executed by both parties, or (ii) Customer has received a satisfactory credit review and approval from MCI WorldCom's Credit Department pursuant to Subsection 6(A) of the TSA, and all security documentation, if any, required by MCI WorldCom has been properly executed and delivered to MCI WorldCom (collectively, the "CREDIT REVIEW"). If Customer does not have an existing switched services agreement with MCI WorldCom or its affiliates, the "EFFECTIVE DATE" will be the date this Agreement has been fully executed by both parties and the Credit Review has been completed.

2. MONTHLY REVENUE. For purposes of this Agreement, Customer's "MONTHLY REVENUE" will be comprised of (i) the aggregation of all of Customer's Switched Services Revenue as such term is described in each of the applicable Attachments, PLUS (ii) Customer's Data Revenue (as defined herein) from MCI WorldCom. For purposes of

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         this Agreement, Customer's "DATA REVENUE" will be comprised of
         Customer's monthly recurring private line Interexchange Service charges (i.e., both Domestic and International) PLUS Customer's Monthly Port Charges, Monthly CIR Charges and Monthly NNI Charges, if any, as are specifically described in an agreement for Frame Relay Services between MCI WorldCom and Customer PLUS Customer's Internet Monthly Recurring Charges, if any, as are specifically described in an Attachment for DEDICATED INTERNET Service or Attachment for Integrated Internet Access Service between MCI WorldCom and Customer (including any charges for Internet Service purchased from UUNET Technologies, Inc., an affiliate of MCI WorldCom). Customer's Monthly Revenue will not include any pro rata charges, access charges, ancillary or special feature charges, such as, Authorization codes or CDR Tapes, or any other charges other than those identified by the relevant MCI WorldCom invoice as charges specifically mentioned in this Section 2.

3.       SERVICE INTERCONNECTIONS.

         (A) In order to utilize (i) CLASSIC CARRIER TERMINATION Service, CLASSIC CARRIER ORIGINATION Service, TRANSCEND(TM) 2000 CARRIER TERMINATION Service, TRANSCEND(TM) 2000 CARRIER ORIGINATION Service, ACCESS BASED BILLING CARRIER TERMINATION Service, ACCESS BASED BILLING CARRIER ORIGINATION Service, one or more full time dedicated connections between Customer's network and the MCI WorldCom network at one or more MCI WorldCom designated locations ("MCI WORLDCOM POP") must be established ("CARRIER SERVICE INTERCONNECTION(S)"), (ii) CLASSIC END USER DEDICATED ACCESS Service (1+ or TOLL FREE), TRANSCEND(TM) 2000 END USER DEDICATED ACCESS Service (1+ or TOLL FREE), or ACCESS BASED BILLING END USER DEDICATED ACCESS Service (1+ or TOLL FREE), one or more full time dedicated connections between an End User's private branch exchange ("PBX") or other customer premise equipment and the MCI WorldCom network at one or more MCI WorldCom POP(s) must be established ("DEDICATED SERVICE INTERCONNECTION(S)"), and (iii) PRISM I TERMINATION Service and ADVANCED TOLL FREE Service, one or more full time dedicated connections between Customer's network and the MCI WorldCom network at one or more MCI WorldCom POP(s) must be established ("CARRIER PLUS SERVICE INTERCONNECTION(S)"). Each Carrier Service interconnection, Carrier PLUS Service Interconnection and Dedicated Service Interconnection shall be comprised of one or more dedicated access circuits, as the case may be. Carrier Service Interconnection(s), Carrier PLUS Service Interconnections and Dedicated Service Interconnection(s) are collectively referred to as "SERVICE INTERCONNECTIONS".

         (B) The circuit(s) comprising each Service Interconnection to a MCI WorldCom POP shall be requested by Customer on the appropriate MCI WorldCom Service Request. Each Service Request will describe (among other things) the MCI WorldCom POP to which a Service Interconnection is to be established, the Requested Service Date therefor, the type and quantity of circuits comprising the Service Interconnection and any charges and other information relevant thereto, such as, Customer's originating or terminating switch location, as the case may be. Such additional information may be obtained from

                                  Page 2 of 9
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         Customer or gathered by MCI WorldCom and recorded in Technical information Sheets provided by MCI WorldCom.

         (C) Once ordered, and unless otherwise provided for in this Agreement, Service Interconnection(s) or the circuits comprising each Service Interconnection may only be canceled by Customer upon not less than thirty (30) days prior written notice to MCI WorldCom.

         (D) With respect to a Carrier Service Interconnection or a Carrier PLUS Service Interconnection, Customer shall be solely responsible for establishing and maintaining each Carrier Service interconnection or Carrier PLUS Service Interconnection over facilities subject to MCI WorldCom's approval. With respect to Dedicated Service Interconnections, MCI WorldCom will provision and maintain local access facilities between the End User location (i.e., PBX) and the MCI WorldCom POP, subject to any LEC charges plus other applicable terms and charges set forth in MCI WorldCom's applicable tariffs (or the applicable tariffs of its affiliates), however, Customer may elect to be responsible for establishing each Dedicated Service Interconnection over facilities subject to MCI WorldCom's approval. Service Interconnections shall be only comprised of DS-1 facilities unless otherwise provided for in the Service Request and agreed to in writing by MCI WorldCom. If a Service Interconnection is proposed to be made via a local exchange carrier, MCI WorldCom will have the authority to direct Customer to utilize MCI WorldCom's entrance facilities or local serving arrangement ("LSA") with the relevant local telephone operating company, and Customer will be subject to a non-discriminatory charge therefor from MCI WorldCom. The monthly recurring charge relevant to Customer's use of LSA capacity shall be subject to upward adjustment by MCI WorldCom from time to time which adjustment, if any, shall not exceed the rate that otherwise would be charged for the equivalent switched access capacity between the same points by the relevant local telephone operating company pursuant to its published charges for the type of service in question.

         (E) If other private line interexchange facilities are necessary to establish a Service Interconnection, and such facilities are requested from MCI WorldCom, such facilities will be provided on an individual case basis.

         (F) Commencing with the second full calendar month following Start of Service for each circuit comprising a Service Interconnection (i.e., Carrier Service Interconnections, Dedicated Service Interconnections and Carrier PLUS Interconnections) and thereafter, Customer will maintain Switched Services measured usage charges per DS-1 (or DS-1 equivalent circuit) of not less than an average of $[*****] per calendar month/billing period ("MINIMUM MONTHLY USAGE"). In the event Customer fails to obtain the required Minimum Monthly Usage for the circuits comprising each Service Interconnection, MCI WorldCom will charge and Customer will pay the difference between the total combined number of DS-1s times the Minimum Monthly Usage (i.e., $[*****]) and Customer's total combined Switched Services measured usage charges for the circuit(s) comprising the Service Interconnection in question ("MINIMUM USAGE CHARGE"). MCI WorldCom CLASSIC CARRIER TERMINATION Service, CLASSIC CARRIER ORIGINATION

                                  Page 3 of 9
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         Service and CLASSIC END USER DEDICATED Service (1+ and TOLL FREE)
         minutes carried over the same Service Interconnection, TRANSCEND(TM) 2000 TERMINATION Service, TRANSCEND(TM) 2000 CARRIER ORIGINATION Service and TRANSCEND(TM) 2000 END USER DEDICATED ACCESS Service (1+ and TOLL FREE) minutes carried over the same Service Interconnection, ACCESS BASED BILLING 2000 CARRIER TERMINATION Service, ACCESS BASED CARRIER ORIGINATION Service and ACCESS BASED BILLING END USER DEDICATED Service (1+ and TOLL FREE) carried over the same Service Interconnection, or PRISM I TERMINATION Service and ADVANCED TOLL FREE Service minutes carried over the same Service Interconnection, shall be included in determining if Customer has met the Minimum Monthly Usage requirement described herein.

                           Example: Assume Customer's actual Switched Services measured usage charges for 2 DS-1s comprising a Carrier Service Interconnection at MCI WorldCom POP A is $[*****], Customer's actual Switched Services measured usage charges for 2 DS-1s comprising a Carrier Service Interconnection at MCI WorldCom POP B is $[*****], and Customer's End Users actual Switched Services measured usage charges for 1 DS-1 comprising a Dedicated Service Interconnection at MCI WorldCom POP C is $[*****]. Customer would not be subject to a Minimum Usage Charge since Customer's actual Minimum Monthly Usage is $[*****] which exceeds Customer's Minimum Monthly Usage of $[*****] [*****].

         (G) DS-1 circuits comprising all Service Interconnections will be subject to a nonrecurring $[*****] per DS-1 switch port installation charge (provided the maximum charge hereunder will be $[*****] for up to 28 DS-1s ordered at the same time), and DS-3 circuits comprising all Service Interconnections will be subject to a nonrecurring per DS-3 switch port installation charge as determined on an individual case basis.

4.       APPLICATION OF DISCOUNTS:

         (A) With respect to Classic, and ACCESS BASED BILLING products and services, after determining Customer's applicable Discount under the appropriate Attachment(s), the applicable Discount will only be applied to Customer's Interstate Switched Services Revenue (including Alaska, Hawaii, the United States Virgin Islands, Puerto Rico, Guam and the Northern Marianas Islands unless otherwise noted in an Attachment and including 1+ and Toll Free usage unless otherwise noted in an Attachment). With respect to TRANSCEND(TM) 2000 products and services, after determining Customer's applicable Discount under the appropriate Attachment(s), the applicable Discount will only be applied to Customer's Domestic Transport Charges and Customer's Extended Transport Charges to/from Extended Locations unless otherwise noted in an Attachment. With respect to PRISM I TERMINATION Service and ADVANCED TOLL FREE Service, after determining Customer's applicable Discount under the appropriate Attachment, the applicable Discount will only be applied to Customer's Interstate Switched Services Revenue unless otherwise noted in the applicable Attachment.

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         (B)      During the Service Term, with respect to Classic,
         TRANSCEND(TM) 2000 and ACCESS BASED BILLING products and services, accumulated credits derived from the applicable Discounts will be applied in arrears commencing with the first day of the month following the Effective Date, that is, the Discount will be applied to Customer's measured usage charges for the preceding month (the "DISCOUNT PERIOD"). The initial Discount Period shall include any partial calendar month following Start of Service, or such other time basis as may be mutually determined by the parties. With respect to Classic, TRANSCEND(TM) 2000 and ACCESS BASED BILLING products and services, each Discount will result in the application of a credit obtained during the Discount Period to the MCI WorldCom invoice to Customer relevant to the billed measured Switched Service for the calendar month next following the completion of each Discount Period, provided Customer has paid undisputed charges (including any late fees, if applicable) for that month and has not otherwise been subject to a Suspension Notice in accordance with the Agreement. Failure of Customer to comply with the foregoing provision shall entitle MCI WorldCom to withhold any credit due Customer for the Discount Period in question until such charges (including late fees) have been paid in full.

         (C) With respect to all other products and services (not covered by Subsection (B) above), each Discount, if applicable, will result in the application of a credit obtained during the Discount Period to the MCI WorldCom invoice to Customer relevant to the billed measured Switched Service for the calendar month immediately following the completion of each Discount Period, provided Customer has paid undisputed charges (including any late fees, if applicable) for that month and has not otherwise been subject to a Suspension Notice in accordance with the Agreement. Failure of Customer to comply with the foregoing provision shall entitle MCI WorldCom to withhold any credit due Customer for the Discount Period in question until such charges (including late fees) have been paid in full.

5.       CUSTOMER'S MINIMUM REVENUE COMMITMENTS:

         (A) Commencing with the earlier of (i) the first day of the thirteenth (13th) billing period following the Effective Date (as determined under Section 1 above) or (ii) the first day of the month following Customer's obtainment of Monthly Revenue of at least $[*****] from MCI WorldCom for two (2) successive billing periods, and continuing through the end of the Service Term (including any extensions thereto) (the "COMMITMENT PERIOD"), Customer agrees to maintain, on a take-or-pay basis, Monthly Revenue (as defined in Section 2 above) of at least $[*****] ("CUSTOMER'S MINIMUM REVENUE COMMITMENT"). Further, commencing with the first day of the Commitment Period (as described above) and continuing through the end of the Service Term (the "TOTAL COMMITMENT PERIOD"), Customer agrees to maintain, on a take-or-pay basis, cumulative Monthly Revenue of at least $[*****] ("CUSTOMER'S TOTAL MINIMUM REVENUE COMMITMENT").

         (B) Notwithstanding anything to the contrary contained in this Agreement, as soon as Customer's cumulative Monthly Revenue from MCI WorldCom under the terms of this

                                  Page 5 of 9
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         Agreement and commencing with the first day of the Commitment Period
         (as described in Subsection 5(A) above) are equal to at least Customers Total Minimum Revenue Commitment (i.e., $[*****] in the aggregate), Customer may elect to terminate Customer's Minimum Revenue Commitment described in Subsection 5(A) above by providing MCI WorldCom written notice ("CUSTOMER NOTICE"). In such event, commencing with the first day of the first full month following at least thirty (30) days after MCI WorldCom receives the Customer Notice, Customer's Minimum Revenue Commitment shall terminate and will no longer be in force or effect.

6. DEFICIENCY CHARGE. In the event Customer does not maintain Customers Minimum Revenue Commitment in any month during the Commitment Period (regardless of whether Customer has commenced using any or all of the Switched Services described herein), then for those month(s) only, Customer will pay MCI WorldCom, in addition to charges due for Switched Services provided to Customer, the difference between Customer's Minimum Revenue Commitment and Customer's actual Monthly Revenue (as described in Section 2 above) (the "DEFICIENCY CHARGE"). The Deficiency Charge will be due at the same time payment is due for Switched Services provided to Customer for the billing period in which the Deficiency Charge arises, or immediately in an amount equal to Customer's Minimum Revenue Commitment for the unexpired portion of the Service Term, if MCI WorldCom terminates this Agreement based on Customer's default or if Customer terminates this Agreement pursuant to
         Section 2(A) of the TSA. Further, in the event Customer does not maintain Customer's Total Minimum Revenue Commitment by the end of the Service Term, Customer agrees to pay MCI WorldCom the difference between Customer's Total Minimum Revenue Commitment and Customers actual cumulative Monthly Revenue (which shall include any Monthly Deficiency Charges paid by Customer) during the Total Commitment Period (the "TOTAL DEFICIENCY CHARGE"). The Total Deficiency Charge, if any, will be due within ten (10) days following the end of the Service Term, or immediately in an amount equal to Customer's Total Minimum Revenue Commitment less Customer's actual Monthly Revenue through the effective date of termination if MCI WorldCom terminates this Agreement based on Customer's default. It is agreed that MCI WorldCom's damages in the event Customer fails to maintain Customer's Minimum Revenue Commitment and Customer's Total Minimum Revenue Commitment shall be difficult or impossible to ascertain. The provision for a Deficiency Charge and a Total Deficiency Charge in this Section 6 is intended, therefore, to establish liquidated damages in the event Customer fails to maintain Customer's Minimum Revenue Commitment and Customer's Total Minimum Revenue Commitment and is not intended as a penalty.

7. SPECIAL RATES. Notwithstanding anything to the contrary contained in the applicable Attachment(s) attached hereto, commencing as of the Effective Date (described in Section 1 above) and continuing through the end of the Service Term, with respect to CLASSIC SWITCHLESS 1+ Service, CLASSIC SWITCHLESS TOLL FREE Service, and CALLING CARD Service, Customer will receive the special rates (the "SPECIAL RATES") shown in Subparts (i) through (iii) below. The Special Rates will not be subject to the applicable discount percentage set forth in the applicable Attachment(s). All other rates and discounts will be as set forth in the applicable Attachment(s).

                                  Page 6 of 9
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                  (i)      CLASSIC SWITCHLESS 1+ Service and CLASSIC SWITCHLESS
         TOLL FREE Service -- Customer's Interstate rate for calls within the 48 contiguous United States will be $[*****] per minute.

                  (ii) CLASSIC SWITCHLESS 1+ Service and CLASSIC SWITCHLESS TOLL FREE Service -- Customer's Intrastate rate for calls within the following states will be the respective rates per minute set forth below:

    STATE                          RATE
-------------------------------------------
 ARIZONA                         $[*****]
-------------------------------------------
 ARKANSAS                        $[*****]
-------------------------------------------
 COLORADO                        $[*****]
-------------------------------------------
 KANSAS                          $[*****]
-------------------------------------------
 LOUISIANA                       $[*****]
-------------------------------------------
 MISSISSIPPI                     $[*****]
-------------------------------------------
 MISSOURI                        $[*****]
-------------------------------------------
 NEW MEXICO                      $[*****]
-------------------------------------------
 OKLAHOMA                        $[*****]
-------------------------------------------
 TENNESSEE                       $[*****]
-------------------------------------------
 TEXAS                           $[*****]
-------------------------------------------

                  (iii) CALLING CARD Service -- Customer's Interstate rate for calls within the 48 contiguous United States will be $[*****] per minute.

8. BILLING DISPUTES. The parties agree to substitute Subsection 5(D) of the TSA to read in its entirety as follows:

         (D) Billing Disputes. Notwithstanding the foregoing, amounts reasonably disputed by Customer (along with late fees attributable to such amounts) shall apply but shall not be due and payable for a period of sixty (60) days following the Due Date therefor, provided Customer (i) pays all undisputed charges on or before the Due Date, (ii) presents a written statement and supporting documentation of any billing discrepancies to MCI WorldCom in reasonable detail on or before the Due Date of the invoice in question, and (iii) negotiates in good faith with MCI WorldCom for the purpose of resolving such dispute within said sixty (60) day period. In such event, both parties in good faith agree to consider alternative methods of dispute resolution such as arbitration, mediation or mini-trial; provided, however, nothing contained herein shall require MCI WorldCom to agree to any method, and further, any method must be mutually agreed to in writing. In the event such dispute is mutually agreed upon and resolved in favor of MCI WorldCom, Customer agrees to pay MCI WorldCom the disputed amounts together with any applicable late fees within ten (10) days of the resolution (the "ALTERNATE DUE DATE"). In the event such dispute is mutually agreed upon and resolved in favor of Customer will receive a credit for the disputed charges in question and the applicable late fees. In the event MCI WorldCom has responded to Customer's dispute in writing and the parties fail to

                                  Page 7 of 9
                                  CONFIDENTIAL
                  mutually resolve or settle the dispute within such sixty (60) day period (unless MCI WorldCom has agreed in writing to extend such period) all disputed amounts together with late fees shall become due and payable, and this provision shall not be construed to prevent Customer from pursuing any available legal remedies. MCI WorldCom shall not be obligated to consider any Customer notice of billing discrepancies which are received by MCI WorldCom more than sixty (60) days following the Due Date of the invoice in question.

9. NUMBER PORTABILITY. Upon expiration of this Agreement, MCI WorldCom acknowledges that the following toll free number shall be retained by Customer under a new RespOrg: 877-958-2567. MCI WorldCom agrees to fully cooperate with Customer in the conversion process for such number.

10. CANCELLATION WITHOUT CHARGE; OPERATOR SERVICES. Notwithstanding anything to the contrary contained in Subsection 2(C) of the TSA, in the event MCI WorldCom is unable to provide OPERATOR Services or any similar service to Customer as warranted in Section 8 of the TSA, Customer may terminate OPERATOR Services without incurring a cancellation charge (other than payment for OPERATOR Services provided by MCI WorldCom up through the effective date of cancellation) if Customer provides written notification thereof to MCI WorldCom not less than thirty (30) days prior to the effective date of cancellation.

11. ATTACHMENTS. This Agreement consists of the TSA, the PET and the following Attachment(s) [CHECK ALL THAT APPLY] and will include any additional Attachments agreed to by the parties after the Effective Date of this Agreement:

      [X] CLASSIC CARRIER TERMINATION Service (Schedule CL-A), (Schedule CL-B),
          (Schedule CL-C), (Schedule CL-D), (Schedule CL-E), (Schedule CL-F), (Schedule CL-G)

      [X] CLASSIC CARRIER ORIGINATION Service (Schedule CL-H), (Schedule CL-I),
          (Schedule CL-J), (Schedule CL-K)

      [X] CLASSIC SWITCHLESS/END USER DEDICATED Service (Schedule CL-L),
          (Schedule CL-M), (Schedule CL-N), (Schedule CL-O), (Schedule CL-P), (Schedule CL-Q)

      [X] OPERATOR SERVICES                     [ ] DEBIT CARD Service

      [X] CALLING CARD(TM) Service              [ ] NETWORK CONFERENCING Service

      [ ] UNIVERSAL INTERNATIONAL FREE          [X] INTERNATIONAL TOLL FREE
          PHONE NUMBER Service (UIFN)               SERVICES (ITFS)

      [ ] LOCAL SERVICE                         [X] CIC TRANSLATION Service

                                  Page 8 of 9
                                  CONFIDENTIAL

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         IN WITNESS WHEREOF, the parties have executed these Switched Services
Program Enrollment Terms.

MCI WORLDCOM NETWORK                       VALOR TELECOMMUNICATIONS
SERVICES, INC.                             ENTERPRISES, L.L.C.

By: /s/ Michael A. Page                    By: /s/ James Foran
    -----------------------------------        ---------------------------------
                (Signature)                                (Signature)

Michael A. Page                            James Foran
---------------------------------------    -------------------------------------
               (Print Name)                               (Print Name)

Vice President                             Regional Sales Director
---------------------------------------    -------------------------------------
                 (Title)                                    (Title)

9/30/00                                    10/10/00
---------------------------------------    -------------------------------------
                 (Date)                                     (Date)

                                  Page 9 of 9
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

                       MCI WORLDCOM NETWORK SERVICES, INC.

          ATTACHMENT FOR CLASSIC SWITCHLESS/END USER DEDICATED SERVICES

         This ATTACHMENT FOR CLASSIC SWITCHLESS/END USER DEDICATED SERVICES is made by and between Valor Telecommunications Enterprises, L.L.C. ("CUSTOMER") and MCI WORLDCOM Network Services, Inc. ("MCI WORLDCOM") and is a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET or the applicable Attachment(s). NOTE: ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS ATTACHMENT WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.

         During the Service Term of the Agreement, MCI WorldCom will provide "CLASSIC SWITCHLESS/END USER DEDICATED SERVICES" which include the following services:

         (a) CLASSIC SWITCHLESS 1+ Service which is the origination (via individual telephone lines) and termination of calls solely over facilities comprising the MCI WorldCom network, (i) subject to the limitation of origination and termination locations set forth herein, and (ii) for the charges and applicable discounts set forth herein.

         (b) CLASSIC SWITCHLESS TOLL FREE Service which is the origination (via individual telephone lines) and termination of calls solely over facilities comprising the MCI WorldCom network, (i) subject to the limitation of origination and termination locations set forth herein, and (ii) for the charges and applicable discounts set forth herein.

         (c) CLASSIC END USER DEDICATED 1+ Service which is the termination of calls solely over facilities comprising the MCI WorldCom network which origination is via dedicated access lines, (i) subject to the limitation of origination and termination locations set forth herein, and (ii) for the charges and applicable discounts set forth herein.

         (d) CLASSIC END USER DEDICATED TOLL FREE Service which is the origination of Toll Free calls by MCI WorldCom solely over facilities comprising the MCI WorldCom network which termination is via dedicated access lines, (i) subject to the limitation of origination and termination locations set forth herein, and (ii) for the charges and applicable discounts set forth herein.

I.       TERMS AND CONDITIONS.

         (A) FORECASTS: Before Customers initial order for CLASSIC SWITCHLESS/END USER DEDICATED Services, Customer shall provide MCI WorldCom with a forecast regarding the number of minutes expected to be terminated or originated in various LATAs and/or Tandems, so as to enable MCI WorldCom to configure optimum network arrangements. IN THE EVENT CUSTOMER'S TRAFFIC VOLUMES RESULT IN A LOWER THAN INDUSTRY STANDARD COMPLETION RATE OR OTHERWISE ADVERSELY AFFECT THE MCI WORLDCOM NETWORK, MCI WORLDCOM RESERVES THE RIGHT TO BLOCK THE SOURCE OF SUCH

                                  Page 1 of 9
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         ADVERSE TRAFFIC AT ANY TIME. Customer will provide MCI WorldCom with additional forecasts from time to time upon MCI WorldCom's request which shall not be more frequent than once every three (3) months.

         (B) START OF SERVICE: Start of Service for (i) CLASSIC SWITCHLESS 1+ Service will be on an ANI by ANI basis concurrently with the activation of each ANI to be served, (ii) CLASSIC SWITCHLESS TOLL FREE Service will be on a Toll Free Number by Toll Free Number basis concurrently with the activation of each Toll Free Number to be served, and (iii) CLASSIC END USER DEDICATED 1+ Service and CLASSIC END USER DEDICATED TOLL FREE Service will be concurrently with the activation of each circuit comprising a Dedicated Service Interconnection (as defined in the PET) relevant to such Service.

         (C) SUBMISSION OF ANIS: After MCI WorldCom's receipt and verification of a valid Service Request for CLASSIC SWITCHLESS 1+ Service or CLASSIC END USER DEDICATED 1 + Service requiring a change in the primary interexchange carrier ("PIC"), MCI WorldCom agrees to (i) submit the ANI(s) relevant to such Service Requests to the following local exchange carriers ("LECS") (with which MCI WorldCom currently has electronic interlace capabilities) within ten (10) days: Ameritech, Bell Atlantic, BellSouth, Nynex, Pacific Bell, Southwestern Bell, US West, GTE and United, and (ii) submit the ANI(s) relevant to such Service Requests to those LECs with which MCI WorldCom does not have electronic interface capabilities within a reasonable time.

         (D)      LIMITATION OF ORIGINATION AND TERMINATION LOCATIONS:

                  (i) CLASSIC SWITCHLESS 1+ Service may be originated from all equal access exchanges in the 48 contiguous United States (except in LATA 921 -- Fishers Island, New York) and Hawaii and terminated to any direct dialable location worldwide.

                  (ii) CLASSIC SWITCHLESS TOLL FREE Service may be originated from locations in the 48 contiguous United States, Hawaii, Alaska, the US Virgin Islands, Puerto Rico, Guam, the Northern Marianas Islands and Canada and terminated to locations in the 48 contiguous United States and Canada.

                  (iii) CLASSIC END USER DEDICATED 1+ Service may be originated from any Customer-designated Dedicated Service Interconnection and terminated to any direct dialable location worldwide.

                  (iv) CLASSIC END USER DEDICATED TOLL FREE Service may be originated from locations in the 48 contiguous United States, Hawaii, Alaska, the US Virgin Islands, Puerto Rico, Guam, the Northern Marianas Islands and Canada and terminated to any Customer-designated Dedicated Service Interconnection in the 48 contiguous United States or Hawaii.

         (E) BILLING INCREMENTS: All calls (excluding California IntraLATA and California intrastate calls and calls to/from International Locations, Canada and Mexico) will be

                                  Page 2 of 9
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

         billed in six (6) second increments and subject to a six (6) second minimum charge. California IntraLATA and California intrastate calls will be billed in six (6) second increments and subject to an eighteen
         (18) second minimum charge. Calls to/from International Locations, Canada and Mexico will be billed in six (6) second increments and subject to a thirty (30) second minimum charge. All calls will be billed utilizing Hardware Answer Supervision where available commencing with Customer's switch wink or answer back, if Customer is found to be non-compliant in passing back appropriate answer supervision, i.e., answer back, MCI WorldCom reserves the right to suspend CLASSIC SWITCHLESS TOLL FREE Service and/or CLASSIC END USER DEDICATED TOLL FREE Service or deny requests by Customer for additional Service until appropriate compliance is established.

         (F) RBOC ORIGINATION/TERMINATION REQUIREMENT: During each calendar month or pro rata portion thereof, Customer agrees to maintain at least 80% of Customer's Total Classic Minutes (as defined herein) for origination or termination in a Tandem owned and operated by a Regional Bell Operating Company and subject to such RBOC's tariffed access charges. MCI WorldCom shall have the right to apply a $[*****] per minute surcharge to the number of minutes by which Non-RBOC Originations and/or Terminations exceed 20% of Customers Total Classic Minutes. For purposes of this Subsection (F), "CUSTOMER'S TOTAL CLASSIC MINUTES" will include all of Customers CLASSIC CARRIER TERMINATION Service minutes, Customer's CLASSIC CARRIER ORIGINATION Service minutes, and Customers CLASSIC END USER DEDICATED (1+ and TOLL FREE) Service minutes.

         (G) PRESUBSCRIBED INTEREXCHANGE CARRIER CHARGE (PICC): MCI WorldCom will charge Customer for any LEC-assessed presubscribed interexchange carrier charge ("PICC CHARGE") which PICC Charge will be reasonably determined by MCI WorldCom as of a date certain each month (the "PICC CHARGE DETERMINATION DATE"). Customers PICC Charge will be determined as of the PICC Charge Determination Date and will be based on the same criteria for which MCI WorldCom is assessed such charge by the LEC (e.g., number and type of Customers End Users (i.e., residential or business) as well as the type of line associated with each such End User (i.e., single line, secondary line or multi-line). This Subparagraph (G) will be deemed to include any other similar additional charges assessed by a LEC during the Service Term of this Agreement (i.e., charges for which MCI WorldCom is not currently being assessed).

         (H)      TOLL FREE NUMBERS:

                  (1) TOLL FREE numbers will be issued to Customer (i.e., issuance equates to activation or reservation, whichever occurs first) on a random basis. Customer requests for specific numbers will be considered by MCI WorldCom, and if provided, will be subject to additional charges as set forth below and MCI WorldCom's then current reservation policy which shall also apply to any randomly selected and reserved TOLL FREE number. At any time preceding three (3) months from the scheduled expiration of the Service Term, Customer may only reserve TOLL FREE numbers in an amount equal to the greater of
                  (i)

                                  Page 3 of 9
                                  CONFIDENTIAL

                  50, or (ii) fifteen percent (15%) of the total number of TOLL FREE numbers activated by MCI WorldCom for Customer. Customer requests for TOLL FREE numbers inconsistent with the above stated conditions may be considered by MCI WorldCom on an individual case basis. TOLL FREE numbers reserved for Customer will be activated upon Customers request.

                  (2) Customer Request for Specific Numbers - $[*****] per individual TOLL FREE number reserved or assigned.

                  (3) Customer specifically agrees that regardless of the method in which a TOLL FREE number is reserved for or otherwise assigned to Customer, that Customer will not seek any remedy from MCI WorldCom including, but not limited to, any remedy based on a theory of detrimental reliance or otherwise that such TOLL FREE number(s) are found not to be available for Customers use until such TOLL FREE number is put in service for the benefit of Customer, and that such TOLL FREE number(s) shall not be sold, bartered, brokered or otherwise released by Customer for a fee ("TOLL FREE NUMBER TRAFFICKING"). Any attempt by Customer to engage in TOLL FREE Number Trafficking shall be grounds for reclamation by MCI WorldCom for reassignment of the TOLL FREE number(s) reserved for or assigned to Customer.

         (I) TOLL FREE IDENTIFICATION SERVICES AND ROUTING OPTIONS: The following Toll Free identification services and routing options are available from MCI WorldCom:

                  IDENTIFICATION SERVICES:

                  i. Dialed Number Identification Service (DNIS) - identification of specific TOLL FREE number dialed.

                  ii. Real-Time ANI - receipt of telephone number of calling party.

                  TOLL FREE ROUTING OPTIONS:

                  i. Message Referral - recording (up to six (6) months) that informs callers that the TOLL FREE number has been disconnected or refers callers to new number.

                  ii. Call Area Selection - selection or blockage of locations from which TOLL FREE numbers can be received (i.e., State, NPA, LATA or NXX level).

                  iii. Call Distributor Routing [END USER DEDICATED TOLL FREE Service only] - distribution of TOLL FREE traffic evenly over dedicated access lines in a trunk group (e.g., ascending, descending, most idle, least idle).

                  iv. Route Completion (Overflow) [END USER DEDICATED TOLL FREE Service only] - overflow of TOLL FREE dedicated access traffic only up to five

                                  Page 4 of 9
                                  CONFIDENTIAL

                  (5) pre-defined alternate routing groups (e.g., dedicated access, WATs access lines or switched access lines).

                  v. Geographic Routing - termination of calls to a single TOLL FREE number from two or more originating routing groups to different locations.

                  vi. Time-of-Day Routing - routing of calls to single TOLL FREE number based on time of day (up to forty-eight (48) time slots of 15-minute increments in a 24-hour period).

                  vii. Day-of-Week Routing - routing of calls to single TOLL FREE number based on each day of the week.

                  viii. Day-of-Year Routing - routing of calls to single TOLL FREE number based on up to fifteen (15) customer-specified holidays.

                  ix. Percent Allocation Routing - routing of calls for each originating routing group to two (2) or more terminating locations based on customer-specified percentage.

                  Customer will receive the Identification Services described above at no charge. The minutes of use rates for Toll Free Routing Options described above (in addition to the Toll Free Routing Option Feature Charges described below) will be the same rates for CLASSIC SWITCHLESS TOLL FREE Service or CLASSIC END USER DEDICATED TOLL FREE Service described herein excluding Route Completion (Overflow). The Toll Free Routing Option Feature Charges are as follows:

                  Installation Charge: $[*****] per feature; maximum of $[*****] per TOLL FREE number.

                  Change Order Charge: $[*****] per feature; maximum of $[*****] per TOLL FREE number.

                  Monthly Recurring Charge: $[*****] per feature; maximum of $[*****] per TOLL FREE number.

                  Expedite Charge: $[*****] (i.e., outside normal interval time of four (4) business days).

                  Note: More than ten (10) points of termination for a single feature will be treated as two (2) features. Further, every additional ten (10) points of termination will be treated as a separate feature.

                  National Toll Free Listing: $[*****] per month per TOLL FREE number (allows up to four (4) different listings per TOLL FREE number in the National Toll Free Directory). [This charge is not subject to any maximum amount per account.]

                  Payphone Blocking: $[*****] per month per account (allows payphone-originated TOLL FREE calls with the payphone identifier digits 27, 29 and 70 to be blocked;

                                  Page 5 of 9
                                  CONFIDENTIAL

                  Installation charge: $[*****] per account; charges described herein for payphone blocking do not contribute to other feature charge maximums.

         (J) RESPORG SERVICES: Responsible Organization Services (relevant to TOLL FREE Numbers) if provided by MCI WorldCom will be provided by MCI WorldCom pursuant to MCI WorldCom's applicable tariffs (or the applicable tariffs of its affiliates).

         (K) PAYPHONE SURCHARGE: In the event MCI WorldCom is required to compensate payphone service providers (PSPs) for toll-free or access code calls which originate from payphones (including without limitation, any Order adopted by the FCC) ("PAYPHONE SURCHARGE"), MCI WorldCom will charge and Customer agrees to pay MCI WorldCom the amount of the Payphone Surcharge which is required to be paid by MCI WorldCom. Customer acknowledges that MCI WorldCom currently compensates PSPs for the following payphone-identifier digits: 07, 27, 29 and 70. MCI WorldCom reserves the right to modify the list of payphone-identifier digits as it deems necessary to comply with applicable law and regulations.

II.      CLASSIC SWITCHLESS/END USER DEDICATED SERVICE CHARGES.

         (A) For purposes of this Attachment, Customer's "SWITCHED SERVICES REVENUE" will be comprised of (I) Customer's gross (i.e., prior to the application of discounts) measured and per call Switched Service charges described in Subsections (B) through (F) below (i.e., Directory Assistance and both domestic and International), and (ii) the PICC Charge, if applicable, described in Subsection I.(G) above.

         (B) Rates (per minute except for DIRECTORY ASSISTANCE which is per call).

                  (i)      CLASSIC SWITCHLESS 1+ Service

                            SERVICE                                            RATE
------------------------------------------------------------------------------------------
INTERSTATE (within the 48 contiguous United States)                      SEE Schedule CL-D
------------------------------------------------------------------------------------------
INTERSTATE EXTENDED DOMESTIC Locations (from the 48 contiguous           SEE Schedule CL-E
United States to Extended Locations and Hawaii to the 48
contiguous United States and Extended Locations)
------------------------------------------------------------------------------------------
INTRASTATE (within the 48 contiguous United States)*                     SEE Schedule CL-F
------------------------------------------------------------------------------------------
CANADA (from the 48 contiguous United States and Hawaii to               SEE Schedule CL-G
Canada)*
------------------------------------------------------------------------------------------
MEXICO (from the 48 contiguous United States and Hawaii to               SEE Schedule CL-H
Mexico)*
------------------------------------------------------------------------------------------
INTERNATIONAL (from the 48 contiguous United States and Hawaii to        SEE Schedule CL-C
international Locations)*
------------------------------------------------------------------------------------------

* NOT SUBJECT TO DISCOUNT.

                  (ii)     CLASSIC SWITCHLESS TOLL FREE Service

                            SERVICE                                         RATE
---------------------------------------------------------------------------------------
INTERSTATE (within the 48 contiguous United States)                   SEE Schedule CL-D
---------------------------------------------------------------------------------------
INTERSTATE EXTENDED DOMESTIC Locations (from Extended Locations       SEE Schedule CL-E
to the 48 contiguous United States)
---------------------------------------------------------------------------------------

                                  Page 6 of 9
                                  CONFIDENTIAL

INTRASTATE (within the 48 contiguous United States)*                  SEE Schedule CL-F
---------------------------------------------------------------------------------------
CANADA (from Canada to the 48 contiguous United States, the 48        SEE Schedule CL-G
contiguous United States to Canada and Extended Locations to
Canada)*
---------------------------------------------------------------------------------------

* NOT SUBJECT TO DISCOUNT.

                  (iii)    CLASSIC END USER DEDICATED 1+ Service

                            SERVICE                                         RATE
---------------------------------------------------------------------------------------
INTERSTATE (within the 48 contiguous United States; rates based       SEE Schedule CL-D
on location of terminating LATA)
---------------------------------------------------------------------------------------
INTERSTATE EXTENDED DOMESTIC Locations (from the 48 contiguous        SEE Schedule CL-E
United States to Extended Locations)
---------------------------------------------------------------------------------------
INTRASTATE (within the 48 contiguous United States)*                  SEE Schedule CL-F
---------------------------------------------------------------------------------------
CANADA (from the 48 contiguous United States to Canada)*              SEE Schedule CL-G
---------------------------------------------------------------------------------------
MEXICO (from the 48 contiguous United States to Mexico)*              SEE Schedule CL-H
---------------------------------------------------------------------------------------
INTERNATIONAL (from the 48 contiguous United States to                SEE Schedule CL-I
International Locations)*
---------------------------------------------------------------------------------------

* NOT SUBJECT TO DISCOUNT.

                  (iv)     CLASSIC END USER DEDICATED TOLL FREE Service

                            SERVICE                                         RATE
---------------------------------------------------------------------------------------
INTERSTATE (within the 48 contiguous United States; rates based       SEE Schedule CL-D
on location of originating LATA)
---------------------------------------------------------------------------------------
INTERSTATE EXTENDED DOMESTIC Locations (from Extended Locations       SEE Schedule CL-E
to the 48 contiguous United States)
---------------------------------------------------------------------------------------
INTRASTATE (within the 48 contiguous United States)*                  SEE Schedule CL-F
---------------------------------------------------------------------------------------
CANADA (from Canada to the 48 contiguous United States)*              SEE Schedule CL-G
---------------------------------------------------------------------------------------

* NOT SUBJECT TO DISCOUNT.

                  (v) CLASSIC DIRECTORY ASSISTANCE: SEE Schedule CL-I [NOT SUBJECT TO DISCOUNT].

III.     DISCOUNTS.

         Commencing with the Effective Date and continuing through the end of the Service Term (including any applicable extensions thereto), Customers discount percentage for CLASSIC SWITCHLESS/END USER DEDICATED Services (the "DISCOUNT") will be determined under the Discount Schedule shown below based on Customer's actual Monthly Revenue for such month. Throughout the Service Term, Customer will automatically receive the next higher (or lower) Discount when Customer's eligible Monthly Revenue (as defined in the PET) reaches the next higher level (or falls to the next lower level).

                                  Page 7 of 9
                                  CONFIDENTIAL

  MONTHLY REVENUE       DISCOUNT
-------------------     --------
$[*****] - $[*****]       0.00%
$[*****] - $[*****]       2.50%
$[*****] - $[*****]       5.00%
$[*****] - $[*****]       7.50%
      $[*****]           10.00%

IV.      CDR MEDIA.

         MCI WorldCom will provide Call Detail Records (CDRs) for MCI WorldCom's Switched Services in machine readable form in one of several magnetic tape formats (selected by Customer on Customer's Service Request) ("CDR MEDIA"). CDR Media provided hereunder (i) monthly is provided at no charge, (ii) weekly is subject to a recurring monthly charge of $150, and (iii) daily is subject to the applicable non-recurring Installation Charge as described below (plus all leased-line and equipment costs necessary to implement Daily CDR Media which will be determined on an individual case basis depending on Customers specific configuration).

                                                TOTAL CONTRACT      NON-RECURRING
                     TYPE                           VALUE        INSTALLATION CHARGE
------------------------------------------------------------------------------------
Daily CDR Media-Customer provided hardware and   <$1,000,000            $[*****]
software                                          $1,000,000+           $[*****]
------------------------------------------------------------------------------------
Daily CDR Media-PC Solution                      <$1,000,000            $[*****]
                                                  $1,000,000+           $[*****]
------------------------------------------------------------------------------------
Sub-Daily CDR Media-Customer provided hardware   <$1,000,000            $[*****]
and software                                      $1,000,000+           $[*****]
------------------------------------------------------------------------------------
Sub-Daily CDR Media-PC Solution                  <$1,000,000            $[*****]
                                                  $1,000,000+           $[*****]
------------------------------------------------------------------------------------

                                  Page 8 of 9
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

         IN WITNESS WHEREOF, authorized parties on behalf of their respective entities have initialed this Attachment for CLASSIC SWITCHLESS/END USER DEDICATED Services as of the date shown below.

VALOR TELECOMMUNICATIONS                   MCI WORLDCOM NETWORK
ENTERPRISES, L.L.C.                        SERVICES, INC.

Customer Initials MP                       MCI WorldCom's Initials JF

Date: 9/30/00                              Date: 10/10/00

                                  Page 9 of 9
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

                       MCI WORLDCOM NETWORK SERVICES, INC.

               ATTACHMENT FOR CLASSIC CARRIER ORIGINATION SERVICE

         This ATTACHMENT FOR CLASSIC CARRIER ORIGINATION SERVICE is made by and between Valor Telecommunications Enterprises, L.L.C. ("CUSTOMER") and MCI WORLDCOM Network Services, Inc. ("MCI WORLDCOM") and is a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET or the applicable Attachment(s). NOTE: ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS ATTACHMENT WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.

         During the Service Term of the Agreement, MCI WorldCom will provide "CLASSIC CARRIER ORIGINATION SERVICE" which is MCI WorldCom's origination of Toll Free calls by MCI WorldCom and the termination of such calls to Customers Service Interconnection(s), (i) subject to the limitation of origination and termination locations set forth herein, and (ii) for the charges and applicable discounts set forth herein.

I.       TERMS AND CONDITIONS.

         (A) FORECASTS: Before Customers Initial order for CLASSIC CARRIER ORIGINATION Services, Customer shall provide MCI WorldCom with a forecast regarding the number of minutes expected to be originated in various LATAs and/or Tandems, so as to enable MCI WorldCom to configure optimum network arrangements. IN THE EVENT CUSTOMERS TRAFFIC VOLUMES RESULT IN A LOWER THAN INDUSTRY STANDARD COMPLETION RATE OR OTHERWISE ADVERSELY AFFECT THE MCI WORLDCOM NETWORK, MCI WORLDCOM RESERVES THE RIGHT TO BLOCK THE SOURCE OF SUCH ADVERSE TRAFFIC AT ANY TIME. Customer will provide MCI WorldCom with additional forecasts from time to time upon MCI WorldCom's request which shall not be more frequent than once every three (3) months.

         (B) START OF SERVICE: Start of Service for CLASSIC CARRIER ORIGINATION Service will be concurrent with the activation of each circuit comprising a Carrier Service Interconnection (as defined in the PET) relevant to CLASSIC CARRIER ORIGINATION Service.

         (C) LIMITATION OF ORIGINATION AND TERMINATION LOCATIONS: CLASSIC CARRIER ORIGINATION Service may be originated from locations in the 48 contiguous United States, Hawaii, Alaska, the US Virgin Islands, Puerto Rico, Guam, the Northern Marianas Islands and Canada and terminated to any Customer-designated Carrier Service Interconnection in the 48 contiguous United States.

         (D) BILLING INCREMENTS: All calls (excluding California IntraLATA and California intrastate calls and calls to/from Canada) will be billed in six (6) second increments and subject to a six (6) second minimum charge. California IntraLATA and California intrastate calls will be billed in six (6) second increments and subject to an eighteen
         (18) second minimum charge, and (ii) calls to/from Canada will be billed in six (6) second increments and subject to a thirty (30) second minimum charge. All calls will be billed

                                  Page 1 of 6
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

         utilizing Hardware Answer Supervision where available commencing with Customer's switch wink or answer back. If Customer is found to be non-compliant in passing back appropriate answer supervision, i.e., answer back, MCI WorldCom reserves the right to suspend CLASSIC CARRIER ORIGINATION Service or deny requests by Customer for additional Service until appropriate compliance is established.

         (E) RBOC ORIGINATION/TERMINATION REQUIREMENT: During each calendar month or pro rata portion thereof, Customer agrees to maintain at least [*****]% of Customer's Total Classic Minutes (as defined herein) for origination or termination (whichever is applicable) in a Tandem owned and operated by a Regional Bell Operating Company and subject to such RBOC's tariffed access charges. MCI WorldCom shall have the right to apply a $[*****] per minute surcharge to the number of minutes by which Non-RBOC Originations and/or Terminations exceed [*****]% of Customer's Total Classic Minutes. For purposes of this Subsection (E), "CUSTOMER'S TOTAL CLASSIC MINUTES" will include all of Customer's CLASSIC CARRIER TERMINATION Service minutes, Customer's CLASSIC CARRIER ORIGINATION Service minutes, and Customer's CLASSIC END USER DEDICATED (1+ and TOLL
         FREE) Service minutes.

         (F) PIU CERTIFICATION: With respect to a Carrier Service Interconnection as defined in the PET, absent the automatic number identification ("ANI") of the calling party, Customer shall provide MCI WorldCom with a written certification (the "CERTIFICATION") of the percentage of interstate (including international) and intrastate minutes of use relevant to the minutes of traffic to be terminated in the same state in which the MCI WorldCom POP is located to which the Carrier Service Interconnection is made. This Certification shall be provided by Customer prior to Start of Service for any Carrier Service Interconnection and may be modified from time to time by Customer and subject to recertification upon the request of MCI WorldCom which requests shall not be made unilaterally by MCI WorldCom more than once each calendar quarter. Any such modification(s) or Certification(s) shall be effective as of the first day of any calendar month and following at least forty-five (45) days notice from Customer. In the event Customer fails to make such Certification, the relevant minutes of use will be deemed to be subject to the Intrastate Rates described herein, in the event MCI WorldCom or any other third party requires an audit of MCI WorldCom's interstate/intrastate minutes of traffic, Customer agrees to cooperate in such audit at its expense and make its call detail records, billing systems and other necessary information reasonably available to MCI WorldCom or any third party solely for the purpose of verifying Customers interstate/intrastate minutes of traffic. Customer agrees to indemnify MCI WorldCom for any liability MCI WorldCom incurs in the event Customer's Certification is different than that determined by the audit.

         (G) PAYPHONE SURCHARGE: in the event MCI WorldCom is required to compensate payphone service providers (PSPs) for toll-free or access code calls which originate from payphones (including without limitation, any Order adopted by the FCC) ("PAYPHONE SURCHARGE"), MCI WorldCom will charge and Customer agrees to pay MCI WorldCom the amount of the Payphone Surcharge which is required to be paid by MCI WorldCom. Customer acknowledges that MCI WorldCom currently compensates PSPs for the

                                  Page 2 of 6
                                  CONFIDENTIAL
         following payphone-identifier digits: 07, 27, 29 and 70. MCI WorldCom reserves the right to modify the list of payphone-identifier digits as it deems necessary to comply with applicable law and regulations.

         (H)      TOLL FREE NUMBERS:

                  (1) TOLL FREE numbers will be issued to Customer (i.e., issuance equates to activation or reservation, whichever occurs first) on a random basis. Customer requests for specific numbers will be considered by MCI WorldCom, and if provided, will be subject to additional charges as set forth below and MCI WorldCom's then current reservation policy which shall also apply to any randomly selected and reserved TOLL FREE number. At any time preceding three (3) months from the scheduled expiration of the Service Term, Customer may only reserve TOLL FREE numbers in an amount equal to the greater of
                  (i) 50, or (ii) fifteen percent (15%) of the total number of TOLL FREE numbers activated by MCI WorldCom for Customer. Customer requests for TOLL FREE numbers inconsistent with the above stated conditions may be considered by MCI WorldCom on an individual case basis. TOLL FREE numbers reserved for Customer will be activated upon Customers request.

                  (2) Customer Request for Specific Numbers - $[*****] per individual TOLL FREE number reserved or assigned.

                  (3) Customer specifically agrees that regardless of the method in which a TOLL FREE number is reserved for or otherwise assigned to Customer, that Customer will not seek any remedy from MCI WorldCom including, but not limited to, any remedy based on a theory of detrimental reliance or otherwise that such TOLL FREE number(s) are found not to be available for Customer's use until such TOLL FREE number is put in service for the benefit of Customer, and that such TOLL FREE number(s) shall not be sold, bartered, brokered or otherwise released by Customer for a fee ("TOLL FREE NUMBER TRAFFICKING"). Any attempt by Customer to engage In TOLL FREE Number Trafficking shall be grounds for reclamation by MCI WorldCom for reassignment of the TOLL FREE number(s) reserved for or assigned to Customer.

         (I) TOLL FREE IDENTIFICATION SERVICES AND ROUTING OPTIONS: The following Toll Free identification services and routing options are available from MCI WorldCom:

                  IDENTIFICATION SERVICES:

                  i. Dialed Number Identification Service (DNIS) - identification of specific TOLL FREE number dialed.

                  ii. Real-Time ANI - receipt of telephone number of calling party.

                                  Page 3 of 6
                                  CONFIDENTIAL

                  TOLL FREE ROUTING OPTIONS:

                  i. Message Referral - recording (up to six (6) months) that informs callers that the TOLL FREE number has been disconnected or refers callers to new number.

                  ii. Call Area Selection - selection or blockage of locations from which TOLL FREE numbers can be received (i.e., State, NPA, LATA or NXX level).

                  iii. Call Distributor Routing - distribution of TOLL FREE traffic evenly over dedicated access lines in a trunk group (e.g., ascending, descending, most idle, least idle).

                  iv. Route Completion (Overflow) - overflow of TOLL FREE dedicated access traffic only to up to five (5) pre-defined alternate routing groups (e.g., dedicated access, WATs access lines or switched access lines).

                  v. Geographic Routing - termination of calls to a single TOLL FREE number from two or more originating routing groups to different locations.

                  vi. Time-of-Day Routing - routing of calls to single TOLL FREE number based on time of day (up to forty-eight (48) time slots of 15-minute increments In a 24-hour period).

                  vii. Day-of-Week Routing - routing of calls to single TOLL FREE number based on each day of the week.

                  viii. Day-of-Year Routing - routing of calls to single TOLL FREE number based on up to fifteen (15) customer-specified holidays.

                  ix. Percent Allocation Routing - routing of calls for each originating routing group to two (2) or more terminating locations based on customer-specified percentage.

                  Customer will receive the Identification Services described above at no charge. The minutes of use rates for Toll Free Routing Options described above (in addition to the Toll Free Routing Option Feature Charges described below) will be the same rates for CLASSIC CARRIER ORIGINATION Service described herein excluding Route Completion (Overflow). The Toll Free Routing Option Feature Charges are as follows:

                  Installation Charge: $[*****] per feature; maximum of $[*****] per TOLL FREE number.

                  Change Order Charge: $[*****] per feature; maximum of $[*****] per TOLL FREE number.

                                  Page 4 of 6
                                  CONFIDENTIAL

                  Monthly Recurring Charge: $[*****] per feature; maximum of $[*****] per TOLL FREE number.

                  Expedite Charge: $[*****] (i.e., outside normal interval time of four (4) business days).

                  Note: More than ten (10) points of termination for a single feature will be treated as two (2) features. Further, every additional ten (10) points of termination will be treated as a separate feature.

                  National Toll Free Listing: $[*****] per month per TOLL FREE number (allows up to four (4) different listings per TOLL FREE number in the National Toll Free Directory). [This charge is not subject to any maximum amount per account.]

                  Payphone Blocking: $[*****] per month per account (allows payphone-originated TOLL FREE calls with the payphone identifier digits 27, 29 and 70 to be blocked; Installation charge: $[*****] per account; charges described herein for payphone blocking do not contribute to other feature charge maximums.

         (J) RESPORG SERVICES: Responsible Organization Services (relevant to TOLL FREE Numbers) if provided by MCI WorldCom will be provided by MCI WorldCom pursuant to MCI WorldCom's applicable tariffs (or the applicable tariffs of its affiliates).

II.      CLASSIC CARRIER ORIGINATION SERVICE CHARGES.

         (A) For purposes of this Attachment, Customer's "SWITCHED SERVICES REVENUE" will be comprised of Customer's gross (i.e., prior to the application of discounts) measured and per call Switched Service charges described below (i.e., both domestic and International).

         (B)      Rates Per Minute.

                            SERVICE                                         RATE
---------------------------------------------------------------------------------------
INTERSTATE (within the 48 contiguous united States; rates based on    SEE Schedule CL-D
location of originating LATA)
---------------------------------------------------------------------------------------
INTERSTATE EXTENDED DOMESTIC (from Extended Locations to the 48       SEE Schedule CL-E
contiguous United States)
---------------------------------------------------------------------------------------
INTRASTATE (within the 48 contiguous United States)                   SEE Schedule CL-F
---------------------------------------------------------------------------------------
CANADA (from Canada to the 48 contiguous United States)               SEE Schedule CL-G
---------------------------------------------------------------------------------------

* NOT SUBJECT TO DISCOUNT.

III.     DISCOUNTS.

         Commencing with the Effective Date and continuing through the end of the Service Term (including any applicable extensions thereto), Customers discount percentage for CLASSIC ORIGINATION Service (the "DISCOUNT") will be determined under the Discount Schedule shown below based on Customer's actual Monthly Revenue for such

                                  Page 5 of 6
                                  CONFIDENTIAL
         month. Throughout the Service Term, Customer will automatically receive the next higher (or lower) Discount when Customers eligible Monthly Revenue (as defined in the PET) reaches the next higher level (or falls to the next lower level).

MONTHLY REVENUE                   DISCOUNT
---------------                   --------
$[*****] - $[*****]                 0.00%
$[*****] - $[*****]                 2.50%
$[*****] - $[*****]                 5.00%
$[*****] - $[*****]                 7.50%
      $[*****]                     10.00%

IV.      CDR MEDIA.

                  MCI WorldCom will provide Call Detail Records (CDRs) for MCI WorldCom's Switched Services in machine readable form in one of several magnetic tape or optical media formats (selected by Customer on Customers Service Request) ("CDR MEDIA"). CDR Media provided hereunder
         (i) monthly is provided at no charge, (ii) weekly is subject to a recurring monthly charge of $[*****], and (iii) daily is subject to the applicable non-recurring Installation Charge as described below (plus all leased-line and equipment costs necessary to implement Daily CDR Media which will be determined on an individual case basis depending on Customer's specific configuration).

                                                 TOTAL CONTRACT      NON-RECURRING
                        TYPE                         VALUE        INSTALLATION CHARGE
-------------------------------------------------------------------------------------
Daily CDR Media-Customer provided hardware and   <$1,000,000              $[*****]
software                                          $1,000,000+             $[*****]
-------------------------------------------------------------------------------------
Daily CDR Media-PC Solution                      <$1,000,000              $[*****]
                                                  $1,000,000+             $[*****]
-------------------------------------------------------------------------------------
Sub-Daily CDR Media-Customer Provided hardware   <$1,000,000              $[*****]
and software                                      $1,000,000+             $[*****]
-------------------------------------------------------------------------------------
Sub-Daily CDR Media-PC Solution                  <$1,000,000              $[*****]
                                                  $1,000,000+             $[*****]
-------------------------------------------------------------------------------------

         IN WITNESS WHEREOF, authorized parties on behalf of their respective entities have initialed this Attachment for CLASSIC CARRIER ORIGINATION Service as of the date shown below.

VALOR TELECOMMUNICATIONS                         MCI WORLDCOM NETWORK
ENTERPRISES, L.L.C.                              SERVICES, INC.

Customer Initials MP                             MCI WorldCom's Initials JF

Date: 9/30/00                                    Date: 10/10/00

                                  Page 6 of 6
                                  CONFIDENTIAL

                      MCI WORLDCOM NETWORK SERVICES, INC.

               ATTACHMENT FOR CLASSIC CARRIER TERMINATION SERVICE

         This Attachment for CLASSIC CARRIER TERMINATION SERVICE is made by and between Valor Telecommunications Enterprises, L.L.C. ("CUSTOMER") and MCI WORLDCOM Network Services, Inc. ("MCI WORLDCOM") and is a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET or the applicable Attachment(s). NOTE: ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS ATTACHMENT WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.

         During the Service Term of the Agreement, MCI WorldCom will provide "CLASSIC CARRIER TERMINATION SERVICE" which is MCI WorldCom's termination of calls received from Customers Service Interconnection(s) (as defined in the PET), (i) subject to the limitation of origination and termination locations set forth herein, and (ii) for the charges and applicable discounts set forth herein.

I.       TERMS AND CONDITIONS.

         (A) FORECASTS: Before Customers initial order for CLASSIC CARRIER TERMINATION Services, Customer shall provide MCI WorldCom with a forecast regarding the number of minutes expected to be terminated in various LATAs and/or Tandems, so as to enable MCI WorldCom to configure optimum network arrangements. IN THE EVENT CUSTOMERS TRAFFIC VOLUMES RESULT IN A LOWER THAN INDUSTRY STANDARD COMPLETION RATE OR OTHERWISE ADVERSELY AFFECT THE MCI WORLDCOM NETWORK, MCI WORLDCOM RESERVES THE RIGHT TO BLOCK THE SOURCE OF SUCH ADVERSE TRAFFIC AT ANY TIME. Customer will provide MCI WorldCom with additional forecasts from time to time upon MCI WorldCom's request which shall not be more frequent than once every three (3) months.

         (B) START OF SERVICE: Start of Service for CLASSIC CARRIER TERMINATION Service will be concurrent with the activation of each circuit comprising a Carrier Service Interconnection (as defined in the PET) relevant to CLASSIC CARRIER TERMINATION Service.

         (C) LIMITATION OF ORIGINATION AND TERMINATION LOCATIONS: CLASSIC CARRIER TERMINATION Service may be originated from any MCI WorldCom POP and terminated to any direct dialable location worldwide.

         (D) BILLING INCREMENTS: All calls (excluding California IntraLATA and California Intrastate calls and calls to International Locations, Canada and Mexico) will be billed in six (6) second increments and subject to a six (6) second minimum charge. California IntraLATA and California intrastate calls will be billed in six (6) second increments and subject to an eighteen (18) second minimum charge. Calls to International Locations, Canada and Mexico will be billed in six (6) second increments and subject to a thirty (30) second minimum charge. All calls will be billed utilizing Hardware Answer Supervision where available.

                                  Page 1 of 4
                                  CONFIDENTIAL

         (E) RBOC ORIGINATION/TERMINATION REQUIREMENT: During each calendar month or pro rata portion thereof, Customer agrees to maintain at least 80% of Customers Total Classic Minutes (as defined herein) for origination or termination (whichever is applicable) in a Tandem owned and operated by a Regional Bell Operating Company and subject to such RBOC's tariffed access charges. MCI WorldCom shall have the right to apply a $[*****] per minute surcharge to the number of minutes by which Non-RBOC Originations and/or Terminations exceed 20% of Customer's Total Classic Minutes. For purposes of this Subsection (E), "CUSTOMERS TOTAL CLASSIC MINUTES" will include all of Customer's CLASSIC CARRIER TERMINATION Service minutes, Customer's CLASSIC CARRIER ORIGINATION Service minutes, and Customer's CLASSIC END USER DEDICATED (1+ and TOLL
         FREE) Service minutes.

         (F) PIU CERTIFICATION: With respect to a Carrier Service Interconnection as defined In the PET, absent the automatic number identification ("ANI") of the calling party, Customer shall provide MCI WorldCom with a written certification (the "CERTIFICATION") of the percentage of interstate (including international) and intrastate minutes of use relevant to the minutes of traffic to be terminated in the same state in which the MCI WorldCom POP is located to which the Carrier Service Interconnection is made. This Certification shall be provided by Customer prior to Start of Service for any Carrier Service Interconnection and may be modified from time to time by Customer and subject to recertification upon the request of MCI WorldCom which requests shall not be made unilaterally by MCI WorldCom more than once each calendar quarter. My such modification(s) or Certification(s) shall be effective as of the first day of any calendar month and following at least forty-five (45) days notice from Customer. In the event Customer fails to make such Certification, the relevant minutes of use will be deemed to be subject to the Intrastate Rates described herein. In the event MCI WorldCom or any other third party requires an audit of MCI WorldCom's interstate/intrastate minutes of traffic, Customer agrees to cooperate in such audit at its expense and make its call detail records, billing systems and other necessary information reasonably available to MCI WorldCom or any third party solely for the purpose of verifying Customers interstate/intrastate minutes of traffic. Customer agrees to indemnify MCI WorldCom for any liability MCI WorldCom incurs in the event Customers Certification is different than that determined by the audit.

II.      CLASSIC CARRIER TERMINATION SERVICE CHARGES.

         (A) For purposes of this Attachment, Customers "SWITCHED SERVICES REVENUE" will be comprised of Customer's gross (i.e., prior to the application of discounts) measured and per call Switched Service charges described below (i.e., both domestic and International).

                                  Page 2 of 4
                                  CONFIDENTIAL

         (B) Rates Per Minute (except for DIRECTORY ASSISTANCE which is per call).

                             SERVICE                                                  RATE
-------------------------------------------------------------------------------------------------
INTERSTATE (within the 48 contiguous United States; rates based on              SEE Schedule CL-D
location of terminating LATA)
-------------------------------------------------------------------------------------------------
INTERSTATE EXTENDED DOMESTIC Locations (from the 48 contiguous United           SEE Schedule CL-E
States to Extended Locations)
-------------------------------------------------------------------------------------------------
INTRASTATE (within the 48 contiguous United States)*                            SEE Schedule CL-F
-------------------------------------------------------------------------------------------------
CANADA (from the 48 contiguous United States to Canada)                         SEE Schedule CL-G
-------------------------------------------------------------------------------------------------
MEXICO (from the 48 contiguous United States to Mexico)*                        SEE Schedule CL-H
-------------------------------------------------------------------------------------------------
INTERNATIONAL (from the 48 contiguous United States to International            SEE Schedule CL-C
Locations)*
-------------------------------------------------------------------------------------------------
DIRECTORY ASSISTANCE*                                                           SEE Schedule CL-I
-------------------------------------------------------------------------------------------------

* NOT SUBJECT TO DISCOUNT

III.     DISCOUNTS.

         Commencing with the Effective Date and continuing through the end of the Service Term (including any applicable extensions thereto), Customer's discount percentage for CLASSIC TERMINATION Service (the "DISCOUNT") will be determined under the Discount Schedule shown below based on Customer's actual Monthly Revenue for such month. Throughout the Service Term, Customer will automatically receive the next higher (or lower) Discount when Customer's eligible Monthly Revenue (as defined in the PET) reaches the next higher level (or falls to the next lower level).

  MONTHLY REVENUE                     DISCOUNT
  ---------------                     --------
$[*****]   - $[*****]                   0.00%
$[*****]   - $[*****]                   2.50%
$[*****]   - $[*****]                   5.00%
$[*****]   - $[*****]                   7.50%
       $[*****]                        10.00%

IV.      CDR MEDIA.

                  MCI WorldCom will provide Call Detail Records (CDRs) for MCI WorldCom's Switched Services in machine readable form in one of several magnetic tape formats (selected by Customer on Customers Service Request) ("CDR MEDIA"). CDR Media provided hereunder (i) monthly is provided at no charge, (ii) weekly is subject to a recurring monthly charge of $[*****], and (iii) daily is subject to the applicable non-recurring Installation Charge as described below (plus all leased-line and equipment costs necessary to implement Daily CDR Media which will be determined on an individual case basis depending on Customer's specific configuration).

                                  Page 3 of 4
                                  CONFIDENTIAL

                                                    TOTAL CONTRACT                NON-RECURRING
                     TYPE                                VALUE                 INSTALLATION CHARGE
--------------------------------------------------------------------------------------------------
Daily CDR Media-Customer provided hardware and       <$1,000,000                     $[*****]
software                                              $1,000,000+                    $[*****]
--------------------------------------------------------------------------------------------------
Daily CDR Media-PC Solution                          <$1,000,000                     $[*****]
                                                      $1,000,000+                    $[*****]
--------------------------------------------------------------------------------------------------
Sub-Daily CDR Media-Customer Provided hardware       <$1,000,000                     $[*****]
and software                                          $1,000,000+                    $[*****]
--------------------------------------------------------------------------------------------------
Sub-Daily CDR Media-PC Solution                      <$1,000,000                     $[*****]
                                                      $1,000,000+                    $[*****]
--------------------------------------------------------------------------------------------------

         IN WITNESS WHEREOF, authorized parties on behalf of their respective entities have initialed this Attachment for CLASSIC CARRIER TERMINATION Service as of the date shown below.

VALOR TELECOMMUNICATIONS                            MCI WORLDCOM NETWORK
ENTERPRISES, L.L.C.                                 SERVICES, INC.

Customer Initials MP                                MCI WorldCom's Initials JF

Date: 9/30/00                                       Date: 10/10/00

                                  Page 4 of 4
                                  CONFIDENTIAL

                       MCI WORLDCOM NETWORK SERVICES, INC.

              ATTACHMENT FOR INTERNATIONAL TOLL FREE SERVICE (ITFS)

This ATTACHMENT FOR INTERNATIONAL TOLL FREE SERVICES (the "ITFS ATTACHMENT") is made this 30th day of September, 2000, by and between MCI WORLDCOM Network Services, Inc. ("MCI WORLDCOM") and VALOR TELECOMMUNICATIONS ENTERPRISES, L.L.C. ("CUSTOMER") and is a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA or the PET, as applicable. NOTE: ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS ATTACHMENT WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.

1.       ITFS SERVICES:

         (A) During the ITFS Term (as described in Section 2 below) MCI WorldCom will provide (i) dedicated access international toll free service ("DEDICATED ITFS") which is the (x) international origination of calls by MCI WorldCom and the termination of such calls to Customer's designated and MCI WorldCom approved Service Interconnection(s) in the 48 contiguous United States, or (y) international origination of calls by MCI WorldCom and the termination of such calls to an End User's domestic United States private branch exchange ("PBX") or other customer premise equipment located in the 48 contiguous United States, or (ii) switched access international toll free service ("SWITCHED ITFS") which is the international origination of calls by MCI WorldCom and the termination of such calls to the 48 contiguous United States solely over facilities comprising the MCI WorldCom network. Subject to the provisions of this ITFS Attachment, all terms and conditions set forth in the TSA and the PET will apply, to the extent applicable, to DEDICATED ITFS and SWITCHED ITFS provided hereunder.

         (B) In order to utilize DEDICATED ACCESS ITFS, one or more full time dedicated connections between (i) Customer's network in the 48 contiguous United States and the MCI WorldCom network at one or more MCI WorldCom designated locations ("MCI WORLDCOM POP"), or (ii) an End User's PBX or other customer premise equipment and the MCI WorldCom network at a MCI WorldCom POP must be established ("ITFS INTERCONNECTION(S)"). Each ITFS Interconnection shall be comprised of one or more DS-1 circuits. All provisions set forth in the PET relating to or referencing "Carrier Service Interconnections" or "Service Interconnections" shall be deemed to include ITFS Interconnections.

2. ITFS TERM: The "ITFS TERM" will commence as of _______________ (the "EFFECTIVE DATE") and will be coterminous with the Service Term described in the PET. At the end of the ITFS Term, the terms and conditions contained in this ITFS Attachment will remain in full force and effect until the earlier of (i) cancellation by either party upon at least thirty (30) days' prior written notice to the other party, or
         (ii) the cancellation or scheduled termination of the TSA.

3. ITFS CHARGES: For purposes of this Attachment, Customer's "SWITCHED SERVICES REVENUE" will be comprised of Customers measured and per call Switched Service

                                  Page 1 of 3
                                  CONFIDENTIAL
         charges as described on Schedule ITFS-A attached hereto and incorporated herein by reference. Commencing with the Effective Date and continuing through the end of the ITFS Term, Customer's ITFS rates for DEDICATED ITFS and SWITCHED ITFS will be the $__________ level of applicable charges shown on Schedule ITFS-A. [Note: If left blank, Customer's ITFS rates will be deemed to be the "Base ITFS Rates" shown on Schedule ITFS-A.] The rates shown on Schedule ITFS-A are not subject to any discounts.

4. ACCESSIBILITY/AVAILABILITY: MCI WorldCom will reasonably notify Customer of the various international dialing patterns (the "DIALING PATTERN") used by those countries in which ITFS is provided by MCI WorldCom. MCI WorldCom will provide ITFS subject to availability as determined solely by MCI WorldCom. Upon MCI WorldCom's receipt of a Service Order from Customer, MCI WorldCom will obtain for Customer, at no cost to Customer, a toll free number (the "ITFS NUMBER") from the applicable PTT on a random basis (i.e., no specific number requests will be accepted by MCI WorldCom) for use by Customer in connection with the Dialing Pattern. The ITFS Number will be translated to a MCI WorldCom designated 800 billing identification number. MCI WorldCom reserves the right upon not less than ten (10) days' prior notice to terminate ITFS relative to any ITFS Number which does not generate at least sixty (60) minutes of traffic during any consecutive six (6) months. In the event a number is disconnected as provided in this
         Section 4, Customer agrees to pay $[*****] per ITFS Number which is disconnected.

5. START OF SERVICE: Start of Service for (i) DEDICATED ITFS will occur concurrently with the activation of each circuit comprising Service Interconnections relevant to DEDICATED ITFS, and (ii) SWITCHED ITFS will occur on an ITFS Number by ITFS Number basis concurrently with the activation of each ITFS Number.

6.       LIMITATION OF ORIGINATION OR TERMINATION LOCATIONS:

         (a) DEDICATED ITFS: (i) origination is available from those countries shown on Schedule A as such Schedule may be amended or modified from time to time by MCI WorldCom, and (ii) termination is available to any Customer designated ITFS Interconnection in the 48 contiguous United States unless such traffic originates in a country where re-origination of ITFS is specifically allowed by the applicable PTT; provided, if re-origination occurs (or ITFS is used In any way contrary to applicable PTT rules and regulations, Customer specifically acknowledges that such traffic is subject to interruption).

         (b) SWITCHED ITFS: (i) origination Is available from those countries shown on Schedule A as such Schedule may be amended from time to time by MCI WorldCom, and (ii) termination is available to locations in the 48 contiguous United States unless such traffic originates in a country where re-origination of ITFS is specifically allowed by the applicable PTT; provided, if re-origination occurs (or ITFS is used in any way contrary to applicable PTT rules and regulations, Customer specifically acknowledges that such traffic is subject to interruption).

                                  Page 2 of 3
                                  CONFIDENTIAL

7. CDR MEDIA. MCI WorldCom will provide Call Detail Records (CDRs) for MCI WorldCom's Switched Services in machine readable form in one of several magnetic tape formats (selected by Customer on Customers Service Request) ("CDR MEDIA"). CDR Media provided hereunder (i) monthly is provided at [*****], (ii) weekly is subject to a recurring monthly charge of $[*****], and (iii) daily is subject to the applicable non-recurring Installation Charge as described below (plus all leased-line and equipment costs necessary to implement Daily CDR Media which will be determined on an individual case basis depending on Customers specific configuration).

                                                    TOTAL CONTRACT                NON-RECURRING
                     TYPE                                VALUE                 INSTALLATION CHARGE
--------------------------------------------------------------------------------------------------
Daily CDR Media-Customer provided hardware and       <$1,000,000                     $[*****]
software                                              $1,000,000+                    $[*****]
--------------------------------------------------------------------------------------------------
Daily CDR Media-PC Solution                          <$1,000,000                     $[*****]
                                                      $1,000,000+                    $[*****]
--------------------------------------------------------------------------------------------------
Sub-Daily CDR Media-Customer Provided hardware       <$1,000,000                     $[*****]
and software                                          $1,000,000+                    $[*****]
--------------------------------------------------------------------------------------------------
Sub-Daily CDR Media-PC Solution                      <$1,000,000                     $[*****]
                                                      $1,000,000+                    $[*****]
--------------------------------------------------------------------------------------------------

         IN WITNESS WHEREOF, authorized parties on behalf of their respective entities have initialed this Attachment for INTERNATIONAL TOLL FREE SERVICES as of the date shown below

VALOR TELECOMMUNICATIONS                                 MCI WORLDCOM NETWORK
ENTERPRISES, L.L.C.                                      SERVICES, INC.

MCI WorldCom's Initials JF                               Customer Initials MP

Date: 10/10/00                                           Date: 9/30/00

ATTACHMENTS:

         Schedule ITFS-A = International Toll Free Services Rates

                                  Page 3 of 3
                                  CONFIDENTIAL

                                 SCHEDULE ITFS-A
                          CLASSIC MILLENNIUM ITFS RATES

      COUNTRY                        SWITCHLESS                DED/ORIG
-----------------------------------------------------------------------
Antigua & Barbuda                      [*****]                  [*****]
-----------------------------------------------------------------------
Argentina                              [*****]                  [*****]
-----------------------------------------------------------------------
Australia                              [*****]                  [*****]
-----------------------------------------------------------------------
Bahamas                                [*****]                  [*****]
-----------------------------------------------------------------------
Bahrain                                [*****]                  [*****]
-----------------------------------------------------------------------
Barbados                               [*****]                  [*****]
-----------------------------------------------------------------------
Belgium                                [*****]                  [*****]
-----------------------------------------------------------------------
Bermuda                                [*****]                  [*****]
-----------------------------------------------------------------------
Brazil                                 [*****]                  [*****]
-----------------------------------------------------------------------
Cayman Islands                         [*****]                  [*****]
-----------------------------------------------------------------------
Chile                                  [*****]                  [*****]
-----------------------------------------------------------------------
China                                  [*****]                  [*****]
-----------------------------------------------------------------------
Colombia                               [*****]                  [*****]
-----------------------------------------------------------------------
Costa Rica                             [*****]                  [*****]
-----------------------------------------------------------------------
Cyprus                                 [*****]                  [*****]
-----------------------------------------------------------------------
Denmark                                [*****]                  [*****]
-----------------------------------------------------------------------
Dominican Republic                     [*****]                  [*****]
-----------------------------------------------------------------------
Ecuador                                [*****]                  [*****]
-----------------------------------------------------------------------
El Salvador                            [*****]                  [*****]
-----------------------------------------------------------------------
Finland                                [*****]                  [*****]
-----------------------------------------------------------------------
France                                 [*****]                  [*****]
-----------------------------------------------------------------------
Germany                                [*****]                  [*****]
-----------------------------------------------------------------------
Greece                                 [*****]                  [*****]
-----------------------------------------------------------------------
Guatemala                              [*****]                  [*****]
-----------------------------------------------------------------------
Hong Kong                              [*****]                  [*****]
-----------------------------------------------------------------------
Hungary                                [*****]                  [*****]
-----------------------------------------------------------------------
Indonesia                              [*****]                  [*****]
-----------------------------------------------------------------------
Ireland                                [*****]                  [*****]
-----------------------------------------------------------------------
Israel                                 [*****]                  [*****]
-----------------------------------------------------------------------
Italy                                  [*****]                  [*****]
-----------------------------------------------------------------------
Jamaica                                [*****]                  [*****]
-----------------------------------------------------------------------
Japan                                  [*****]                  [*****]
-----------------------------------------------------------------------
Luxembourg                             [*****]                  [*****]
-----------------------------------------------------------------------
Malaysia                               [*****]                  [*****]
-----------------------------------------------------------------------
Marshall Islands                       [*****]                  [*****]
-----------------------------------------------------------------------
Mexico                                 [*****]                  [*****]
-----------------------------------------------------------------------
Monaco                                 [*****]                  [*****]
-----------------------------------------------------------------------
Netherlands                            [*****]                  [*****]
-----------------------------------------------------------------------
Netherlands Antilles                   [*****]                  [*****]
-----------------------------------------------------------------------
New Zealand                            [*****]                  [*****]
-----------------------------------------------------------------------
Nicaragua                              [*****]                  [*****]
-----------------------------------------------------------------------
Norway                                 [*****]                  [*****]
-----------------------------------------------------------------------
Panama                                 [*****]                  [*****]
-----------------------------------------------------------------------
Peru                                   [*****]                  [*****]
-----------------------------------------------------------------------
Philippines                            [*****]                  [*****]
-----------------------------------------------------------------------
Poland                                 [*****]                  [*****]
-----------------------------------------------------------------------
Portugal                               [*****]                  [*****]
-----------------------------------------------------------------------
Qatar                                  [*****]                  [*****]
-----------------------------------------------------------------------

April 2000                       ITFS                                Page 1 of 2

                       MCI WORLDCOM NETWORK SERVICES, INC.

                        ATTACHMENT FOR OPERATOR SERVICES

         This ATTACHMENT FOR OPERATOR SERVICES is made by and between Valor Telecommunications Enterprises, L.L.C. ("CUSTOMER") and MCI WORLDCOM Network Services, Inc. ("MCI WORLDCOM") and is a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET or the applicable Attachment(s) NOTE: ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS ATTACHMENT WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.

         During the Service Term of the Agreement, MCI WorldCom will provide "OPERATOR SERVICES" which are long distance calls dialed with (i) the 0+, 01+ or 00- dialing pattern, or (ii) the 8XX dialing pattern (i.e., access via a Toll Free number) configured to terminate to MCI WorldCom's OPERATOR SERVICES platform (and excluding calls dialed with the 950-XXXX dialing pattern). With respect to Domestic Interstate and International OPERATOR SERVICES, this Attachment incorporates by reference the terms of MCI Tariff FCC No. 1 (the "TARIFF"), which may be modified from time to time by MCI WorldCom in accordance with law and thereby affect the Services furnished Customer hereunder, except that the terms and conditions contained in the TSA, the PET or this Attachment shall supplement or, to the extent inconsistent, supersede the Tariff terms and conditions. With respect to Intrastate OPERATOR SERVICES, this Attachment incorporates by reference each applicable state tariff filed by MCI WorldCom which may be modified from time to time by MCI WorldCom and thereby affect the Services furnished.

I.       TERMS AND CONDITIONS.

         (A) Call Originating Identification Information. MCI WorldCom must receive electronic call origination identification ANI information for each call carried hereunder. If the Originating Site uses Feature Group D local access service, the required call origination identification information is automatically supplied by the LEC. If the Originating Site uses a type of local access service other than Feature Group D local access service, the Originating Site shall cause electronic call origination identification information (in a form acceptable to MCI WorldCom) to be supplied to MCI WorldCom at the initiation of each call.

         (B) Emergency Calls. Each Originating Site shall configure its system so that 911 emergency calls, where available, and similar emergency calls, will be automatically routed to the appropriate party or clearing house without the intervention of MCI WorldCom. Emergency calls which do reach an MCI WorldCom operator shall be handled in accordance with MCI WorldCom standard operating procedures, MCI WorldCom makes no representation or warranty as to the handling of 911 or other emergency calls.

         (C)      Payphones.

                  (1)      Payphone lines must be classed as "07" COCOT.

                                   Page 1 of 6
                                  CONFIDENTIAL

                  (2) All payphones must have Billed Number Screening ("BNS"), if available, If BNS is not available, the Customer will be responsible for calls billed to any lines without BNS.

                  (3) Unless otherwise permitted by law, all 0- calls must be passed to the LEC.

                  (4) Payphones must not block 950-XXXX or 1-8XX-XXX-XXXX calls.

                  (5) All payphones must have "011" blocking at the central office, if available, if international blocking is not available, or if Customer chooses not to block "011" calls, then Customer assumes responsibility for any international fraud.

                  (6) For Premises Telephones located in condominiums, Customer shall be liable for all charges attributable to the failure of Customer to secure screening which prevents 1010XXX domestic and international dialing and which indicates to operators that the telephone is restricted to prohibit billing to the original ANI.

                  (7) Customer shall be responsible for any fraud resulting from its purchase and use of MCI WorldCom OPERATOR SERVICES.

         (D) Compliance. Customer will comply with applicable federal, state and local laws and regulations, including without limitation the Telephone Operator Consumer Services Improvement Act, and other laws and regulations relating to OPERATOR SERVICES during the Service Term of this Agreement.

         (E) Authority. Customer warrants that it is authorized to select the operator services carrier for the telephones served by Customer pursuant to this Agreement. Customer agrees that if any party makes any claims against MCI WorldCom for commissions from such telephones, Customer will be responsible for any such claim.

         (F) Limitation on Service. The terms and conditions of MCI WorldCom OPERATOR SERVICES are subject to change, in whole or In part, at MCI WorldCom's sole discretion, including, without limitation, the service description and rates and charges. MCI WorldCom will provide Customer with written notice of such changes at least thirty (30) days in advance of the effective date thereof, except with respect to any changes which must be implemented immediately, in MCI WorldCom's reasonable judgment, in order to protect MCI WorldCom, MCI WorldCom's customers, or MCI WorldCom's officers, employees, stockholders, affiliates or vendors from the risk of fraud, legal liability, financial loss or liability, loss of good will, damage to facilities or physical harm. MCI WorldCom OPERATOR SERVICES is provided on an "as is" and "as available" basis, without warranties of any kind, express or implied, including but not limited to warranties of title, noninfringement or implied warranties of merchantability or fitness for a particular purpose. No advice or information given by MCI WorldCom's employees, agents or contractors shall create a warranty. Customer assumes total responsibility for use of MCI WorldCom's OPERATOR SERVICES by Customer and its End Users.

                                   Page 2 of 6
                                  CONFIDENTIAL

         (G) Customer Service. Customer agrees that all customer service calls (i.e., billing disputes, troubles, general inquiries) shall be routed to Customers customer service via a Customer-provided Toll Free number.

         (H) Language Assistance. Customer agrees that if, on a monthly basis, calls utilizing MCI WorldCom OPERATOR SERVICES language assistance exceed [*****], Customer shall pay the Tariff rate for all calls exceeding [*****].

         (I) Brand. Customer agrees to resell MCI WorldCom, OPERATOR SERVICES in its own name only.

         (J) Service Delivery. Customer agrees to receive OPERATOR SERVICES from and deliver OPERATOR SERVICES to a MCI WorldCom POP by utilizing MCI WorldCom private line service.

         (K) Billing. Customer is responsible for all end-user billing for operator services and agrees that if MCI WorldCom provides rating and/or recording services for billing, Customer shall indemnify and hold MCI WorldCom harmless from any and all claims, damages, fines, penalties or other liabilities (including attorney fees) arising from the inaccuracy of any information or the inadequacy of any procedures or personnel.

         (L)      Call Detail Records.

                  (1) Call Detail Records ("CDRS") for OPERATOR SERVICES are available to Customer on a next day basis. Customer assumes responsibility for pulling the CDRs from the Carrier Operator Services Bulletin Board. Records will only be posted to the bulletin board for ten (10) days from the date of call.

                  (2) The minimum fee for rating CDRs is [*****]. In addition to set-up charges, Customer shall pay the monthly recurring fees in the following schedule.

Number of CDRs                       Monthly Recurring Fee per CDR
--------------                       -----------------------------
0 to 4,999                                     $[*****]
5,000 to 9,999                                 $[*****]
10,000 and above                               $[*****]

                  (3) Customer shall be responsible for the review of all CDRs and Customer shall indemnify MCI WorldCom and hold MCI WorldCom harmless from any and all claims, damages, fines, penalties or other liabilities (including attorney fees) arising from the inaccuracy of any information or the inadequacy of any procedures or personnel.

         (M) Forecasting. Customer agrees to provide a written monthly forecast for automated and live MCI WorldCom OPERATOR SERVICES to be received by MCI WorldCom, no later than ten (10) days prior to the beginning of each month.

                                   Page 3 of 6
                                  CONFIDENTIAL

         (N) Pay Phone Surcharge. In the event MCI WorldCom is required to compensate payphone service providers (PSPs) for toll-free or access code calls which originate from payphones (including without limitation, any Order adopted by the FCC) ("PAYPHONE SURCHARGE"), MCI WorldCom will charge and Customer agrees to pay MCI WorldCom the amount of the Payphone Surcharge which is required to be paid by MCI WorldCom.

II.      OPERATOR SERVICES CHARGES.

         (A) Base Rates. The rates in the following schedule shall be charged on Customers usage of MCI WorldCom OPERATOR SERVICES. The automated rate will be charged from the time a call reaches a note until the call is terminated. The live rate will be charged in addition to automated rates for the portion of each call that is handled by a live operator. For purposes of this Attachment, Customer's "SWITCHED SERVICES REVENUE" will be comprised only of Customers gross (i.e., prior to the application of discounts) charges described in the immediately following table.

                  Automated                                Live
Monthly Attempts                   Rate/Sec.             Rate/Sec.
----------------                  ---------             ---------
      0  - 24,999                  $[*****]              $[*****]
250,001  - 49,999                  $[*****]              $[*****]
500,000  - 99,999                  $[*****]              $[*****]
       100,000+                    $[*****]              $[*****]

         In addition to the charges described above, an initial set-up charge of [*****] shall apply. This set-up charge includes the recording of one script, one Secure ID card and initial build of five (5) domestic rate tables for quoting.

         (B) Line Information Database Charge. All applicable attempts will receive a line information database (LIDB) charge according to the following schedule:

Call Type                   Rate Per Call
---------                   -------------
Interstate                    $[*****]
Intrastate                    $[*****]

         (C) Calls Terminated by MCI WorldCom. All OPERATOR SERVICE calls must be terminated by MCI WorldCom. In connection with such termination, Customer shall pay MCI WorldCom the applicable Operator Service Termination rates set forth on Schedule OS-A attached hereto and incorporated herein by reference.

         (D) Calls Originated via Toll Free Number. If MCI WorldCom's OPERATOR SERVICES platform, is accessed via a Toll Free number, Customer agrees to pay MCI WorldCom the applicable Operator Services Toll Free Origination rates set forth on Schedule OS-B attached hereto and incorporated herein by reference.

                                   Page 4 of 6
                                  CONFIDENTIAL

         (E)      Minimum Call Duration.

                  (1) Customers average call duration for all calls made in a single billing period for each call type ("CUSTOMER'S AVERAGE CALL DURATION") must equal or exceed the Minimum Call Duration as indicated immediately below:

Call Type                Minimum Call Duration
---------                ---------------------
  Auto                         90 seconds
  Live                         10 seconds

                  (2) If Customer's Average Call Duration does not equal or exceed the Minimum Call Duration, Customer shall pay an additional charge equal to the following formula:

                           (Minimum Call Duration -- Customer's Average Call Duration) X Number of Calls X Rate Per Second

III.     RATE QUOTES.

         (A) Customer must provide MCI WorldCom the appropriate rate information to enable MCI WorldCom to provide real-time rate quotes to callers. However, Customer shall indemnify MCI WorldCom and hold MCI WorldCom harmless from any and all claims, damages, fines, penalties or other liabilities (including attorney fees) arising from the inaccuracy of any information or the inadequacy of any procedures or personnel.

         (B) The non-recurring charges in the following schedule shall be charged if Customer selects rate quoting.

       Type                                   Charges
       ----                                   -------
Interstate                            $[*****] per Tariff Schedule
Intrastate                            $[*****] per Tariff Schedule
US to International                   $[*****] per Tariff Schedule
Mirrors MCI WorldCom                  $[*****] per Carrier

         (C) Customer shall pay the annual maintenance fees In the following schedule.

       Type                                    Charges
       ----                                    -------
Interstate                            $[*****] per Tariff Schedule
Intrastate                            $[*****] per Tariff Schedule
US to International                   $[*****] per Tariff Schedule
Mirrors MCI WorldCom                  $[*****] per Carrier

         (D) If Customer chooses to have MCI WorldCom rate its traffic, then the following Rate Database set-up charges shall apply.

                                   Page 5 of 6
                                  CONFIDENTIAL

       Type                                       Charges
       ----                                       -------
Program Management                                $[*****]
Systems and Development                           $[*****]
Quality Assurance                                 $[*****]
Regulatory Affairs                                $[*****]
Data Center                                       $[*****]
Client Services                                   $[*****]

         IN WITNESS WHEREOF, authorized parties on behalf of their respective entities have initialed this Attachment for OPERATOR SERVICES as of the date shown below.

VALOR TELECOMMUNICATIONS                           MCI WORLDCOM NETWORK
ENTERPRISES, L.L.C.                                SERVICES, INC.

Customer Initials MP                               MCI WorldCom's Initials JF
Date: 9/30/00                                      Date: 10/10/00

Attachments:

Schedule OS-A - Operator Services Termination Rates
Schedule OS-B - Operator Services Toll Free Origination Rates

                                   Page 6 of 6
                                  CONFIDENTIAL

SCHEDULE OS-A
Revised 4/00
OPERATOR SERVICES TERMINATION
LEC BASED RATES

                                         PRISM                                     PRISM
                                         BASE                                       BASE
GROUP #       LEC GROUP                  RATE          GROUP #    LEC GROUP         RATE
-----------------------------------------------------------------------------------------
   1        AMERITECH                   [*****]           15      GTE 5            [*****]
-----------------------------------------------------------------------------------------
   2        AMERITECH-IL                [*****]           16      NECA 1           [*****]
-----------------------------------------------------------------------------------------
   3        BELL ATLANTIC               [*****]           17      NECA 2           [*****]
-----------------------------------------------------------------------------------------
   4        BELL SOUTH                  [*****]           18      NECA 3           [*****]
-----------------------------------------------------------------------------------------
   5        NYNEX                       [*****]           19      NECA 4           [*****]
-----------------------------------------------------------------------------------------
   6        NYNEX LATA 132              [*****]           20      ALIANT           [*****]
-----------------------------------------------------------------------------------------
   7        PAC BELL - CA               [*****]           21      CENTEL           [*****]
-----------------------------------------------------------------------------------------
   8        PAC BELL - NV               [*****]           22      CONTEL 1         [*****]
-----------------------------------------------------------------------------------------
   9        SWB                         [*****]           23      CONTEL 2         [*****]
-----------------------------------------------------------------------------------------
   10       US WEST                     [*****]           24      SNET             [*****]
-----------------------------------------------------------------------------------------
   11       GTE 1                       [*****]           25      UNITED 1         [*****]
-----------------------------------------------------------------------------------------
   12       GTE 2                       [*****]           26      UNITED 2         [*****]
-----------------------------------------------------------------------------------------
   13       GTE 3                       [*****]           27      UNITED 3         [*****]
-----------------------------------------------------------------------------------------
   14       GTE 4                       [*****]           28      OTHER**          [*****]
-----------------------------------------------------------------------------------------

GTE 1 - FL, CA, MN
GTE 2 - TX, MO, VA, WA
GTE 3 - OR, OH, SC, IL, MI, PA, NM, OK
GTE 4 - KY NC, NE, IN, AL, WI
GTE 5 - ID, AR, IA

CONTEL 1 - VA, IN, MN, KY, SC, AR, NC, MO, AL, AZ
CONTEL 2 - NM, TX, WA, IA, PA, IL, CA

NECA 1 - NE, IL, AL, VA, LA, NY, MA, CT, FL, IN, MD, NC, OH, PA, SC, TN, WI, NV NECA 2 - SD, AR, OR, CA, MS, WV, GA, IA, MO, ME, MN, MI, CO, MT, WY, NH, TX, VT NECA 3 - NM, ND, KS, KY, WA, OK
NECA 4 - ID, UT, AZ

UNITED 1 - FL, NC, TN, VA, SC, PA, NJ
UNITED 2 - OR, WA, OH, IN
UNITED 3 - NE, MN, MO, KS, TX

BILLING INCREMENTS (AS OF 1/99, SEE MCI TARIFF FOR UPDATES)

-        Domestic          6 second minimum, 6 second increments

-        International     30 second minimum, 6 second increments

MCI WORLDCOM                                                        CONFIDENTIAL

MCI WORLDCOM                                                        CONFIDENTIAL

SCHEDULE OS-A
Revised 4/00
Operator Services Termination

OPERATOR SERVICES EXTENDED CALL COVERAGE TERMINATION RATES

    LOCATION                       PEAK RATE               OFF PEAK RATE
------------------------------------------------------------------------
Alaska                               [*****]                  [*****]
------------------------------------------------------------------------
Guam                                 [*****]                  [*****]
------------------------------------------------------------------------
Hawaii                               [*****]                  [*****]
------------------------------------------------------------------------
Puerto Rico                          [*****]                  [*****]
------------------------------------------------------------------------
N Mariana Islands                    [*****]                  [*****]
------------------------------------------------------------------------
US Virgin Islands                    [*****]                  [*****]
------------------------------------------------------------------------

OPERATOR SERVICES INTRASTATE TERMINATION RATES

  STATE                PRISM RATE          STATE                   PRISM RATE
-----------------------------------------------------------------------------
Alabama                 $[*****]       Nebraska                     $[*****]
-----------------------------------------------------------------------------
Arizona                 $[*****]       Nevada                       $[*****]
-----------------------------------------------------------------------------
Arkansas                $[*****]       New Hampshire                $[*****]
-----------------------------------------------------------------------------
California              $[*****]       New Jersey                   $[*****]
-----------------------------------------------------------------------------
Colorado                $[*****]       New Mexico                   $[*****]
-----------------------------------------------------------------------------
Connecticut             $[*****]       New York                     $[*****]
-----------------------------------------------------------------------------
Delaware                $[*****]       North Carolina               $[*****]
-----------------------------------------------------------------------------
Florida                 $[*****]       North Dakota                 $[*****]
-----------------------------------------------------------------------------
Georgia                 $[*****]       Ohio                         $[*****]
-----------------------------------------------------------------------------
Idaho                   $[*****]       Oklahoma                     $[*****]
-----------------------------------------------------------------------------
Illinois                $[*****]       Oregon                       $[*****]
-----------------------------------------------------------------------------
Indiana                 $[*****]       Pennsylvania                 $[*****]
-----------------------------------------------------------------------------
Iowa                    $[*****]       Rhode Island                 $[*****]
-----------------------------------------------------------------------------
Kansas                  $[*****]       South Carolina               $[*****]
-----------------------------------------------------------------------------
Kentucky                $[*****]       South Dakota                 $[*****]
-----------------------------------------------------------------------------
Louisiana               $[*****]       Tennessee                    $[*****]
-----------------------------------------------------------------------------
Maine                   $[*****]       Texas                        $[*****]
-----------------------------------------------------------------------------
Maryland                $[*****]       Utah                         $[*****]
-----------------------------------------------------------------------------
Massachusetts           $[*****]       Vermont                      $[*****]
-----------------------------------------------------------------------------
Michigan                $[*****]       Virginia                     $[*****]
-----------------------------------------------------------------------------
Minnesota               $[*****]       Washington                   $[*****]
-----------------------------------------------------------------------------
Mississippi             $[*****]       West Virginia                $[*****]
-----------------------------------------------------------------------------
Missouri                $[*****]       Wisconsin                    $[*****]
-----------------------------------------------------------------------------
Montana                 $[*****]       Wyoming                      $[*****]
-----------------------------------------------------------------------------

WHOLESALE OPERATOR SERVICES PRICING                                       PAGE 2

MCI WORLDCOM                                                        CONFIDENTIAL

SCHEDULE OS-A
OPERATOR SERVICES INTERNATIONAL TERMINATION RATES

      COUNTRY                                RATES
---------------------------------------------------
AFGHANISTAN                                 [*****]
---------------------------------------------------
ALBANIA                                     [*****]
---------------------------------------------------
ALGERIA                                     [*****]
---------------------------------------------------
AMERICAN SAMOA                              [*****]
---------------------------------------------------
ANDORRA                                     [*****]
---------------------------------------------------
ANGOLA                                      [*****]
---------------------------------------------------
ANGUILLA                                    [*****]
---------------------------------------------------
ANTIGUA & BARBUDA                           [*****]
---------------------------------------------------
ARGENTINA-LAND LINE                         [*****]
---------------------------------------------------
ARGENTINA-MOBILE                            [*****]
---------------------------------------------------
ARMENIA                                     [*****]
---------------------------------------------------
ARUBA                                       [*****]
---------------------------------------------------
ASCENSION ISLAND                            [*****]
---------------------------------------------------
AUSTRALIA - LAND LINE                       [*****]
---------------------------------------------------
AUSTRALIA-MOBILE                            [*****]
---------------------------------------------------
AUSTRIA-LAND LINE                           [*****]
---------------------------------------------------
AUSTRIA-MOBILE                              [*****]
---------------------------------------------------
AZERBAIJAN                                  [*****]
---------------------------------------------------
BAHAMAS                                     [*****]
---------------------------------------------------
BAHRAIN                                     [*****]
---------------------------------------------------
BANGLADESH                                  [*****]
---------------------------------------------------
BARBADOS                                    [*****]
---------------------------------------------------
BELARUS                                     [*****]
---------------------------------------------------
BELGIUM - LAND LINE                         [*****]
---------------------------------------------------
BELGIUM-MOBILE                              [*****]
---------------------------------------------------
BELIZE                                      [*****]
---------------------------------------------------
BENIN                                       [*****]
---------------------------------------------------
BERMUDA                                     [*****]
---------------------------------------------------
BHUTAN                                      [*****]
---------------------------------------------------
BOLIVIA-LAND LINE                           [*****]
---------------------------------------------------
BOLIVIA-MOBILE                              [*****]
---------------------------------------------------
BOSNIA & HERZEGOVINA                        [*****]
---------------------------------------------------
BOTSWANA                                    [*****]
---------------------------------------------------
BRAZIL-LAND LINE                            [*****]
---------------------------------------------------
BRAZIL-MOBILE                               [*****]
---------------------------------------------------
BRITISH VIRGIN ISLANDS                      [*****]
---------------------------------------------------
BRUNEI                                      [*****]
---------------------------------------------------
BULGARIA                                    [*****]
---------------------------------------------------
BURKINA FASO                                [*****]
---------------------------------------------------
BURUNDI                                     [*****]
---------------------------------------------------
CAMBODIA                                    [*****]
---------------------------------------------------
CAMEROON                                    [*****]
---------------------------------------------------
CAPE VERDE ISLANDS                          [*****]
---------------------------------------------------
CAYMAN ISLANDS                              [*****]
---------------------------------------------------
CENTRAL AFRICAN REPUBLIC                    [*****]
---------------------------------------------------
CHAD                                        [*****]
---------------------------------------------------
CHILE-LAND LINE                             [*****]
---------------------------------------------------

WHOLESALE OPERATOR SERVICES PRICING                                       PAGE 3

MCI WORLDCOM                                                        CONFIDENTIAL

SCHEDULE OS-A
OPERATOR SERVICES INTERNATIONAL TERMINATION RATES

      COUNTRY                                RATES
---------------------------------------------------
CHILE-MOBILE                                [*****]
---------------------------------------------------
CHINA-LAND LINE                             [*****]
---------------------------------------------------
CHINA-MOBILE                                [*****]
---------------------------------------------------
COLOMBIA-LAND LINE                          [*****]
---------------------------------------------------
COLOMBIA-MOBILE                             [*****]
---------------------------------------------------
COMOROS                                     [*****]
---------------------------------------------------
CONGO                                       [*****]
---------------------------------------------------
COOK ISLANDS                                [*****]
---------------------------------------------------
COSTA RICA-LAND LINE                        [*****]
---------------------------------------------------
COSTA RICA-MOBILE                           [*****]
---------------------------------------------------
CROATIA                                     [*****]
---------------------------------------------------
CUBA                                        [*****]
---------------------------------------------------
CYPRUS-LAND LINE                            [*****]
---------------------------------------------------
CYPRUS-MOBILE                               [*****]
---------------------------------------------------
CZECH REPUBLIC                              [*****]
---------------------------------------------------
DENMARK-LAND LINE                           [*****]
---------------------------------------------------
DENMARK-MOBILE                              [*****]
---------------------------------------------------
DIEGO GARCIA                                [*****]
---------------------------------------------------
DJIBOUTI                                    [*****]
---------------------------------------------------
DOMINICA                                    [*****]
---------------------------------------------------
DOMINICAN REPUBLIC                          [*****]
---------------------------------------------------
ECUADOR-LAND LINE                           [*****]
---------------------------------------------------
ECUADOR-MOBILE                              [*****]
---------------------------------------------------
EGYPT-LAND LINE                             [*****]
---------------------------------------------------
EGYPT-MOBILE                                [*****]
---------------------------------------------------
EL SALVADOR                                 [*****]
---------------------------------------------------
EQUATORIAL GUINEA                           [*****]
---------------------------------------------------
ERITREA                                     [*****]
---------------------------------------------------
ESTONIA                                     [*****]
---------------------------------------------------
ETHIOPIA                                    [*****]
---------------------------------------------------
FALKLAND ISLANDS                            [*****]
---------------------------------------------------
FAROE ISLANDS                               [*****]
---------------------------------------------------
FIJI ISLANDS                                [*****]
---------------------------------------------------
FINLAND                                     [*****]
---------------------------------------------------
FRANCE - LAND LINE                          [*****]
---------------------------------------------------
FRANCE-MOBILE                               [*****]
---------------------------------------------------
FRENCH ANTILLES                             [*****]
---------------------------------------------------
FRENCH GUIANA                               [*****]
---------------------------------------------------
FRENCH POLYNESIA                            [*****]
---------------------------------------------------
GABON                                       [*****]
---------------------------------------------------
GAMBIA                                      [*****]
---------------------------------------------------
GEORGIA                                     [*****]
---------------------------------------------------
GERMANY - LAND LINE                         [*****]
---------------------------------------------------
GERMANY-MOBILE                              [*****]
---------------------------------------------------
GHANA                                       [*****]
---------------------------------------------------
GIBRALTAR                                   [*****]
---------------------------------------------------
GREECE-LAND LINE                            [*****]
---------------------------------------------------
GREECE-MOBILE                               [*****]
---------------------------------------------------
GREENLAND                                   [*****]
---------------------------------------------------
GRENADA                                     [*****]
---------------------------------------------------

WHOLESALE OPERATOR SERVICES PRICING                                       PAGE 4

MCI WORLDCOM                                                        CONFIDENTIAL

SCHEDULE OS-A
OPERATOR SERVICES INTERNATIONAL TERMINATION RATES

      COUNTRY                                RATES
---------------------------------------------------
GUADELOUPE                                  [*****]
---------------------------------------------------
GUATEMALA-LAND LINE                         [*****]
---------------------------------------------------
GUATEMALA-MOBILE                            [*****]
---------------------------------------------------
GUINEA                                      [*****]
---------------------------------------------------
GUINEA BISSAU                               [*****]
---------------------------------------------------
GUYANA                                      [*****]
---------------------------------------------------
HAITI                                       [*****]
---------------------------------------------------
HONDURAS                                    [*****]
---------------------------------------------------
HONG KONG - LAND LINE                       [*****]
---------------------------------------------------
HONG KONG-MOBILE                            [*****]
---------------------------------------------------
HUNGARY                                     [*****]
---------------------------------------------------
ICELAND-LAND LINE                           [*****]
---------------------------------------------------
ICELAND-MOBILE                              [*****]
---------------------------------------------------
INDIA-LAND LINE                             [*****]
---------------------------------------------------
INDIA-MOBILE                                [*****]
---------------------------------------------------
INDONESIA-LAND LINE                         [*****]
---------------------------------------------------
INDONESIA-MOBILE                            [*****]
---------------------------------------------------
IRAN                                        [*****]
---------------------------------------------------
IRAQ                                        [*****]
---------------------------------------------------
IRELAND-LAND LINE                           [*****]
---------------------------------------------------
IRELAND-MOBILE                              [*****]
---------------------------------------------------
ISRAEL-LAND LINE                            [*****]
---------------------------------------------------
ISRAEL-MOBILE                               [*****]
---------------------------------------------------
ITALY - LAND LINE                           [*****]
---------------------------------------------------
ITALY-MOBILE                                [*****]
---------------------------------------------------
IVORY COAST                                 [*****]
---------------------------------------------------
JAMAICA                                     [*****]
---------------------------------------------------
JAPAN - LAND LINE                           [*****]
---------------------------------------------------
JAPAN-MOBILE                                [*****]
---------------------------------------------------
JORDAN                                      [*****]
---------------------------------------------------
KENYA                                       [*****]
---------------------------------------------------
KIRIBATI                                    [*****]
---------------------------------------------------
KUWAIT-LAND LINE                            [*****]
---------------------------------------------------
KUWAIT-MOBILE                               [*****]
---------------------------------------------------
KYRGYZSTAN                                  [*****]
---------------------------------------------------
LAOS                                        [*****]
---------------------------------------------------
LATVIA                                      [*****]
---------------------------------------------------
LEBANON-LAND LINE                           [*****]
---------------------------------------------------
LEBANON-MOBILE                              [*****]
---------------------------------------------------
LESOTHO                                     [*****]
---------------------------------------------------
LIBERIA                                     [*****]
---------------------------------------------------
LIBYA                                       [*****]
---------------------------------------------------
LIECHTENSTEIN                               [*****]
---------------------------------------------------
LITHUANIA                                   [*****]
---------------------------------------------------
LUXEMBOURG-LAND LINE                        [*****]
---------------------------------------------------
LUXEMBOURG-MOBILE                           [*****]
---------------------------------------------------
MACAO                                       [*****]
---------------------------------------------------
MACEDONIA                                   [*****]
---------------------------------------------------
MADAGASCAR-LAND MINE                        [*****]
---------------------------------------------------
MADAGASCAR-MOBILE                           [*****]
---------------------------------------------------

WHOLESALE OPERATOR SERVICES PRICING                                       PAGE 5

MCI WORLDCOM                                                        CONFIDENTIAL

SCHEDULE OS-A
OPERATOR SERVICES INTERNATIONAL TERMINATION RATES

      COUNTRY                                RATES
---------------------------------------------------
MALAWI                                      [*****]
---------------------------------------------------
MALAYSIA-LAND LINE                          [*****]
---------------------------------------------------
MALAYSIA-MOBILE                             [*****]
---------------------------------------------------
MALDIVES                                    [*****]
---------------------------------------------------
MALI REPUBLIC                               [*****]
---------------------------------------------------
MALTA                                       [*****]
---------------------------------------------------
MARSHALL ISLANDS                            [*****]
---------------------------------------------------
MAURITANIA                                  [*****]
---------------------------------------------------
MAURITIUS                                   [*****]
---------------------------------------------------
MAYOTTE ISLAND                              [*****]
---------------------------------------------------
MICRONESIA                                  [*****]
---------------------------------------------------
MOLDOVA                                     [*****]
---------------------------------------------------
MONACO                                      [*****]
---------------------------------------------------
MONGOLIA                                    [*****]
---------------------------------------------------
MONTSERRAT                                  [*****]
---------------------------------------------------
MOROCCO                                     [*****]
---------------------------------------------------
MOZAMBIQUE                                  [*****]
---------------------------------------------------
MYANMAR - BURMA                             [*****]
---------------------------------------------------
NAMIBIA                                     [*****]
---------------------------------------------------
NAURU                                       [*****]
---------------------------------------------------
NEPAL                                       [*****]
---------------------------------------------------
NETHERLANDS - LAND LINE                     [*****]
---------------------------------------------------
NETHERLANDS-MOBILE                          [*****]
---------------------------------------------------
NETHERLANDS ANTILLES                        [*****]
---------------------------------------------------
NEW CALEDONIA                               [*****]
---------------------------------------------------
NEW ZEALAND-LAND LINE                       [*****]
---------------------------------------------------
NEW ZEALAND-MOBILE                          [*****]
---------------------------------------------------
NICARAGUA                                   [*****]
---------------------------------------------------
NIGER                                       [*****]
---------------------------------------------------
NIGERIA                                     [*****]
---------------------------------------------------
NIUE ISLAND                                 [*****]
---------------------------------------------------
NORTH KOREA                                 [*****]
---------------------------------------------------
NORWAY-LAND LINE                            [*****]
---------------------------------------------------
NORWAY-MOBILE                               [*****]
---------------------------------------------------
OMAN                                        [*****]
---------------------------------------------------
PAKISTAN-LAND LINE                          [*****]
---------------------------------------------------
PAKISTAN-MOBILE                             [*****]
---------------------------------------------------
PALAU                                       [*****]
---------------------------------------------------
PANAMA-LAND LINE                            [*****]
---------------------------------------------------
PANAMA-MOBILE                               [*****]
---------------------------------------------------
PAPUA NEW GUINEA                            [*****]
---------------------------------------------------
PARAGUAY                                    [*****]
---------------------------------------------------
PERU-LAND LINE                              [*****]
---------------------------------------------------
PERU-MOBILE                                 [*****]
---------------------------------------------------
PHILIPPINES-LAND LINE                       [*****]
---------------------------------------------------
PHILIPPINES-MOBILE                          [*****]
---------------------------------------------------
POLAND-LAND LINE                            [*****]
---------------------------------------------------
POLAND-MOBILE                               [*****]
---------------------------------------------------
PORTUGAL-LAND LINE                          [*****]
---------------------------------------------------
PORTUGAL-MOBILE                             [*****]
---------------------------------------------------

WHOLESALE OPERATOR SERVICES PRICING                                       PAGE 6

MCI WORLDCOM                                                        CONFIDENTIAL

SCHEDULE OS-A
OPERATOR SERVICES INTERNATIONAL TERMINATION RATES

      COUNTRY                                RATES
---------------------------------------------------
---------------------------------------------------
QATAR                                       [*****]
---------------------------------------------------
REUNION ISLAND                              [*****]
---------------------------------------------------
ROMANIA                                     [*****]
---------------------------------------------------
RUSSIA                                      [*****]
---------------------------------------------------
RWANDA                                      [*****]
---------------------------------------------------
SAN MARINO                                  [*****]
---------------------------------------------------
SAO TOME                                    [*****]
---------------------------------------------------
SAUDI ARABIA                                [*****]
---------------------------------------------------
SENEGAL                                     [*****]
---------------------------------------------------
SEYCHELLES                                  [*****]
---------------------------------------------------
SIERRA LEONE                                [*****]
---------------------------------------------------
SINGAPORE-LAND LINE                         [*****]
---------------------------------------------------
SINGAPORE-MOBILE                            [*****]
---------------------------------------------------
SLOVAKIA                                    [*****]
---------------------------------------------------
SLOVENIA-LAND LINE                          [*****]
---------------------------------------------------
SLOVENIA-MOBILE                             [*****]
---------------------------------------------------
SOLOMON ISLANDS                             [*****]
---------------------------------------------------
SOMALIA                                     [*****]
---------------------------------------------------
SOUTH AFRICA-LAND LINE                      [*****]
---------------------------------------------------
SOUTH AFRICA-MOBILE                         [*****]
---------------------------------------------------
SOUTH KOREA-LAND LINE                       [*****]
---------------------------------------------------
SOUTH KOREA-MOBILE                          [*****]
---------------------------------------------------
SPAIN - LAND LINE                           [*****]
---------------------------------------------------
SPAIN-MOBILE                                [*****]
---------------------------------------------------
SRI LANKA                                   [*****]
---------------------------------------------------
ST HELENA                                   [*****]
---------------------------------------------------
ST KITTS                                    [*****]
---------------------------------------------------
ST LUCIA                                    [*****]
---------------------------------------------------
ST PIERRE & MIQUELON                        [*****]
---------------------------------------------------
ST VINCENT & GRENADINES                     [*****]
---------------------------------------------------
SUDAN                                       [*****]
---------------------------------------------------
SURINAME                                    [*****]
---------------------------------------------------
SWAZILAND                                   [*****]
---------------------------------------------------
SWEDEN - LAND LINE                          [*****]
---------------------------------------------------
SWEDEN-MOBILE                               [*****]
---------------------------------------------------
SWITZERLAND - LAND LINE                     [*****]
---------------------------------------------------
SWITZERLAND-MOBILE                          [*****]
---------------------------------------------------
SYRIA                                       [*****]
---------------------------------------------------
TAIWAN-LAND LINE                            [*****]
---------------------------------------------------
TAIWAN-MOBILE                               [*****]
---------------------------------------------------
TANZANIA                                    [*****]
---------------------------------------------------
THAILAND                                    [*****]
---------------------------------------------------
TOGO                                        [*****]
---------------------------------------------------
TONGA ISLANDS                               [*****]
---------------------------------------------------
TRINIDAD & TOBAGO                           [*****]
---------------------------------------------------
TUNISIA                                     [*****]
---------------------------------------------------
TURKEY                                      [*****]
---------------------------------------------------
TURKMENISTAN                                [*****]
---------------------------------------------------
TURKS & CAICOS ISLANDS                      [*****]
---------------------------------------------------
TUVALU                                      [*****]
---------------------------------------------------

WHOLESALE OPERATOR SERVICES PRICING                                       PAGE 7

MCI WORLDCOM                                                        CONFIDENTIAL

SCHEDULE OS-A
OPERATOR SERVICES INTERNATIONAL TERMINATION RATES

      COUNTRY                                RATES
---------------------------------------------------
UGANDA                                      [*****]
---------------------------------------------------
UKRAINE                                     [*****]
---------------------------------------------------
UNITED ARAB EMIRATES                        [*****]
---------------------------------------------------
UNITED KINGDOM - LAND LINE                  [*****]
---------------------------------------------------
UNITED KINGDOM-MOBILE                       [*****]
---------------------------------------------------
URUGUAY                                     [*****]
---------------------------------------------------
UZBEKISTAN                                  [*****]
---------------------------------------------------
VANUATU                                     [*****]
---------------------------------------------------
VENEZUELA-LAND LINE                         [*****]
---------------------------------------------------
VENEZUELA-MOBILE                            [*****]
---------------------------------------------------
VIETNAM-LAND LINE                           [*****]
---------------------------------------------------
VIETNAM-MOBILE                              [*****]
---------------------------------------------------
WALLIS & FUTUNA                             [*****]
---------------------------------------------------
WESTERN SAMOA                               [*****]
---------------------------------------------------
YEMEN                                       [*****]
---------------------------------------------------
YUGOSLAVIA                                  [*****]
---------------------------------------------------
ZAIRE                                       [*****]
---------------------------------------------------
ZAMBIA                                      [*****]
---------------------------------------------------
ZIMBABWE                                    [*****]

WHOLESALE OPERATOR SERVICES PRICING                                       PAGE 8

SCHEDULE OS-B
OPERATOR SERVICES TOLL FREE ORIGINATION
LEC Based Interstate

                                        ATF                                           ATF
               LEC                      BASE                    LEC                   BASE
GROUP #        GROUP                    RATE        GROUP #    GROUP                  RATE
-------------------------------------------------------------------------------------------
   1       AMERITECH                  [*****]          14     GTE 4                 [*****]
-------------------------------------------------------------------------------------------
   2       AMERITECH -IL              [*****]          15     GTE 5                 [*****]
-------------------------------------------------------------------------------------------
   3       BELL ATLANTIC              [*****]          16     NECA 1                [*****]
-------------------------------------------------------------------------------------------
   4       BELL SOUTH                 [*****]          17     NECA 2                [*****]
-------------------------------------------------------------------------------------------
   5       NYNEX                      [*****]          18     NECA 3                [*****]
-------------------------------------------------------------------------------------------
   6       NYNEX LATA 132             [*****]          19     NECA 4                [*****]
-------------------------------------------------------------------------------------------
   7       PAC BELL - CA              [*****]          20     ALIANT                [*****]
-------------------------------------------------------------------------------------------
   8       PAC BELL - NV              [*****]          21     CENTEL                [*****]
-------------------------------------------------------------------------------------------
   9       SWB                        [*****]          22     CONTEL 1              [*****]
-------------------------------------------------------------------------------------------
  10       US WEST                    [*****]          23     CONTEL 2              [*****]
-------------------------------------------------------------------------------------------
  11       GTE 1                      [*****]          24     SNET*                 [*****]
-------------------------------------------------------------------------------------------
  12       GTE 2                      [*****]          25     UNITED 1              [*****]
-------------------------------------------------------------------------------------------
  13       GTE 3                      [*****]          26     UNITED 2              [*****]
-------------------------------------------------------------------------------------------
  27       UNITED 3                   [*****]          27     UNITED 3              [*****]
-------------------------------------------------------------------------------------------
  28       OTHER**                    [*****]          28     OTHER**               [*****]
-------------------------------------------------------------------------------------------

GTE 1 - FL, CA, MN
GTE 2- TX, MO, VA, WA
GTE 3-IL, MI, PA, NM, OK
GTE 4-KY, NC, NE, IN, AL, WI, OR, OH, SC
GTE 5-ID, AR, IA

CONTEL 1 - VA, IN, MN, KY, SC, AR, NC, MO, AL, AZ
CONTEL 2 - NM, TX, WA, IA, PA, IL, CA


NECA I - MN, AL, TX, NE, VA, LA, IL, NV, WI, CT, MA, FL, IN, MD, NC, OH, PA, SC,
         TN, NY
NECA 2- WV, KY, IA, GA, MS, MO, ME, OR, MI, CO, MI, WY, VT, NH
NECA 3 - SD, NM, ND, WA, OK, KS, AR, CA
NECA 4 - ID, UT, AZ

UNITED 1 - FL, NC, TN, VA, SC, PA, NJ
UNITED 2 - OR, WA, OH, IN
UNITED 3 - NE, MN, MO, KS, TX

- Toll Free Interstate traffic must terminate via dedicated access from an MCI WorldCom point of presence to a Customer-owned and operated location.

-        Rates apply only for origination in contiguous U.S.

- Above rates do not include SIMS (Service Management System) pass-through charges.

MCI WORLDCOM WHOLESALE SERVICES                                     CONFIDENTIAL

OPERATOR SERVICES TOLL FREE ORIGINATION
INTRASTATE

   STATE                       ATF RATE             STATE                      ATF RATE
---------------------------------------------------------------------------------------
Alabama                        $[*****]         Nebraska                       $[*****]
Arizona                        $[*****]         Nevada                         $[*****]
Arkansas                       $[*****]         New Hampshire                  $[*****]
California                     $[*****]         New Jersey                     $[*****]
Colorado                       $[*****]         New Mexico                     $[*****]
Connecticut                    $[*****]         New York                       $[*****]
Delaware                       $[*****]         North Carolina                 $[*****]
Florida                        $[*****]         North Dakota                   $[*****]
Georgia                        $[*****]         Ohio                           $[*****]
Idaho                          $[*****]         Oklahoma                       $[*****]
Illinois                       $[*****]         Oregon                         $[*****]
Indiana                        $[*****]         Pennsylvania                   $[*****]
Iowa                           $[*****]         Rhode Island                   $[*****]
Kansas                         $[*****]         South Carolina                 $[*****]
Kentucky                       $[*****]         South Dakota                   $[*****]
Louisiana                      $[*****]         Tennessee                      $[*****]
Maine                          $[*****]         Texas                          $[*****]
Maryland                       $[*****]         Utah                           $[*****]
Massachusetts                  $[*****]         Vermont                        $[*****]
Michigan                       $[*****]         Virginia                       $[*****]
Minnesota                      $[*****]         Washington                     $[*****]
Mississippi                    $[*****]         West Virginia                  $[*****]
Missouri                       $[*****]         Wisconsin                      $[*****]
Montana                        $[*****]         Wyoming                        $[*****]

TO U.S. MAINLAND FROM

                                PEAK       OFF-PEAK
---------------------------------------------------
Alaska                        $[*****]     $[*****]
---------------------------------------------------
Puerto Rico                   $[*****]     $[*****]
---------------------------------------------------
U.S. Virgin Islands           $[*****]     $[*****]
---------------------------------------------------
Hawaii                        $[*****]     $[*****]
---------------------------------------------------
Guam                          $[*****]     $[*****]
---------------------------------------------------
Saipan                        $[*****]     $[*****]
---------------------------------------------------
American Samoa                $[*****]     $[*****]
---------------------------------------------------

WHOLESALE OPERATOR SERVICES                                         CONFIDENTIAL

                       MCI WORLDCOM NETWORK SERVICES, INC.

                ATTACHMENT FOR CARRIER IDENTIFICATION CODE (CIC)
                              TRANSLATION SERVICES

         This ATTACHMENT FOR CARRIER IDENTIFICATION CODE (CIC) TRANSLATION SERVICES are made by and between MCI WORLDCOM Network Services, Inc. ("MCI WORLDCOM") and Valor Telecommunications Enterprises, L.L.C. ("CUSTOMER") and are a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET or the applicable Attachment(s).

         Customer owns carrier identification code 5971 along with Automated Customer Name and Address VAU (ACNA) (collectively, "CUSTOMERS CIC"). In order to effectively manage the processing of primary interexchange carder ("PIC") designations with respect to Customers CIC, Customer desires to "pic" its end users ("END USERS") to Customer's CIC and then have Customer's CIC translated to MCI WorldCom's trunk groups ("MCI WORLDCOM'S TRUNK GROUPS"). MCI WorldCom agrees to direct the local exchange carriers ("LECS") on a local access transport area ("LATA") by LATA basis with respect to each specific LEC to translate Customer's CIC to MCI WorldCom's Trunk Groups in accordance with the terms and conditions contained herein. MCI WorldCom also agrees to allow Customer to directly handle PIC order processing for its End Users associated with Customer's CIC, or upon request by Customer, MCI WorldCom will directly handle PIC order processing on Customers behalf. Each of the parties hereto agrees to take such further actions and execute, deliver and file such agreements, documents or instruments as the other party to this Attachment may reasonably request or require in order to carry out and effectuate the transactions contemplated by this Attachment.

I.       CIC TRANSLATION PROCESS.

         (A) TRANSLATION BY MCI WORLDCOM: MCI WorldCom shall perform all services related to translating Customer's CIC; provided, however, MCI WorldCom may, at its option, refuse to translate Customer's CIC for 900 Services. Provided, all specific Customer requests for CIC translation under this CIC Translation Agreement must be approved by MCI WorldCom. Provided, further, Customer acknowledges that MCI WorldCom's obligations described hereunder will only remain in effect as long as the TSA is in effect. All usage charges ("USAGE CHARGES") relative to End Users' traffic which is attributable to Customer's CIC and transported by MCI WorldCom must be billed directly to Customer. At least thirty (30) days prior to the initial translation in each LATA, Customer agrees to provide MCI WorldCom with the number of existing End Users, if any, and the volume of traffic associated with such End Users within each tandem in each LATA for which Customer is requesting translation. Upon Customer's written request for translations and identification of the tandems to be translated (as may be amended from time to time by Customer), MCI WorldCom shall use reasonable efforts under the circumstances to ensure that Customer's CIC is promptly translated at LEC tandems (i.e., all subtending equal access end offices), to MCI WorldCom's Trunk Groups for Feature Group D access services in accordance with such request. Customer acknowledges that all of Customer's traffic associated with each End User (e.g., 1+, 0+, 0-, etc.) must be directed to MCI WorldCom's Trunk Groups. Provided, however, that

                                   Page 1 of 5
                                  CONFIDENTIAL

         MCI WorldCom's obligation as described herein will not apply if the traffic derived from Customer's CIC is disruptive to or adversely affects the MCI WorldCom network as determined by MCI WorldCom, in its sole discretion, or the procedures set forth in Subsection 2(A)(4) below are not followed by Customer resulting in a network blockage or disruption on the MCI WorldCom network from traffic derived from Customer's CIC. In the event of a network blockage, MCI WorldCom shall provide Customer with prompt written notice of any charges MCI WorldCom has incurred from other carriers for the termination of such traffic which MCI WorldCom would not have otherwise incurred and Customer agrees to reimburse MCI WorldCom for the full amount of such charges within (10) days of receipt of such notice. Prior to the termination or expiration of the Service Term, MCI WorldCom shall not effect or process translation(s) of Customers CIC without the prior request or consent of Customer. Nothing contained in this Attachment will be construed to require MCI WorldCom to establish or maintain service with respect to any particular LEC.

         (B) LETTER(S) OF AGENCY: Customer and MCI WorldCom shall execute letter(s) of agency (LOA) in a form substantially similar to Exhibit "A" attached hereto and/or such other document(s) (e.g., shared services agreement, etc.) as may be required by the LECs (collectively, the "AUTHORIZATIONS") to effect the translations contemplated herein. The Authorizations shall grant MCI WorldCom the authority to order changes in and maintenance of access services (i.e., Feature Group D access) which the LECs may provide in connection with Customer's CIC including, without limitation, the irrevocable authority to disconnect or rearrange such access services and/or block or redirect traffic derived from Customer's CIC away from the MCI WorldCom network. MCI WorldCom and Customer agree that such Letter(s) of Agency may require modification in order to accommodate individual LEC requirements.

         (C) CHANGE IN CARRIER: In the event Customer desires to change its long distance service provider and/or translate Customer's CIC to another carrier, in order to allow MCI WorldCom to issue a proper disconnect notice to the applicable LEC and to insure Usage Charges (as defined in Subsection 1(A) above) are billed to the correct party, Customer agrees to notify MCI WorldCom in writing at least thirty (30) days prior to such change (the "CARRIER CHANGE EFFECTIVE DATE"). The notice provided to MCI WorldCom as described herein shall identify all tandems in which a change of carriers will occur. Further, Customer agrees to provide MCI WorldCom with an appropriate LOA sufficient to allow MCI WorldCom to deal directly with the LECs with respect to the timing of billing changes associated with such carrier changes, provided, however, Customer shall be responsible for all Usage Charges following any such change of carriers. Customer acknowledges that if it changes its long distance services provider and/or translates Customer's CIC to another carrier, such change or translation must be effective with respect to all tandems in a LATA simultaneously.

         (D) CIC COST; PAYMENT TERMS: ALL THIRD PARTY COSTS ASSOCIATED WITH ENSURING THAT CUSTOMER'S CIC IS TRANSLATED SHALL BE BORNE BY CUSTOMER. PRIOR TO TRANSLATING CUSTOMERS CIC WITH ANY LEC, CUSTOMER AGREES TO SUBMIT TO MCI WORLDCOM A COMPLETE AND ACCURATE CIC TRANSLATION ORDER FORM SUPPLIED BY MCI WORLDCOM

                                   Page 2 of 5
                                  CONFIDENTIAL

         (THE "CIC ORDER"). UPON RECEIPT OF THE CIC ORDER, MCI WORLDCOM WILL NOTIFY CUSTOMER OF THE COSTS ASSOCIATED WITH SUCH CIC ORDER WHICH SHALL INCLUDE ALL LEC COSTS (THE "LEC CHARGE") AS WELL AS AN ADMINISTRATIVE FEE (THE "ADMINISTRATIVE CHARGE") EQUAL TO $200 PER TANDEM (THE LEC CHARGE AND ADMINISTRATIVE CHARGE ARE COLLECTIVELY REFERRED TO AS THE "CIC COST") AND SUCH CIC COST WILL BE PAID BY CUSTOMER AS DESCRIBED BELOW; PROVIDED, THE LEC CHARGE ASSOCIATED WITH EFFECTING AND MAINTAINING (IF APPLICABLE) SUCH TRANSLATION SHALL NOT EXCEED THE PREVAILING CHARGES OF SUCH LEC AS WOULD OTHERWISE BE PAID DIRECTLY BY CUSTOMER FOR THE RELEVANT SERVICE:

                  (1) IF THE CIC COST IS EQUAL TO OR GREATER THAN $[*****] CUSTOMER AGREES TO PAY (I) [*****] WITHIN THIRTY (30) DAYS FOLLOWING RECEIPT OF AN INVOICE SETTING FORTH THE AMOUNT OF THE ADMINISTRATIVE CHARGE (THE "FIRST INVOICE"), (II) [*****] OF THE LEC CHARGE (THE "INITIAL PAYMENT") WITHIN THIRTY (30) DAYS FOLLOWING RECEIPT OF AN INVOICE FROM MCI WORLDCOM FOR SUCH INITIAL PAYMENT, WHICH INVOICE WILL BE SENT BY MCI WORLDCOM NO EARLIER THAN NINETY (90) DAYS FOLLOWING CUSTOMERS RECEIPT OF THE FIRST INVOICE, AND (III) [*****] OF THE LEC CHARGE (THE "FINAL PAYMENT") WITHIN THIRTY (30) DAYS FOLLOWING RECEIPT OF AN INVOICE FROM MCI WORLDCOM FOR SUCH FINAL PAYMENT, WHICH INVOICE WILL BE SENT BY MCI WORLDCOM NO EARLIER THAN ONE HUNDRED AND EIGHTY (180) DAYS FOLLOWING CUSTOMERS RECEIPT OF THE FIRST INVOICE.

                  (2) IF THE CIC COST IS LESS THAN CUSTOMER AGREES TO PAY [*****] WITHIN THIRTY (30) DAYS FOLLOWING RECEIPT OF THE INVOICE FROM MCI WORLDCOM.

                  (3) IN THE EVENT CUSTOMER REQUESTS EXPEDITIOUS SERVICE HEREUNDER OR OTHER SERVICES FOR WHICH MCI WORLDCOM IS ASSESSED ADDITIONAL CHARGES IN CONNECTION WITH SUCH CIC TRANSLATION, MCI WORLDCOM MAY CONDITION SUCH REQUEST UPON CUSTOMER'S PAYMENT TO MCI WORLDCOM OF ANY ADDITIONAL CHARGES ASSESSED BY ANY THIRD PARTY.

                  (4) Customer's Switched Services Revenue will not include the CIC Costs described in this Attachment.

         (E) CANCELLATION CHARGE: If at any time Customer cancels a CIC Order, Customer agrees to pay MCI WorldCom a cancellation charge (the "CIC TRANSLATION CANCELLATION CHARGE") equal to the amount of the entire CIC Cost described in Subsection (D) above. The CIC Translation Cancellation Charge will be invoiced in accordance with Subparts (1) or
         (2) above, as applicable. The parties acknowledge that in the event Customer cancels a CIC Order, the damages to MCI WorldCom will be difficult, in not impossible, to determine. The CIC Translation Cancellation Charge is intended, therefore, to establish liquidated damages payable by Customer to MCI WorldCom, and is not intended as a penalty of any kind.

                                   Page 3 of 5
                                  CONFIDENTIAL

II.      PIC ORDER PROCESSING.

         (A) PROCESSING: Either Customer or MCI WorldCom may handle Customer's PIC order processing on Customers behalf for Customer's end users in any specific area mutually agreed to by the parties. In the event Customer directly handles its own PIC order processing, (i) MCI WorldCom agrees to provide Customer with reasonable assistance in performing its PIC order processing obligations as stated herein, (ii) Customer shall reimburse MCI WorldCom for all third party costs incurred by MCI WorldCom in handling such PIC order processing, and
         (iii) Customer shall be directly responsible for processing functions, including but not limited to:

                  (1)      The provision of necessary personnel and systems.

                  (2)      The direct transmittal of PIC orders to the LECs.

                  (3) Dispute resolution of PIC order processing with the LECs attributable to Customers CIC.

                  (4) Customer agrees to provide notice to MCI WorldCom, in a format acceptable to MCI WorldCom, of all PIC processing orders for Customers CIC prior to transmitting such orders to the LECs. MCI WorldCom has the right in its sole discretion to reject or cause Customer to delay the transmittal of any order on a tandem by tandem basis. Upon MCI WorldCom's request, Customer agrees to delay (until such time as specified by MCI WorldCom) the processing of PIC transmittals to the LECs due to inadequate network capacity. Further, in the event order(s) are rejected by MCI WorldCom, Customer agrees not to submit such order(s) to the LECs.

                  (5) The contacting of the appropriate LEC's business office to establish required parameters relative to Customer's CIC (e.g., whether Customers network is an "open network" or "closed network", how Customer desires to handle direct contacts by End Users, etc.)

         (B) LETTER OF AGENCY: In the event MCI WorldCom handles Customer's PIC order processing, Customer agrees to execute an LOA in a form substantially similar to Exhibit "B" attached hereto or such other documents as may be required by the LECs to effect the PIC order processing and give MCI WorldCom the right to obtain information from the appropriate LEC regarding Customer (i.e., data gather) and to provide the LECs with an appropriate LOA designating MCI WorldCom as its agent for purposes of handling Customer's PIC order processing. MCI WorldCom agrees to provide status reports to Customer concerning such PIC order processing. Customer shall be solely responsible for resolving disputes with the LECs attributable to Customer's CIC. Further, Customer shall reimburse MCI WorldCom for all third party costs incurred by MCI WorldCom in handling such PIC order processing.

         (C) NETWORK BLOCKAGE: In the event Customer fails to follow the procedures set forth in Subsection 2(A)(4) above are not followed and, as a result, a network disruption

                                   Page 4 of 5
                                  CONFIDENTIAL
         or blockage occurs on the MCI WorldCom Network from traffic derived from Customer's CIC, then to the extent that MCI WorldCom reconfigures its access arrangements to alleviate such disruption or blockage and as a result MCI WorldCom incurs charges from other carriers for the termination of traffic, which it would not have otherwise incurred, MCI WorldCom shall provide prompt written notice to Customer of such charges and Customer agrees to reimburse MCI WorldCom for the full amount of such charges within (10) days of receipt of such notice.

         IN WITNESS WHEREOF, authorized parties on behalf of their respective entities have initialed this Attachment for CARRIER IDENTIFICATION CODE (CIC) TRANSLATION Services as of the date shown below.

VALOR TELECOMMUNICATIONS                            MCI WORLDCOM NETWORK
ENTERPRISES, L.L.C.                                 SERVICES, INC.

Customer Initials MP                                MCI WorldCom's Initials JF

Date: 9/30/00                                       Date: 10/10/00

                                   Page 5 of 5
                                  CONFIDENTIAL

                      CIC TRANSLATIONS SERVICES - EXHIBIT A

                                LETTER OF AGENCY

                                                               ___________, 20__

To _______________________________(Local Exchange Telephone Company) and Whom It May Concern:

         Valor Telecommunications Enterprises, L.L.C. ("CUSTOMER") hereby allows MCI WorldCom Network Services, Inc. to initiate orders for telecommunication services relating to translating its Carrier identification Code 5971 (hereinafter referred to as the "CIC") to MCI WorldCom's CIC Code 555 for both Intra/Inter LATA service.

         This includes without limitation, initial orders, add-on orders, disconnect orders, and any rearrangements thereof, relative to Feature Group D access only.

         Customer grants MCI WorldCom the perpetual and irrevocable authority to disconnect or rearrange such access services and/or block or redirect traffic derived from the CIC away from the MCI WorldCom Network.

         MCI WorldCom assumes responsibility for the billing of all charges generated with the MCI WorldCom service orders to add the above CIC(s) and LATA(s). MCI WorldCom also assumes responsibility for all monthly usage charges for the above listed CIC(s) and LATA(s) for all traffic transported to MCI WorldCom.

         This letter of agency also directs you to remit all bills relating to your access services ordered pursuant to this letter of agency to:

                           MCI WorldCom Network Services, Inc.
                           Line Cost Department, Mail Drop 3.1-1071
                           P.O. Box 21348
                           Tulsa, Oklahoma 74121

         You may deal directly with MCI WorldCom on all matters pertaining to said telecommunications services and should follow its instructions with reference thereto.

         This authorization will remain in effect until you are otherwise notified by MCI WorldCom, in writing.

Valor Telecommunications                        MCI WorldCom Network
Enterprises, L.L.C.                             Services, Inc.

_________________________________               ________________________________
         (Signature)                                     (Signature)

_________________________________               ________________________________
         (Print Name)                                    (Print Name)

_________________________________               ________________________________
           (Title)                                          (Title)

                      CIC TRANSLATIONS SERVICES - EXHIBIT B

PIC LETTER OF AGENCY

                                                             ____________, 20___

TO LOCAL EXCHANGE TELEPHONE COMPANY AND WHOM IT MAY
CONCERN:

VALOR TELECOMMUNICATIONS ENTERPRISES, L.L.C. ("CUSTOMER") HEREBY AUTHORIZES THE LOCAL EXCHANGE TELEPHONE COMPANY TO ALLOW WORLDCOM NETWORK SERVICES, INC., TO PIC AND DATA GATHER ON CUSTOMER CIC CODE 5971, ACNA _________ UNTIL FURTHER WRITTEN NOTICE.

VALOR TELECOMMUNICATIONS ENTERPRISES, L.L.C.
          (CUSTOMER NAME)

By: _________________________________
             (SIGNATURE)

_____________________________________
             (PRINT NAME)

_____________________________________
                (TITLE)

LETTER OF AGENCY

To Us West:

Valor Telecommunications Enterprises, L.L.C., hereafter CIC Owner desires to use the facilities of MCI WorldCom, hereafter Facility Owner, for Transmission of telecommunications services. Facility Owner desires to place orders on behalf of CIC owner for the following Carrier Identification Code number 5971. Therefore CIC owner hereby authorizes Facility Owner to initiate orders for telecommunications services relating to the above listed CIC code(s) for Facility Owners trunk groups in the following local transport areas (LATAS):

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

This Includes, without limitation initial orders, add-on orders, disconnect orders and any re-arrangements thereof related to Feature Group D or B access only. CIC Owner grants Facility Owner the perpetual irrevocable authority to disconnect or rearrange such access service and or block or redirect traffic derived from the CIC code(s) listed above in the designated LATAs.

Facility Owner Accepts Usage Charges.  CIC Owner Accepts PICC Billing

Facility Owner assumes responsibility the payment to US WEST of all charges, recurring and nonrecurring (including service charges and usage charges), associated with this traffic & billed by US West pursuant to appropriate state and federal tariffs (excluding Presubscribed Interexchange Carrier Charge(s)
(PICC), and/or orders.

CIC Owner accepts liability of PICC billing. CIC OWNER UNDERSTANDS THAT FAILURE TO PAY SUCH CHARGES CAN RESULT IN BLOCKING OF ALL TRAFFIC ON CIC(s).

This letter of agency also authorizes you to remit all bills relate to

US WEST Recurring/Non-recurring              PICC billing to;
And usage charges to:

Facility Owner:__________________________    CIC Owner__________________________
Contract Name:___________________________    Contact Name_______________________
Telephone No:____________________________    Telephone No:______________________
Address:_________________________________    Address:___________________________

US WEST is hereby released from any and all liability for making pertinent information available to Facility Owner and the following instructions with respect to any changes to or maintenance in the telecommunications service listed. This authorization shall remain in force until modified or rescinded by CIC Owner.

This letter also rescinds any previous authorizations for the above listed CICs to be carried by any other Carries network in the same LATAs listed above and attest to the fact that notification has been given to the previous facility provider and traffic was previously on another network it is being removed from theft network in the LATAs noted above.

BY:_________________________________
Facility Owner:_____________________
Signed Date:________________________

By:_________________________________
CIC Owner:__________________________
Signed Date:________________________

                       MCI WORLDCOM NETWORK SERVICES, INC.

                       ATTACHMENT FOR CALLING CARD SERVICE

         This ATTACHMENT FOR CALLING CARD SERVICE is made by and between Valor Telecommunications Enterprises, L.L.C. ("CUSTOMER") and MCI WORLDCOM Network Services, Inc. (successor in interest to WorldCom Network Services, Inc.)("MCI WORLDCOM") and is a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET, the applicable Attachment(s) or the Tariff (as defined below), whichever is applicable. NOTE: ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS ATTACHMENT WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.

         During the Service Term of the Agreement, MCI WorldCom will provide "CALLING CARD SERVICE" which is accessed only by dialing the unique toll free access number assigned by MCI WorldCom to Customer. With respect to International Origination CALLING CARD Service and applicable Star (*) Features, this Attachment incorporates by reference the terms of MCI Tariff FCC No. 1 (the "TARIFF"), which may be modified from time to time by MCI WorldCom in accordance with law and thereby affect the Services furnished Customer hereunder, except that the terms and conditions contained in the TSA, the PET or this Attachment shall supplement or, to the extent inconsistent, supersede the Tariff terms and conditions. For purposes of this Attachment, references to "MCI FEATURE CARD Service (Option T)" or "Connections Card Service" will be deemed to refer to "CALLING CARD Service".

I.       CALLING CARD SERVICE CHARGES.

         (A) For purposes of this Attachment, Customer's "SWITCHED SERVICES REVENUE" will be comprised of (i) Customer's gross (i.e., prior to the application of discounts) measured and per call CALLING CARD Service charges described below (i.e., interstate, intrastate and international), (ii) Customer's Calling Card Service Surcharges described below, and (iii) Customers Calling Card Feature Service charges described below. Further, for purposes of this Attachment, "U.S." refers to the 48 contiguous United States and "ECC" refers to Alaska, Hawaii, Puerto Rico and the United States Virgin Islands.

         (B)      Rates Per Minute.

                  (i)      INTERSTATE

JURISDICTION                                     RATE PER MINUTE
------------------------------------------------------------------
INTERSTATE
(GRAPHIC) Within the U.S. and ECC               $[*****] per minute
------------------------------------------------------------------

                  (ii)     INTRASTATE (NOT SUBJECT TO DISCOUNT).

    STATE                      RATE         STATE                     RATE
----------------------------------------------------------------------------
ALABAMA                      $[*****]   NEBRASKA                    $[*****]
----------------------------------------------------------------------------
ARIZONA                      $[*****]   NEVADA                      $[*****]
----------------------------------------------------------------------------
ARKANSAS                     $[*****]   NEW HAMPSHIRE               $[*****]
----------------------------------------------------------------------------

                                   Page 1 of 7
                                  CONFIDENTIAL

    STATE                      RATE         STATE                     RATE
----------------------------------------------------------------------------
CALIFORNIA                   $[*****]   NEW JERSEY                  $[*****]
----------------------------------------------------------------------------
COLORADO                     $[*****]   NEW MEXICO                  $[*****]
----------------------------------------------------------------------------
CONNECTICUT                  $[*****]   NEW YORK                    $[*****]
----------------------------------------------------------------------------
DELAWARE                     $[*****]   NORTH CAROLINA              $[*****]
----------------------------------------------------------------------------
FLORIDA                      $[*****]   NORTH DAKOTA                $[*****]
----------------------------------------------------------------------------
GEORGIA                      $[*****]   OHIO                        $[*****]
----------------------------------------------------------------------------
IDAHO                        $[*****]   OKLAHOMA                    $[*****]
----------------------------------------------------------------------------
ILLINOIS                     $[*****]   OREGON                      $[*****]
----------------------------------------------------------------------------
INDIANA                      $[*****]   PENNSYLVANIA                $[*****]
----------------------------------------------------------------------------
IOWA                         $[*****]   RHODE ISLAND                $[*****]
----------------------------------------------------------------------------
KANSAS                       $[*****]   SOUTH CAROLINA              $[*****]
----------------------------------------------------------------------------
KENTUCKY                     $[*****]   SOUTH DAKOTA                $[*****]
----------------------------------------------------------------------------
LOUISIANA                    $[*****]   TENNESSEE                   $[*****]
----------------------------------------------------------------------------
MAINE                        $[*****]   TEXAS                       $[*****]
----------------------------------------------------------------------------
MARYLAND                     $[*****]   UTAH                        $[*****]
----------------------------------------------------------------------------
MASSACHUSETTS                $[*****]   VERMONT                     $[*****]
----------------------------------------------------------------------------
MICHIGAN                     $[*****]   VIRGINIA                    $[*****]
----------------------------------------------------------------------------
MINNESOTA                    $[*****]   WASHINGTON                  $[*****]
----------------------------------------------------------------------------
MISSISSIPPI                  $[*****]   WEST VIRGINIA               $[*****]
----------------------------------------------------------------------------
MISSOURI                     $[*****]   WISCONSIN                   $[*****]
----------------------------------------------------------------------------
MONTANA                      $[*****]   WYOMING                     $[*****]
----------------------------------------------------------------------------

                  (iii)    INTERNATIONAL TERMINATION (NOT SUBJECT TO DISCOUNT).

                           SEE Schedule CC-A.

                  (iv) INTERNATIONAL ORIGINATION TERMINATING IN THE U.S. (NOT SUBJECT TO DISCOUNT).

                           SEE Schedule CC-B.

                  (v) INTERNATIONAL ORIGINATION TERMINATING IN AN INTERNATIONAL LOCATION (NOT SUBJECT TO DISCOUNT).

                           The rates will be the sum of (x) the applicable International Origination rates set forth on Schedule CC-A, and (y) the applicable International Termination rate set forth on Schedule CC-B.

         (C) Calls originating in an International Location will be billed in sixty (60) second increments and subject to a sixty (60) second minimum charge. Calls utilizing Feature Services described in Section VII below will be billed in sixty (60) second increments and subject to a sixty (60) second minimum charge. All other calls will be billed in six (6) second Increments and subject to an eighteen (18) second minimum charge.

                                   Page 2 of 7
                                  CONFIDENTIAL

II.      CREDITS/DISCOUNTS.

         (A) Commencing with the Effective Date and continuing through the end of the Service Term (including any applicable extensions thereto), Customers discount percentage for CALLING CARD Service (the "DISCOUNT") will be determined under the Discount Schedule shown below based on Customer's actual Monthly Revenue for such month. Throughout the Service Term, Customer will automatically receive the next higher (or lower) Discount when Customers eligible Monthly Revenue (as defined in the PET) reaches the next level (or falls below a level).

   MONTHLY REVENUE                          DISCOUNT
   ---------------                          --------
$[*****]   - $[*****]                       [*****]%
$[*****]   - $[*****]                       [*****]%
$[*****]   - $[*****]                       [*****]%
$[*****]   - $[*****]                       [*****]%
       $[*****]                             [*****]%

         (B) The Discount described above is in lieu of any Tariff discounts including, without limitation, discounts for MCI Feature Card Service available under MCI VIP, MCI VIP Plus, MCI MOD and MCI CAS or MCI CAS PLUS Service.

III.     CALLING CARD SERVICE SURCHARGES.

         (A) The following CALLING CARD Service surcharges shall be charged per call according to the following schedule:

                                                                             Direct
                FROM                                   TO                     Dial
------------------------------------------------------------------------------------
U.S.                                  U.S.                                  $[*****]
------------------------------------------------------------------------------------
ECC                                   U.S.                                  $[*****]
------------------------------------------------------------------------------------
U.S., ECC                             ECC                                   $[*****]
------------------------------------------------------------------------------------
U.S., ECC                             Canada                                $[*****]
------------------------------------------------------------------------------------
U.S., ECC                             International locations               $[*****]
------------------------------------------------------------------------------------
Canada                                U.S.                                  $[*****]
------------------------------------------------------------------------------------
Canada                                ECC                                   $[*****]
------------------------------------------------------------------------------------
Canada                                International locations (including    $[*****]
                                      Canada)
------------------------------------------------------------------------------------
International locations               U.S., ECC, International locations    $[*****]
------------------------------------------------------------------------------------
U.S. (Payphone)                       Any location                          $[*****]
------------------------------------------------------------------------------------

IV.      FULFILLMENT.

         If Customer elects to use MCI WorldCom for fulfillment, Customer shall pay MCI WorldCom the fulfillment charges associated with Customer's usage of CALLING CARD Service, as determined by MCI WorldCom.

                                   Page 3 of 7
                                  CONFIDENTIAL

V.       SET UP CHARGES.

         Customer agrees to pay $[*****] for every instance of special branding (i.e., greeting and/or closing) requested by Customer in connection with CALLING CARD Service.

VI.      FRAUD DETECTION PROCEDURES.

         Customer shall be responsible for any and all fraud associated with its usage of CALLING CARD Service, except as set forth below:

                  (1) All calling card calls will be validated by MCI WorldCom to permit only those calls authorized or facilitated by Customer or legitimate card holders. MCI WorldCom will, at the direction of Customer, preclude all calls utilizing expired or terminated calling card numbers compared against an authorized list provided by Customer and MCI WorldCom will be responsible for all fraudulent use, unauthorized use, misuse, or abuse of calling cards occurring after MCI WorldCom receives actual notice of the expiration or termination of a calling card or receives specifically detailed written notification concerning any card which has been lost, stolen, compromised or which Customer has reason to believe is or may be used fraudulently.

                  (2) In addition, all CALLING CARD Service calls will be monitored by MCI WorldCom for misuse on a twenty four (24) hour a day, seven (7) days a week basis. MCI WorldCom shall establish fraud prevention, detection and minimization procedures so that fraudulent use arising from lost or stolen calling cards and potential disruption to authorized card holders will be minimized.

                  (3) MCI WorldCom will not hold the Customer responsible for "Service Fraud" (as defined herein) associated with the unauthorized use of an MCI WorldCom CALLING CARD. For purposes of this Attachment, "SERVICE FRAUD" shall consist of unauthorized use of an MCI WorldCom CALLING CARD following the involuntary theft or loss of a card, which was not intentionally facilitated or authorized (either explicitly or implicitly) by Customer or an authorized user. Service Fraud often follows the theft of a wallet, purse or briefcase, or sometimes is the result of "shoulder surfing" (thieves observing/recording authorization codes) which occurs at payphones located in airports, bus terminals, train stations and the like. MCI WorldCom shall not be responsible for losses caused by fraudulent information submitted by a card holder in subscribing for calling card services or for usage which was intentionally facilitated or authorized (either explicitly or implicitly) by an authorized user.

                  (4) In the event MCI WorldCom is unable to contact Customer of suspected abuse of the CALLING CARD Service, in order to minimize potential abuse, MCI WorldCom may deactivate any calling card which has exceeded established fraud detection parameters or which MCI WorldCom has reason to believe is or

                                   Page 4 of 7
                                  CONFIDENTIAL
                  may be used fraudulently. In such event MCI WorldCom will have no liability to Customer or any End User in connection with such deactivation or failure to deactivate such calling card.

VII.     FEATURE SERVICES.

         (A) Customer agrees to pay the charges set forth below with respect to the features shown ("FEATURE SERVICES"):

                  (i)      Operator Services

           FEATURE                                             CHARGE
----------------------------------------------------------------------------
Direct Connect/Station to Station                         $ [*****] per call
----------------------------------------------------------------------------
Direct Connect/Person to Person                           $ [*****] per call
----------------------------------------------------------------------------

                  (ii)     Directory Assistance

                     FEATURE                                    CHARGE
-----------------------------------------------------------------------------
U.S., ECC                                                 $ [*****] per call
-----------------------------------------------------------------------------
Canada                                                    $ [*****] per call
-----------------------------------------------------------------------------
Australia, Austria, Finland, France, Germany, Mexico,     $ [*****] per call.
New Zealand, Netherlands, Spain, Switzerland, United
Kingdom
-----------------------------------------------------------------------------
All other countries (including 809 area code)             $ [*****] per call
-----------------------------------------------------------------------------

                  (iii)    Voice News Network for calls within the U.S.:
                  $[*****]  minute

                  (iv)     Conference Calling

               FEATURE                                           CHARGE
--------------------------------------------------------------------------------
Set-up Fee                                              $ [*****] per participant
---------------------------------------------------------------------------------
Bridgeport Fee: Within the U.S.                         $ [*****] per minute per
                                                        bridgeport (Weekday*)
                                                        $ [*****] per minute per
                                                        bridgeport (Weekend*)
---------------------------------------------------------------------------------
Bridgeport Fee: Canada                                  $ [*****] per minute per
                                                        bridgeport (Weekday*)
                                                        $ [*****] per minute per
                                                        bridgeport (Weekend*)
---------------------------------------------------------------------------------
Bridgeport Fee: Mexico                                  $ [*****] per minute per
                                                        bridgeport (Weekday*)
                                                        $ [*****] per minute per
                                                        bridgeport (Weekend*)
---------------------------------------------------------------------------------
Bridgeport Fee: International Locations                 SEE Schedule CC-A
                                                        (International Rates)
----------------------------------------------------------------------------------

*        Weekday: 12:00 midnight CST Monday through 11:59 p.m. CST Friday.

*        Weekend: 12:00 midnight CST Saturday through 11:59 p.m. CST Sunday.

                  (v)      Flex Routing: $[*****] per minute.

                                   Page 5 of 7
                                  CONFIDENTIAL

                  (vi)     Message Store and Forward

               FEATURE                                         CHARGE
----------------------------------------------------------------------------
U.S. to U.S.                                            $ [*****] per minute
----------------------------------------------------------------------------
International locations to U.S.                         $ [*****] per minute
----------------------------------------------------------------------------
U.S. to International locations                         $ [*****] per minute
----------------------------------------------------------------------------
U.S. to Canada, United States Virgin                    $ [*****] per minute
Islands, Puerto Rico
----------------------------------------------------------------------------
International locations to International                $ [*****] per minute
Locations
----------------------------------------------------------------------------
International locations to Canada, United               $ [*****] per minute
States Virgin Islands, Puerto Rico
----------------------------------------------------------------------------

                  (vii)    Broadcast Messages

               FEATURE                                         CHARGE
----------------------------------------------------------------------------
U.S. to U.S. (up to 5 ANIs)                             $ [*****] per minute
----------------------------------------------------------------------------
International locations to U.S. (up to 5                $ [*****] per minute
ANIs)
----------------------------------------------------------------------------
U.S. to U.S. (up to 10 ANIs)                            $ [*****] per minute
----------------------------------------------------------------------------
International locations to U.S. (up to 10               $ [*****] per minute
ANIs)
----------------------------------------------------------------------------
U.S. to U.S. (up to 20 ANIs)                            $ [*****] per minute
----------------------------------------------------------------------------
International locations to U.S. (up to 20               $ [*****] per minute
ANIs)
----------------------------------------------------------------------------

                  (viii)   Speed Dialing: No Charge

         (B) The feature charges described in Subsection VII.(A) above will be subject to the following discounts based on Customers Feature Services Monthly Usage (as defined in Subsection (C) below).

       Feature Service
        Monthly Usage                         Discount
        -------------                         --------
$    [*****]   - $    [*****]                 $[*****]%
$    [*****]   - $    [*****]                 $[*****]%
$    [*****]   - $    [*****]                 $[*****]%
$    [*****]   - $    [*****]                 $[*****]%
$    [*****]   - $    [*****]                 $[*****]%
$    [*****]   - $    [*****]                 $[*****]%
             $[*****]+                        $[*****]%

         (C) "FEATURE SERVICES MONTHLY USAGE" shall mean Customers monthly combined recurring and usage charges for Feature Services at the rates set forth above not including taxes and surcharges.

                                   Page 6 of 7
                                  CONFIDENTIAL

         IN WITNESS WHEREOF, authorized parties on behalf of their respective entities have initialed this Attachment for CALLING CARD Service as of the date shown below.

VALOR TELECOMMUNICATIONS                           MCI WORLDCOM NETWORK
ENTERPRISES, L.L.C.                                SERVICES, INC.

Customer Initials MP                               MCI WorldCom's Initials JF

Date: 9/30/00                                      Date: 10/10/00


ATTACHMENTS:

         Schedule CC-A = International Termination Rates (U.S. to International locations)

         Schedule CC-B = International Origination Rates (International locations to U.S.)

                                   Page 7 of 7
                                  CONFIDENTIAL

                                  Schedule CC-A

                 CALLING CARD INTERNATIONAL TERMINATION RATES
                             US TO INTERNATIONAL

COUNTRY                                            RATE PER MINUTE
------------------------------------------------------------------
Afghanistan                                            [*****]
------------------------------------------------------------------
Albania                                                [*****]
------------------------------------------------------------------
Algeria                                                [*****]
------------------------------------------------------------------
American Samoa                                         [*****]
------------------------------------------------------------------
Andorra                                                [*****]
------------------------------------------------------------------
Angola                                                 [*****]
------------------------------------------------------------------
Anguilla                                               [*****]
------------------------------------------------------------------
Antarctica                                             [*****]
------------------------------------------------------------------
Antigua                                                [*****]
------------------------------------------------------------------
Argentina                                              [*****]
------------------------------------------------------------------
Armenia                                                [*****]
------------------------------------------------------------------
Aruba                                                  [*****]
------------------------------------------------------------------
Ascension Islands                                      [*****]
------------------------------------------------------------------
Australia                                              [*****]
------------------------------------------------------------------
Austria                                                [*****]
------------------------------------------------------------------
Azerbaijan                                             [*****]
------------------------------------------------------------------
Bahamas                                                [*****]
------------------------------------------------------------------
Bahrain                                                [*****]
------------------------------------------------------------------
Bangladesh                                             [*****]
------------------------------------------------------------------
Barbados                                               [*****]
------------------------------------------------------------------
Belarus                                                [*****]
------------------------------------------------------------------
Belgium                                                [*****]
------------------------------------------------------------------
Belize                                                 [*****]
------------------------------------------------------------------
Benin                                                  [*****]
------------------------------------------------------------------
Bermuda                                                [*****]
------------------------------------------------------------------
Bhutan                                                 [*****]
------------------------------------------------------------------
Bolivia                                                [*****]
------------------------------------------------------------------
Bosnia-Herzegovina                                     [*****]
------------------------------------------------------------------
Botswana                                               [*****]
------------------------------------------------------------------
Br Virgin Islands                                      [*****]
------------------------------------------------------------------
Brazil                                                 [*****]
------------------------------------------------------------------
Brunel                                                 [*****]
------------------------------------------------------------------
Bulgaria                                               [*****]
------------------------------------------------------------------
Burkina Faso                                           [*****]
------------------------------------------------------------------
Burundi                                                [*****]
------------------------------------------------------------------
Cambodia                                               [*****]
------------------------------------------------------------------
Cameroon                                               [*****]
------------------------------------------------------------------
Canada                                                 [*****]
------------------------------------------------------------------
Cape Verde Islands                                     [*****]
------------------------------------------------------------------
Cayman Islands                                         [*****]
------------------------------------------------------------------
Central African Rep                                    [*****]
------------------------------------------------------------------
Chad                                                   [*****]
------------------------------------------------------------------
Chile                                                  [*****]
------------------------------------------------------------------
China                                                  [*****]
------------------------------------------------------------------
Colombia                                               [*****]
------------------------------------------------------------------

                           MCI WorldCom -- PROPRIETARY
                 Not for use or disclosure outside MCI WorldCom
                         except under written agreement

                                  Schedule CC-A

     COUNTRY                                       RATE PER MINUTE
------------------------------------------------------------------
Comoros-Mayotte                                        [*****]
------------------------------------------------------------------
Congo                                                  [*****]
------------------------------------------------------------------
Cook islands                                           [*****]
------------------------------------------------------------------
Costa Rica                                             [*****]
------------------------------------------------------------------
Croatia                                                [*****]
------------------------------------------------------------------
Cuba                                                   [*****]
------------------------------------------------------------------
Cyprus                                                 [*****]
------------------------------------------------------------------
Czech Republic                                         [*****]
------------------------------------------------------------------
Denmark                                                [*****]
------------------------------------------------------------------
Diego Garcia                                           [*****]
------------------------------------------------------------------
Djibouti                                               [*****]
------------------------------------------------------------------
Dominica                                               [*****]
------------------------------------------------------------------
Dominican Republic                                     [*****]
------------------------------------------------------------------
Ecuador                                                [*****]
------------------------------------------------------------------
Egypt                                                  [*****]
------------------------------------------------------------------
El Salvador                                            [*****]
------------------------------------------------------------------
Equatorial Guinea                                      [*****]
------------------------------------------------------------------
Eritrea                                                [*****]
------------------------------------------------------------------
Estonia                                                [*****]
------------------------------------------------------------------
Ethiopia                                               [*****]
------------------------------------------------------------------
Falkland Islands                                       [*****]
------------------------------------------------------------------
Faroe Islands                                          [*****]
------------------------------------------------------------------
Fiji Islands                                           [*****]
------------------------------------------------------------------
Finland                                                [*****]
------------------------------------------------------------------
France                                                 [*****]
------------------------------------------------------------------
French Antilles                                        [*****]
------------------------------------------------------------------
French Guiana                                          [*****]
------------------------------------------------------------------
French Polynesia                                       [*****]
------------------------------------------------------------------
Gabon                                                  [*****]
------------------------------------------------------------------
Gambia                                                 [*****]
------------------------------------------------------------------
Georgia                                                [*****]
------------------------------------------------------------------
Germany                                                [*****]
------------------------------------------------------------------
Ghana                                                  [*****]
------------------------------------------------------------------
Gibraltar                                              [*****]
------------------------------------------------------------------
Greece                                                 [*****]
------------------------------------------------------------------
Greenland                                              [*****]
------------------------------------------------------------------
Grenada                                                [*****]
------------------------------------------------------------------
Guadeloupe                                             [*****]
------------------------------------------------------------------
Guam                                                   [*****]
------------------------------------------------------------------
Guatemala                                              [*****]
------------------------------------------------------------------
Guinea                                                 [*****]
------------------------------------------------------------------
Guinea Bissau                                          [*****]
------------------------------------------------------------------
Guyana                                                 [*****]
------------------------------------------------------------------
Haiti                                                  [*****]
------------------------------------------------------------------
Honduras                                               [*****]
------------------------------------------------------------------
Hong Kong                                              [*****]
------------------------------------------------------------------
Hungary                                                [*****]
------------------------------------------------------------------
Iceland                                                [*****]
------------------------------------------------------------------
India                                                  [*****]
------------------------------------------------------------------

                          MCI WorldCom -- PROPRIETARY
                 Not for use or disclosure outside MCI WorldCom
                         except under written agreement

                                  Schedule CC-A

     COUNTRY                                       RATE PER MINUTE
------------------------------------------------------------------
Indonesia                                              [*****]
------------------------------------------------------------------
Inmarsat Atlantic E                                    [*****]
------------------------------------------------------------------
Inmarsat Atlantic W                                    [*****]
------------------------------------------------------------------
Inmarsat Indian                                        [*****]
------------------------------------------------------------------
Inmarsat Pacific                                       [*****]
------------------------------------------------------------------
Iran                                                   [*****]
------------------------------------------------------------------
Iraq                                                   [*****]
------------------------------------------------------------------
Ireland                                                [*****]
------------------------------------------------------------------
Israel                                                 [*****]
------------------------------------------------------------------
Italy                                                  [*****]
------------------------------------------------------------------
Ivory Coast                                            [*****]
------------------------------------------------------------------
Jamaica                                                [*****]
------------------------------------------------------------------
Japan                                                  [*****]
------------------------------------------------------------------
Jordan                                                 [*****]
------------------------------------------------------------------
Kenya                                                  [*****]
------------------------------------------------------------------
Kiribati                                               [*****]
------------------------------------------------------------------
Korea (North)                                          [*****]
------------------------------------------------------------------
Korea (South)                                          [*****]
------------------------------------------------------------------
Kuwait                                                 [*****]
------------------------------------------------------------------
Kyrgyzstan                                             [*****]
------------------------------------------------------------------
Laos                                                   [*****]
------------------------------------------------------------------
Latvia                                                 [*****]
------------------------------------------------------------------
Lebanon                                                [*****]
------------------------------------------------------------------
Lesotho                                                [*****]
------------------------------------------------------------------
Liberia                                                [*****]
------------------------------------------------------------------
Libya                                                  [*****]
------------------------------------------------------------------
Liechtenstein                                          [*****]
------------------------------------------------------------------
Lithuania                                              [*****]
------------------------------------------------------------------
Luxembourg                                             [*****]
------------------------------------------------------------------
Macau                                                  [*****]
------------------------------------------------------------------
Macedonia                                              [*****]
------------------------------------------------------------------
Madagascar                                             [*****]
------------------------------------------------------------------
Malawi                                                 [*****]
------------------------------------------------------------------
Malaysia                                               [*****]
------------------------------------------------------------------
Maldives                                               [*****]
------------------------------------------------------------------
Mali                                                   [*****]
------------------------------------------------------------------
Malta                                                  [*****]
------------------------------------------------------------------
Marshall Islands                                       [*****]
------------------------------------------------------------------
Mauritania                                             [*****]
------------------------------------------------------------------
Mauritius                                              [*****]
------------------------------------------------------------------
Mexico                                                 [*****]
------------------------------------------------------------------
Micronesia                                             [*****]
------------------------------------------------------------------
Moldova                                                [*****]
------------------------------------------------------------------
Monaco                                                 [*****]
------------------------------------------------------------------
Mongolia                                               [*****]
------------------------------------------------------------------
Montserrat                                             [*****]
------------------------------------------------------------------
Morocco                                                [*****]
------------------------------------------------------------------
Mozambique                                             [*****]
------------------------------------------------------------------
Myanmar                                                [*****]
------------------------------------------------------------------

                          MCI WorldCom -- PROPRIETARY
                 Not for use or disclosure outside MCI WorldCom
                         except under written agreement

                                  Schedule CC-A

     COUNTRY                                       RATE PER MINUTE
------------------------------------------------------------------
Namibia                                                [*****]
------------------------------------------------------------------
Nauru                                                  [*****]
------------------------------------------------------------------
Nepal                                                  [*****]
------------------------------------------------------------------
Netherland Antilles                                    [*****]
------------------------------------------------------------------
Netherlands                                            [*****]
------------------------------------------------------------------
Nevis                                                  [*****]
------------------------------------------------------------------
New Caledonia                                          [*****]
------------------------------------------------------------------
New Zealand                                            [*****]
------------------------------------------------------------------
Nicaragua                                              [*****]
------------------------------------------------------------------
Niger                                                  [*****]
------------------------------------------------------------------
Nigeria                                                [*****]
------------------------------------------------------------------
Niue Island                                            [*****]
------------------------------------------------------------------
Norway                                                 [*****]
------------------------------------------------------------------
Oman                                                   [*****]
------------------------------------------------------------------
Pakistan                                               [*****]
------------------------------------------------------------------
Palau                                                  [*****]
------------------------------------------------------------------
Panama                                                 [*****]
------------------------------------------------------------------
Papua New Guinea                                       [*****]
------------------------------------------------------------------
Paraguay                                               [*****]
------------------------------------------------------------------
Peru                                                   [*****]
------------------------------------------------------------------
Philippines                                            [*****]
------------------------------------------------------------------
Poland                                                 [*****]
------------------------------------------------------------------
Portugal                                               [*****]
------------------------------------------------------------------
Qatar                                                  [*****]
------------------------------------------------------------------
Reunion Island                                         [*****]
------------------------------------------------------------------
Romania                                                [*****]
------------------------------------------------------------------
Russia                                                 [*****]
------------------------------------------------------------------
Rwanda                                                 [*****]
------------------------------------------------------------------
San Marino                                             [*****]
------------------------------------------------------------------
Sao Tome                                               [*****]
------------------------------------------------------------------
Saudi Arabia                                           [*****]
------------------------------------------------------------------
Senegal                                                [*****]
------------------------------------------------------------------
Seychelles                                             [*****]
------------------------------------------------------------------
Sierra Leone                                           [*****]
------------------------------------------------------------------
Singapore                                              [*****]
------------------------------------------------------------------
Slovakia                                               [*****]
------------------------------------------------------------------
Slovenia                                               [*****]
------------------------------------------------------------------
Solomon Islands                                        [*****]
------------------------------------------------------------------
Somalia                                                [*****]
------------------------------------------------------------------
South Africa                                           [*****]
------------------------------------------------------------------
Spain                                                  [*****]
------------------------------------------------------------------
Siapan                                                 [*****]
------------------------------------------------------------------
Sri Lanka                                              [*****]
------------------------------------------------------------------
St Helena                                              [*****]
------------------------------------------------------------------
St Kitts/Nevis                                         [*****]
------------------------------------------------------------------
St Lucia                                               [*****]
------------------------------------------------------------------
St Pierre/Miquelon                                     [*****]
------------------------------------------------------------------
St Vincent                                             [*****]
------------------------------------------------------------------
Sudan                                                  [*****]
------------------------------------------------------------------

                          MCI WorldCom -- PROPRIETARY
                 Not for use or disclosure outside MCI WorldCom
                         except under written agreement

                                  Schedule CC-A

     COUNTRY                                       RATE PER MINUTE
------------------------------------------------------------------
Suriname                                               [*****]
------------------------------------------------------------------
Swaziland                                              [*****]
------------------------------------------------------------------
Sweden                                                 [*****]
------------------------------------------------------------------
Switzerland                                            [*****]
------------------------------------------------------------------
Syria                                                  [*****]
------------------------------------------------------------------
Taiwan                                                 [*****]
------------------------------------------------------------------
Tanzania                                               [*****]
------------------------------------------------------------------
Thailand                                               [*****]
------------------------------------------------------------------
Togo                                                   [*****]
------------------------------------------------------------------
Tonga                                                  [*****]
------------------------------------------------------------------
Trinidad/Tobago                                        [*****]
------------------------------------------------------------------
Tunisia                                                [*****]
------------------------------------------------------------------
Turkey                                                 [*****]
------------------------------------------------------------------
Turkmenistan                                           [*****]
------------------------------------------------------------------
Turks/Caicos Islands                                   [*****]
------------------------------------------------------------------
Tuvalu                                                 [*****]
------------------------------------------------------------------
Uganda                                                 [*****]
------------------------------------------------------------------
Ukraine                                                [*****]
------------------------------------------------------------------
United Arab Emirates                                   [*****]
------------------------------------------------------------------
United Kingdom                                         [*****]
------------------------------------------------------------------
Uruguay                                                [*****]
------------------------------------------------------------------
Uzbekistan                                             [*****]
------------------------------------------------------------------
Vanuatu                                                [*****]
------------------------------------------------------------------
Vatican City (Italy)                                   [*****]
------------------------------------------------------------------
Venezuela                                              [*****]
------------------------------------------------------------------
Vietnam                                                [*****]
------------------------------------------------------------------
WaIlis/Futuna                                          [*****]
------------------------------------------------------------------
Western Samoa                                          [*****]
------------------------------------------------------------------
Yemen                                                  [*****]
------------------------------------------------------------------
Yugoslavia                                             [*****]
------------------------------------------------------------------
Zaire                                                  [*****]
------------------------------------------------------------------
Zambia                                                 [*****]
------------------------------------------------------------------
Zimbabwe                                               [*****]
------------------------------------------------------------------

                          MCI WorldCom -- PROPRIETARY
                 Not for use or disclosure outside MCI WorldCom
                         except under written agreement

                                  Schedule CC-B

                CALLING CARD INTERNATIONAL ORIGINATION RATE
                            INTERNATIONAL TO US

COUNTRY                                                    RATE PER MINUTE
--------------------------------------------------------------------------
American Samoa                                                 [*****]
--------------------------------------------------------------------------
Angilla                                                        [*****]
--------------------------------------------------------------------------
Antigua                                                        [*****]
--------------------------------------------------------------------------
Argentina                                                      [*****]
--------------------------------------------------------------------------
Armenia                                                        [*****]
--------------------------------------------------------------------------
Aruba                                                          [*****]
--------------------------------------------------------------------------
Australia                                                      [*****]
--------------------------------------------------------------------------
Austria                                                        [*****]
--------------------------------------------------------------------------
Bahamas                                                        [*****]
--------------------------------------------------------------------------
Bahrain                                                        [*****]
--------------------------------------------------------------------------
Bangladesh                                                     [*****]
--------------------------------------------------------------------------
Barbados                                                       [*****]
--------------------------------------------------------------------------
Belarus                                                        [*****]
--------------------------------------------------------------------------
Belgium                                                        [*****]
--------------------------------------------------------------------------
Belize                                                         [*****]
--------------------------------------------------------------------------
Bermuda                                                        [*****]
--------------------------------------------------------------------------
Bolivia                                                        [*****]
--------------------------------------------------------------------------
Br Virgin Islands                                              [*****]
--------------------------------------------------------------------------
Brazil                                                         [*****]
--------------------------------------------------------------------------
Brunei                                                         [*****]
--------------------------------------------------------------------------
Bulgaria                                                       [*****]
--------------------------------------------------------------------------
Canada                                                         [*****]
--------------------------------------------------------------------------
Cayman Islands                                                 [*****]
--------------------------------------------------------------------------
Chile                                                          [*****]
--------------------------------------------------------------------------
China                                                          [*****]
--------------------------------------------------------------------------
Colombia                                                       [*****]
--------------------------------------------------------------------------
Cook Islands                                                   [*****]
--------------------------------------------------------------------------
Costa Rica                                                     [*****]
--------------------------------------------------------------------------
Croatia                                                        [*****]
--------------------------------------------------------------------------
Cyprus                                                         [*****]
--------------------------------------------------------------------------
Czech Republic                                                 [*****]
--------------------------------------------------------------------------
Denmark                                                        [*****]
--------------------------------------------------------------------------
Dominica                                                       [*****]
--------------------------------------------------------------------------
Dominican Republic                                             [*****]
--------------------------------------------------------------------------
Ecuador                                                        [*****]
--------------------------------------------------------------------------
Egypt                                                          [*****]
--------------------------------------------------------------------------
El Salvador                                                    [*****]
--------------------------------------------------------------------------
Estonia                                                        [*****]
--------------------------------------------------------------------------
Fiji Islands                                                   [*****]
--------------------------------------------------------------------------
Finland                                                        [*****]
--------------------------------------------------------------------------
France                                                         [*****]
--------------------------------------------------------------------------
French Antilles                                                [*****]
--------------------------------------------------------------------------
French Guiana                                                  [*****]
--------------------------------------------------------------------------
Gabon                                                          [*****]
--------------------------------------------------------------------------

                          MCI WorldCom -- PROPRIETARY
                 Not for use or disclosure outside MCI WorldCom
                         except under written agreement

                                  Schedule CC-B

COUNTRY                                                    RATE PER MINUTE
--------------------------------------------------------------------------
Gambia                                                         [*****]
--------------------------------------------------------------------------
Georgia                                                        [*****]
--------------------------------------------------------------------------
Germany                                                        [*****]
--------------------------------------------------------------------------
Ghana                                                          [*****]
--------------------------------------------------------------------------
Greece                                                         [*****]
--------------------------------------------------------------------------
Grenada                                                        [*****]
--------------------------------------------------------------------------
Guatemala                                                      [*****]
--------------------------------------------------------------------------
Guyana                                                         [*****]
--------------------------------------------------------------------------
Haiti                                                          [*****]
--------------------------------------------------------------------------
Honduras                                                       [*****]
--------------------------------------------------------------------------
Hong Kong                                                      [*****]
--------------------------------------------------------------------------
Hungary                                                        [*****]
--------------------------------------------------------------------------
Iceland                                                        [*****]
--------------------------------------------------------------------------
India-                                                         [*****]
--------------------------------------------------------------------------
Indonesia                                                      [*****]
--------------------------------------------------------------------------
Iran                                                           [*****]
--------------------------------------------------------------------------
Ireland                                                        [*****]
--------------------------------------------------------------------------
Israel                                                         [*****]
--------------------------------------------------------------------------
Italy                                                          [*****]
--------------------------------------------------------------------------
Ivory Coast                                                    [*****]
--------------------------------------------------------------------------
Jamaica                                                        [*****]
--------------------------------------------------------------------------
Japan                                                          [*****]
--------------------------------------------------------------------------
Jordan                                                         [*****]
--------------------------------------------------------------------------
Kazakhstan                                                     [*****]
--------------------------------------------------------------------------
Kenya                                                          [*****]
--------------------------------------------------------------------------
Korea (South)                                                  [*****]
--------------------------------------------------------------------------
Kuwait                                                         [*****]
--------------------------------------------------------------------------
Latvia                                                         [*****]
--------------------------------------------------------------------------
Lebanon                                                        [*****]
--------------------------------------------------------------------------
Liberia                                                        [*****]
--------------------------------------------------------------------------
Liechtenstein                                                  [*****]
--------------------------------------------------------------------------
Luxembourg                                                     [*****]
--------------------------------------------------------------------------
Macao                                                          [*****]
--------------------------------------------------------------------------
Macedonia                                                      [*****]
--------------------------------------------------------------------------
Malaysia                                                       [*****]
--------------------------------------------------------------------------
Malta                                                          [*****]
--------------------------------------------------------------------------
Marshall islands                                               [*****]
--------------------------------------------------------------------------
Mexico                                                         [*****]
--------------------------------------------------------------------------
Micronesia                                                     [*****]
--------------------------------------------------------------------------
Monaco                                                         [*****]
--------------------------------------------------------------------------
Montserrat                                                     [*****]
--------------------------------------------------------------------------
Morocco                                                        [*****]
--------------------------------------------------------------------------
Netherland Antilles                                            [*****]
--------------------------------------------------------------------------
Netherlands                                                    [*****]
--------------------------------------------------------------------------
New Zealand                                                    [*****]
--------------------------------------------------------------------------
Nicaragua                                                      [*****]
--------------------------------------------------------------------------
Norway                                                         [*****]
--------------------------------------------------------------------------
Pakistan                                                       [*****]
--------------------------------------------------------------------------
Panama                                                         [*****]
--------------------------------------------------------------------------

                          MCI WorldCom -- PROPRIETARY
                 Not for use or disclosure outside MCI WorldCom
                         except under written agreement

                                  Schedule CC-B

    COUNTRY                                                RATE PER MINUTE
--------------------------------------------------------------------------
Papa New Guinea                                                [*****]
--------------------------------------------------------------------------
Paraguay                                                       [*****]
--------------------------------------------------------------------------
Peru                                                           [*****]
--------------------------------------------------------------------------
Philippines                                                    [*****]
--------------------------------------------------------------------------
Poland                                                         [*****]
--------------------------------------------------------------------------
Portugal                                                       [*****]
--------------------------------------------------------------------------
Qatar                                                          [*****]
--------------------------------------------------------------------------
Romania                                                        [*****]
--------------------------------------------------------------------------
Russia                                                         [*****]
--------------------------------------------------------------------------
San Marino                                                     [*****]
--------------------------------------------------------------------------
Saudi Arabia                                                   [*****]
--------------------------------------------------------------------------
Senegal                                                        [*****]
--------------------------------------------------------------------------
Singapore                                                      [*****]
--------------------------------------------------------------------------
Slovakia                                                       [*****]
--------------------------------------------------------------------------
Slovenia                                                       [*****]
--------------------------------------------------------------------------
Solomon Islands                                                [*****]
--------------------------------------------------------------------------
South Africa                                                   [*****]
--------------------------------------------------------------------------
Spain                                                          [*****]
--------------------------------------------------------------------------
Sri Lanka                                                      [*****]
--------------------------------------------------------------------------
St Kitts/Nevis                                                 [*****]
--------------------------------------------------------------------------
St Vincent                                                     [*****]
--------------------------------------------------------------------------
St. Lucia                                                      [*****]
--------------------------------------------------------------------------
SWEDEN                                                         [*****]
--------------------------------------------------------------------------
Switzerland                                                    [*****]
--------------------------------------------------------------------------
Syria                                                          [*****]
--------------------------------------------------------------------------
Taiwan                                                         [*****]
--------------------------------------------------------------------------
Thailand                                                       [*****]
--------------------------------------------------------------------------
Trinidad/Tobago                                                [*****]
--------------------------------------------------------------------------
Turkey                                                         [*****]
--------------------------------------------------------------------------
Turks and CAICOS                                               [*****]
--------------------------------------------------------------------------
Uganda                                                         [*****]
--------------------------------------------------------------------------
Ukraine                                                        [*****]
--------------------------------------------------------------------------
United Arab Emirates                                           [*****]
--------------------------------------------------------------------------
United Kingdom                                                 [*****]
--------------------------------------------------------------------------
Uruguay                                                        [*****]
--------------------------------------------------------------------------
Uzbekistan                                                     [*****]
--------------------------------------------------------------------------
Vatican City                                                   [*****]
--------------------------------------------------------------------------
Venezuela                                                      [*****]
--------------------------------------------------------------------------
Vietnam                                                        [*****]
--------------------------------------------------------------------------
Yemen                                                          [*****]
--------------------------------------------------------------------------
Zambia                                                         [*****]
--------------------------------------------------------------------------

                          MCI WorldCom -- PROPRIETARY
                 Not for use or disclosure outside MCI WorldCom
                         except under written agreement

                                  SCHEDULE CL-A

                      CLASSIC MILLENNIUM SUPERSAVER LATA'S

CITY                        LATA
--------------------------------
Boston                      128
--------------------------------
Atlantic Coast              220
--------------------------------
Mercerville                 222
--------------------------------
Pittsburgh                  234
--------------------------------
Baltimore                   238
--------------------------------
Culpeper                    246
--------------------------------
Richmond                    248
--------------------------------
Lynchburg                   250
--------------------------------
Norfolk                     252
--------------------------------
Cleveland                   320
--------------------------------
Columbus                    324
--------------------------------
Akron                       325
--------------------------------
Evansville                  330
--------------------------------
Indianapolis                336
--------------------------------
Detroit                     340
--------------------------------
Milwaukee                   356
--------------------------------
Springfield                 374
--------------------------------
Charlotte                   422
--------------------------------
Greensboro                  424
--------------------------------
Greenville                  430
--------------------------------
Savannah                    440
--------------------------------
Albany                      444
--------------------------------
Macon                       446
--------------------------------
Pensacola                   448
--------------------------------
Jacksonville                452
--------------------------------
Daytona Beach               456
--------------------------------
Orlando                     458
--------------------------------
Louisville                  462
--------------------------------
Memphis                     468
--------------------------------
Nashville                   470
--------------------------------
Chattanooga                 472
--------------------------------
Knoxville                   474
--------------------------------
Birmingham                  476
--------------------------------
Huntsville                  477
--------------------------------
Mobile                      480
--------------------------------
Biloxi                      484
--------------------------------
New Orleans                 490
--------------------------------
Baton Rouge                 492
--------------------------------
Springfield                 522
--------------------------------
Kansas City                 524
--------------------------------
Little Rock                 528
--------------------------------
Wichita                     532
--------------------------------
Oklahoma City               536
--------------------------------
Tulsa                       538
--------------------------------
El Paso                     540
--------------------------------
Dallas                      552
--------------------------------
Longview                    554
--------------------------------
Austin                      558
--------------------------------
Beaumont                    562
--------------------------------
Corpus Christi              564
--------------------------------
San Antonio                 566
--------------------------------
Brownsville                 568
--------------------------------
Minneapolis                 628
--------------------------------
Des Moines                  632
--------------------------------
Davenport                   634
--------------------------------
Cedar Rapids                635
--------------------------------
South Dakota                640
--------------------------------
Omaha                       644
--------------------------------
Idaho                       652
--------------------------------
Utah                        660
--------------------------------
Tucson                      668
--------------------------------
Portland                    672
--------------------------------
Seattle                     674
--------------------------------
Reno                        720
--------------------------------
Chico                       724
--------------------------------
Sacramento                  726
--------------------------------
Monterey                    736
--------------------------------
Stockton                    738
--------------------------------
San Luis Obispo             740
--------------------------------
Connecticut                 920
--------------------------------
Cincinnati                  922
--------------------------------
Fayetteville                949
--------------------------------
Tampa                       952
--------------------------------
Tallahassee                 953
--------------------------------
Palm Springs                973
--------------------------------
Rochester                   974
--------------------------------

                                  SCHEDULE CL-B
                        CLASSIC MILLENNIUM PREMIUM LATA'S

CITY                                          LATA
--------------------------------------------------
New York                                       132
Newark                                         224
Philadelphia                                   228
Washington D.C.                                236
Chicago                                        358
Atlanta                                        438
Miami                                          460
St. Louis                                      520
Houston                                        560
Denver                                         656
Phoenix                                        666
Las Vegas                                      721
San Francisco                                  722
Los Angeles                                    730
San Diego                                      732
--------------------------------------------------

                                  SCHEDULE CL-C
                     CLASSIC MILLENNIUM INTERNATIONAL RATES

                                  END USER DED.                                    SWITCHLESS 1+
          COUNTRY                   1+/TERM               SWITCHLESS 1+            FROM HAWAII
          -------                   -------               -------------            -----------
AFGHANISTAN                         [*****]                  [*****]                  [*****]
ALBANIA                             [*****]                  [*****]                  [*****]
ALGERIA                             [*****]                  [*****]                  [*****]
AMERICAN SAMOA                      [*****]                  [*****]                  [*****]
ANDORRA                             [*****]                  [*****]                  [*****]
ANGOLA                              [*****]                  [*****]                  [*****]
ANGUILLA                            [*****]                  [*****]                  [*****]
ANTARCTICA                          [*****]                  [*****]                  [*****]
ANTARCTICA - SCOTT BASE             [*****]                  [*****]                  [*****]
ANTIGUA & BARBUDA                   [*****]                  [*****]                  [*****]
ARGENTINA-LAND LINE                 [*****]                  [*****]                  [*****]
ARGENTINA-MOBILE                    [*****]                  [*****]                  [*****]
ARGENTINA - BUENOS AIRES            [*****]                  [*****]                  [*****]
ARMENIA                             [*****]                  [*****]                  [*****]
ARUBA                               [*****]                  [*****]                  [*****]
ASCENSION ISLAND                    [*****]                  [*****]                  [*****]
AUSTRALIA - LAND LINE               [*****]                  [*****]                  [*****]
AUSTRALIA-MOBILE                    [*****]                  [*****]                  [*****]
AUSTRALIA-MELBOURNE                 [*****]                  [*****]                  [*****]
AUSTRALIA-SYDNEY                    [*****]                  [*****]                  [*****]
AUSTRIA-LAND LINE                   [*****]                  [*****]                  [*****]
AUSTRIA-MOBILE                      [*****]                  [*****]                  [*****]
AUSTRIA-VIENNA                      [*****]                  [*****]                  [*****]
AZERBAIJAN                          [*****]                  [*****]                  [*****]
BAHAMAS                             [*****]                  [*****]                  [*****]
BAHRAIN                             [*****]                  [*****]                  [*****]
BANGLADESH                          [*****]                  [*****]                  [*****]
BANGLADESH-DHAKA                    [*****]                  [*****]                  [*****]
BARBADOS                            [*****]                  [*****]                  [*****]
BELARUS                             [*****]                  [*****]                  [*****]
BELGIUM - LAND LINE                 [*****]                  [*****]                  [*****]
BELGIUM-MOBILE                      [*****]                  [*****]                  [*****]
BELGIUM-BRUSSELS                    [*****]                  [*****]                  [*****]
BELIZE                              [*****]                  [*****]                  [*****]
BENIN                               [*****]                  [*****]                  [*****]
BERMUDA                             [*****]                  [*****]                  [*****]
BHUTAN                              [*****]                  [*****]                  [*****]
BOLIVIA-LAND LINE                   [*****]                  [*****]                  [*****]
BOLIVIA-MOBILE                      [*****]                  [*****]                  [*****]
BOLIVIA-SANTA CRUZ                  [*****]                  [*****]                  [*****]
BOSNIA & HERZEGOVINA                [*****]                  [*****]                  [*****]
BOTSWANA                            [*****]                  [*****]                  [*****]
BRAZIL-LAND LINE                    [*****]                  [*****]                  [*****]
BRAZIL-MOBILE                       [*****]                  [*****]                  [*****]
BRAZIL - BELO HORIZONTE             [*****]                  [*****]                  [*****]
BRAZIL - RIO DE JANEIRO             [*****]                  [*****]                  [*****]
BRAZIL - SAO PAULO                  [*****]                  [*****]                  [*****]
BRITISH VIRGIN ISLANDS              [*****]                  [*****]                  [*****]
BRUNEI                              [*****]                  [*****]                  [*****]
BULGARIA                            [*****]                  [*****]                  [*****]
BURKINA FASO                        [*****]                  [*****]                  [*****]
BURUNDI                             [*****]                  [*****]                  [*****]
CAMBODIA                            [*****]                  [*****]                  [*****]
CAMEROON                            [*****]                  [*****]                  [*****]
CAPE VERDE ISLANDS                  [*****]                  [*****]                  [*****]
CAYMAN ISLANDS                      [*****]                  [*****]                  [*****]

                                                                     Page 1 to 6

                                  SCHEDULE CL-C
                     CLASSIC MILLENNIUM INTERNATIONAL RATES

                                  END USER DED.                                    SWITCHLESS 1+
          COUNTRY                   1+/TERM               SWITCHLESS 1+            FROM HAWAII
          -------                   -------               -------------            -----------

CENTRAL AFRICAN REPUBLIC            [*****]                   [*****]                 [*****]
CHAD                                [*****]                   [*****]                 [*****]
CHILE-LAND LINE                     [*****]                   [*****]                 [*****]
CHILE-MOBILE                        [*****]                   [*****]                 [*****]
CHINA-LAND LINE                     [*****]                   [*****]                 [*****]
CHINA-MOBILE                        [*****]                   [*****]                 [*****]
CHINA-BEIJING                       [*****]                   [*****]                 [*****]
CHINA-SHANGHAI                      [*****]                   [*****]                 [*****]
CHRISTMAS & COCOS ISLANDS           [*****]                   [*****]                 [*****]
COLOMBIA-LAND LINE                  [*****]                   [*****]                 [*****]
COLOMBIA-MOBILE                     [*****]                   [*****]                 [*****]
COLOMBIA - BARANQUILLA              [*****]                   [*****]                 [*****]
COLOMBIA - BOGOTA                   [*****]                   [*****]                 [*****]
COLOMBIA - CALI                     [*****]                   [*****]                 [*****]
COLOMBIA- MEDELLIN                  [*****]                   [*****]                 [*****]
COMOROS                             [*****]                   [*****]                 [*****]
CONGO                               [*****]                   [*****]                 [*****]
COOK ISLANDS                        [*****]                   [*****]                 [*****]
COSTA RICA-LAND LINE                [*****]                   [*****]                 [*****]
COSTA RICA-MOBILE                   [*****]                   [*****]                 [*****]
CROATIA                             [*****]                   [*****]                 [*****]
CUBA                                [*****]                   [*****]                 [*****]
CYPRUS-LAND LINE                    [*****]                   [*****]                 [*****]
CYPRUS-MOBILE                       [*****]                   [*****]                 [*****]
CZECH REPUBLIC                      [*****]                   [*****]                 [*****]
DENMARK-LAND LINE                   [*****]                   [*****]                 [*****]
DENMARK-MOBILE                      [*****]                   [*****]                 [*****]
DIEGO GARCIA                        [*****]                   [*****]                 [*****]
DJIBOUTI                            [*****]                   [*****]                 [*****]
DOMINICA                            [*****]                   [*****]                 [*****]
DOMINICAN REPUBLIC                  [*****]                   [*****]                 [*****]
ECUADOR-LAND LINE                   [*****]                   [*****]                 [*****]
ECUADOR-MOBILE                      [*****]                   [*****]                 [*****]
ECUADOR-GUAYAQUIL                   [*****]                   [*****]                 [*****]
ECUADOR-QUITO                       [*****]                   [*****]                 [*****]
EGYPT-LAND LINE                     [*****]                   [*****]                 [*****]
EGYPT-MOBILE                        [*****]                   [*****]                 [*****]
EGYPT-CAIRO                         [*****]                   [*****]                 [*****]
EL SALVADOR                         [*****]                   [*****]                 [*****]
EQUATORIAL GUINEA                   [*****]                   [*****]                 [*****]
ERITREA                             [*****]                   [*****]                 [*****]
ESTONIA                             [*****]                   [*****]                 [*****]
ETHIOPIA                            [*****]                   [*****]                 [*****]
FALKLAND ISLANDS                    [*****]                   [*****]                 [*****]
FAROE ISLANDS                       [*****]                   [*****]                 [*****]
FIJI ISLANDS                        [*****]                   [*****]                 [*****]
FINLAND                             [*****]                   [*****]                 [*****]
FINLAND-HELSINKI                    [*****]                   [*****]                 [*****]
FRANCE - LAND LINE                  [*****]                   [*****]                 [*****]
FRANCE-MOBILE                       [*****]                   [*****]                 [*****]
FRANCE-PARIS                        [*****]                   [*****]                 [*****]
FRENCH ANTILLES                     [*****]                   [*****]                 [*****]
FRENCH GUIANA                       [*****]                   [*****]                 [*****]
FRENCH POLYNESIA                    [*****]                   [*****]                 [*****]
GABON                               [*****]                   [*****]                 [*****]
GAMBIA                              [*****]                   [*****]                 [*****]

                                  SCHEDULE CL-C
                     CLASSIC MILLENNIUM INTERNATIONAL RATES

                                  END USER DED.                                    SWITCHLESS 1+
          COUNTRY                   1+/TERM               SWITCHLESS 1+            FROM HAWAII
          -------                   -------               -------------            -----------
GEORGIA                              [*****]                  [*****]                [*****]
GERMANY - LAND LINE                  [*****]                  [*****]                [*****]
GERMANY-MOBILE                       [*****]                  [*****]                [*****]
GERMANY-BERLIN                       [*****]                  [*****]                [*****]
GHANA                                [*****]                  [*****]                [*****]
GIBRALTAR                            [*****]                  [*****]                [*****]
GREECE-LAND LINE                     [*****]                  [*****]                [*****]
GREECE-MOBILE                        [*****]                  [*****]                [*****]
GREECE-ATHENS                        [*****]                  [*****]                [*****]
GREENLAND                            [*****]                  [*****]                [*****]
GRENADA                              [*****]                  [*****]                [*****]
GUADELOUPE                           [*****]                  [*****]                [*****]
GUANTANAMO BAY                       [*****]                  [*****]                [*****]
GUATEMALA-LAND LINE                  [*****]                  [*****]                [*****]
GUATEMALA-MOBILE                     [*****]                  [*****]                [*****]
GUINEA                               [*****]                  [*****]                [*****]
GUINEA BJSSAU                        [*****]                  [*****]                [*****]
GUYANA                               [*****]                  [*****]                [*****]
HAITI                                [*****]                  [*****]                [*****]
HONDURAS                             [*****]                  [*****]                [*****]
HONG KONG - LAND LINE                [*****]                  [*****]                [*****]
HONG KONG-MOBILE                     [*****]                  [*****]                [*****]
HUNGARY                              [*****]                  [*****]                [*****]
ICELAND-LAND LINE                    [*****]                  [*****]                [*****]
ICELAND-MOBILE                       [*****]                  [*****]                [*****]
INDIA-LAND LINE                      [*****]                  [*****]                [*****]
INDIA-MOBILE                         [*****]                  [*****]                [*****]
INDIA-BANGLALORE                     [*****]                  [*****]                [*****]
INDIA-BOMBAY                         [*****]                  [*****]                [*****]
INDIA-CALCUTTA                       [*****]                  [*****]                [*****]
INDIA-HYDERABAD                      [*****]                  [*****]                [*****]
INDIA-MADRAS                         [*****]                  [*****]                [*****]
INDIA-NEW DELHI                      [*****]                  [*****]                [*****]
INDIA-PRUNE                          [*****]                  [*****]                [*****]
INDONESIA-LAND LINE                  [*****]                  [*****]                [*****]
INDONESIA-MOBILE                     [*****]                  [*****]                [*****]
INDONESIA-JAKARTA                    [*****]                  [*****]                [*****]
IRAN                                 [*****]                  [*****]                [*****]
IRAQ                                 [*****]                  [*****]                [*****]
IRELAND-LAND LINE                    [*****]                  [*****]                [*****]
IRELAND-MOBILE                       [*****]                  [*****]                [*****]
IRELAND-DUBLIN                       [*****]                  [*****]                [*****]
IRIDIUM                              [*****]                  [*****]                [*****]
ISRAEL-LAND LINE                     [*****]                  [*****]                [*****]
ISRAEL-MOBILE                        [*****]                  [*****]                [*****]
ITALY - LAND LINE                    [*****]                  [*****]                [*****]
ITALY-MOBILE                         [*****]                  [*****]                [*****]
IVORY COAST                          [*****]                  [*****]                [*****]
JAMAICA                              [*****]                  [*****]                [*****]
JAPAN - LAND LINE                    [*****]                  [*****]                [*****]
JAPAN-MOBILE                         [*****]                  [*****]                [*****]
JAPAN - NAGOYA                       [*****]                  [*****]                [*****]
JAPAN - OSAKA                        [*****]                  [*****]                [*****]
JAPAN - TOKYO                        [*****]                  [*****]                [*****]
JAPAN-YOKOHAMA                       [*****]                  [*****]                [*****]
JORDAN                               [*****]                  [*****]                [*****]

                                  SCHEDULE CL-C
                     CLASSIC MILLENNIUM INTERNATIONAL RATES

                                  END USER DED.                                    SWITCHLESS 1+
          COUNTRY                   1+/TERM               SWITCHLESS 1+            FROM HAWAII
          -------                   -------               -------------            -----------
KAZAKHSTAN                           [*****]                  [*****]                 [*****]
KENYA                                [*****]                  [*****]                 [*****]
KIRIBATI                             [*****]                  [*****]                 [*****]
KUWAIT-LAND LINE                     [*****]                  [*****]                 [*****]
KUWAIT-MOBILE                        [*****]                  [*****]                 [*****]
KYRGYZSTAN                           [*****]                  [*****]                 [*****]
LAOS                                 [*****]                  [*****]                 [*****]
LATVIA                               [*****]                  [*****]                 [*****]
LEBANON-LAND LINE                    [*****]                  [*****]                 [*****]
LEBANON-MOBILE                       [*****]                  [*****]                 [*****]
LESOTHO                              [*****]                  [*****]                 [*****]
LIBERIA                              [*****]                  [*****]                 [*****]
LIBYA                                [*****]                  [*****]                 [*****]
LIECHTENSTEIN                        [*****]                  [*****]                 [*****]
LITHUANIA                            [*****]                  [*****]                 [*****]
LUXEMBOURG-LAND LINE                 [*****]                  [*****]                 [*****]
LUXEMBOURG-MOBILE                    [*****]                  [*****]                 [*****]
MACAO                                [*****]                  [*****]                 [*****]
MACEDONIA                            [*****]                  [*****]                 [*****]
MADAGASCAR-LAND LINE                 [*****]                  [*****]                 [*****]
MADAGASCAR-MOBILE                    [*****]                  [*****]                 [*****]
MALAWI                               [*****]                  [*****]                 [*****]
MALAYSIA-LAND LINE                   [*****]                  [*****]                 [*****]
MALAYSIA-MOBILE                      [*****]                  [*****]                 [*****]
MALAYSIA-KUALA LUMPUR                [*****]                  [*****]                 [*****]
MALDIVES                             [*****]                  [*****]                 [*****]
MALI REPUBLIC                        [*****]                  [*****]                 [*****]
MALTA                                [*****]                  [*****]                 [*****]
MARISAT - ATLANTIC OCEAN             [*****]                  [*****]                 [*****]
MARISAT - INDIAN OCEAN               [*****]                  [*****]                 [*****]
MARISAT - PACIFIC OCEAN              [*****]                  [*****]                 [*****]
MARISAT - WEST ATLANTIC              [*****]                  [*****]                 [*****]
MARSHALL ISLANDS                     [*****]                  [*****]                 [*****]
MAURITANIA                           [*****]                  [*****]                 [*****]
MAURITIUS                            [*****]                  [*****]                 [*****]
MAYOTTE ISLAND                       [*****]                  [*****]                 [*****]
MICRONESIA                           [*****]                  [*****]                 [*****]
MOLDOVA                              [*****]                  [*****]                 [*****]
MONACO                               [*****]                  [*****]                 [*****]
MONGOLIA                             [*****]                  [*****]                 [*****]
MONTSERRAT                           [*****]                  [*****]                 [*****]
MOROCCO                              [*****]                  [*****]                 [*****]
MOZAMBIQUE                           [*****]                  [*****]                 [*****]
MYANMAR-BURMA                        [*****]                  [*****]                 [*****]
NIAKHODKA                            [*****]                  [*****]                 [*****]
NAMIBIA                              [*****]                  [*****]                 [*****]
NAURU                                [*****]                  [*****]                 [*****]
NEPAL                                [*****]                  [*****]                 [*****]
NETHERLANDS - LAND LINE              [*****]                  [*****]                 [*****]
NETHERLANDS-MOBILE                   [*****]                  [*****]                 [*****]
NETHERLANDS ANTILLES                 [*****]                  [*****]                 [*****]
NEW CALEDONIA                        [*****]                  [*****]                 [*****]
NEW ZEALAND-LAND LINE                [*****]                  [*****]                 [*****]
NEW ZEALAND-MOBILE                   [*****]                  [*****]                 [*****]
NEW ZEALAND-AUCKLAND                 [*****]                  [*****]                 [*****]
NICARAGUA                            [*****]                  [*****]                 [*****]

                                  SCHEDULE CL-C
                     CLASSIC MILLENNIUM INTERNATIONAL RATES

                                  END USER DED.                                    SWITCHLESS 1+
          COUNTRY                   1+/TERM               SWITCHLESS 1+            FROM HAWAII
          -------                   -------               -------------            -----------
NIGER                                [*****]                  [*****]                 [*****]
NIGERIA                              [*****]                  [*****]                 [*****]
NIUE ISLAND                          [*****]                  [*****]                 [*****]
NORFOLK ISLAND                       [*****]                  [*****]                 [*****]
NORTH KOREA                          [*****]                  [*****]                 [*****]
NORWAY-LAND LINE                     [*****]                  [*****]                 [*****]
NORWAY-MOBILE                        [*****]                  [*****]                 [*****]
OMAN                                 [*****]                  [*****]                 [*****]
PAKISTAN-LAND LINE                   [*****]                  [*****]                 [*****]
PAKISTAN-MOBILE                      [*****]                  [*****]                 [*****]
PAKISTAN-KARACHI                     [*****]                  [*****]                 [*****]
PALAU                                [*****]                  [*****]                 [*****]
PANAMA-LAND LINE                     [*****]                  [*****]                 [*****]
PANAMA-MOBILE                        [*****]                  [*****]                 [*****]
PAPUA NEW GUINEA                     [*****]                  [*****]                 [*****]
PARAGUAY                             [*****]                  [*****]                 [*****]
PERU LAND LINE                       [*****]                  [*****]                 [*****]
PERU-MOBILE                          [*****]                  [*****]                 [*****]
PERU-LIMA                            [*****]                  [*****]                 [*****]
PHILIPPINES-LAND LINE                [*****]                  [*****]                 [*****]
PHILIPPINES-MOBILE                   [*****]                  [*****]                 [*****]
PHILIPPINES-MANILA                   [*****]                  [*****]                 [*****]
POLAND-LAND LINE                     [*****]                  [*****]                 [*****]
POLAND-MOBILE                        [*****]                  [*****]                 [*****]
PORTUGAL-LAND LINE                   [*****]                  [*****]                 [*****]
PORTUGAL-MOBILE                      [*****]                  [*****]                 [*****]
QATAR                                [*****]                  [*****]                 [*****]
REUNION ISLAND                       [*****]                  [*****]                 [*****]
ROMANIA                              [*****]                  [*****]                 [*****]
RUSSIA                               [*****]                  [*****]                 [*****]
RUSSIA-MOSCOW                        [*****]                  [*****]                 [*****]
RUSSIA-OVERLAY                       [*****]                  [*****]                 [*****]
RUSSIA - ST PETERSBURG               [*****]                  [*****]                 [*****]
RWANDA                               [*****]                  [*****]                 [*****]
SAKHALIN                             [*****]                  [*****]                 [*****]
SAN MARINO                           [*****]                  [*****]                 [*****]
SAO TOME                             [*****]                  [*****]                 [*****]
SAUDI ARABIA                         [*****]                  [*****]                 [*****]
SENEGAL                              [*****]                  [*****]                 [*****]
SEYCHELLES                           [*****]                  [*****]                 [*****]
SIERRA LEONE                         [*****]                  [*****]                 [*****]
SINGAPORE-LAND LINE                  [*****]                  [*****]                 [*****]
SINGAPORE-MOBILE                     [*****]                  [*****]                 [*****]
SLOVAKIA                             [*****]                  [*****]                 [*****]
SLOVENIA - LAND LINE                 [*****]                  [*****]                 [*****]
SLOVENIA-MOBILE                      [*****]                  [*****]                 [*****]
SOLOMON ISLANDS                      [*****]                  [*****]                 [*****]
SOMALIA                              [*****]                  [*****]                 [*****]
SOUTH AFRICA-LAND LINE               [*****]                  [*****]                 [*****]
SOUTH AFRICA-MOBILE                  [*****]                  [*****]                 [*****]
SOUTH AFRICA-JOHANNESBURG            [*****]                  [*****]                 [*****]
SOUTH KOREA-LAND LINE                [*****]                  [*****]                 [*****]
SOUTH KOREA-MOBILE                   [*****]                  [*****]                 [*****]
SOUTH KOREA-SEOUL                    [*****]                  [*****]                 [*****]
SPAIN - LAND LINE                    [*****]                  [*****]                 [*****]
SPAIN-MOBILE                         [*****]                  [*****]                 [*****]

                                  SCHEDULE CL-C
                     CLASSIC MILLENNIUM INTERNATIONAL RATES

                                  END USER DED.                                    SWITCHLESS 1+
          COUNTRY                   1+/TERM               SWITCHLESS 1+            FROM HAWAII
          -------                   -------               -------------            -----------
SRI LANKA                            [*****]                  [*****]                 [*****]
ST HELENA                            [*****]                  [*****]                 [*****]
ST KITTS                             [*****]                  [*****]                 [*****]
ST LUCIA                             [*****]                  [*****]                 [*****]
ST PIERRE & MIQUELON                 [*****]                  [*****]                 [*****]
ST VINCENT & GRENADINES              [*****]                  [*****]                 [*****]
SUDAN                                [*****]                  [*****]                 [*****]
SURINAME                             [*****]                  [*****]                 [*****]
SWAZILAND                            [*****]                  [*****]                 [*****]
SWEDEN - LAND LINE                   [*****]                  [*****]                 [*****]
SWEDEN-MOBILE                        [*****]                  [*****]                 [*****]
SWEDEN-STOCKHOLM                     [*****]                  [*****]                 [*****]
SWITZERLAND - LAND LINE              [*****]                  [*****]                 [*****]
SWITZERLAND-MOBILE                   [*****]                  [*****]                 [*****]
SYRIA                                [*****]                  [*****]                 [*****]
TAIWAN-LAND LINE                     [*****]                  [*****]                 [*****]
TAIWAN-MOBILE                        [*****]                  [*****]                 [*****]
TAIWAN - TAIPEI                      [*****]                  [*****]                 [*****]
TAJIKISTAN                           [*****]                  [*****]                 [*****]
TANZANIA                             [*****]                  [*****]                 [*****]
THAILAND                             [*****]                  [*****]                 [*****]
THAILAND-BANGKOK                     [*****]                  [*****]                 [*****]
TOGO                                 [*****]                  [*****]                 [*****]
TONGA ISLANDS                        [*****]                  [*****]                 [*****]
TRINIDAD & TOBAGO                    [*****]                  [*****]                 [*****]
TUNISIA                              [*****]                  [*****]                 [*****]
TURKEY                               [*****]                  [*****]                 [*****]
TURKEY-ISTANBUL                      [*****]                  [*****]                 [*****]
TURKMENISTAN                         [*****]                  [*****]                 [*****]
TURKS & CAICOS ISLANDS               [*****]                  [*****]                 [*****]
TUVALU                               [*****]                  [*****]                 [*****]
UGANDA                               [*****]                  [*****]                 [*****]
UKRAINE                              [*****]                  [*****]                 [*****]
UNITED ARAB EMIRATES                 [*****]                  [*****]                 [*****]
UNITED KINGDOM - LAND LINE           [*****]                  [*****]                 [*****]
UNITED KINGDOM-MOBILE                [*****]                  [*****]                 [*****]
UNITED KINGDOM-LONDON                [*****]                  [*****]                 [*****]
URUGUAY                              [*****]                  [*****]                 [*****]
UZBEKISTAN                           [*****]                  [*****]                 [*****]
VANUATU                              [*****]                  [*****]                 [*****]
VATICAN CITY                         [*****]                  [*****]                 [*****]
VENEZUELA-LAND LINE                  [*****]                  [*****]                 [*****]
VENEZUELA-MOBILE                     [*****]                  [*****]                 [*****]
VENEZUELA-CARACAS                    [*****]                  [*****]                 [*****]
VIETNAM-LAND LINE                    [*****]                  [*****]                 [*****]
VIETNAM-MOBILE                       [*****]                  [*****]                 [*****]
VIETNAM-HO-CHI-MINH                  [*****]                  [*****]                 [*****]
WALLIS & FUTUNA                      [*****]                  [*****]                 [*****]
WESTERN SAMOA                        [*****]                  [*****]                 [*****]
YEMEN                                [*****]                  [*****]                 [*****]
YUGOSLAVIA                           [*****]                  [*****]                 [*****]
ZAIRE                                [*****]                  [*****]                 [*****]
ZAMBIA                               [*****]                  [*****]                 [*****]
ZIMBABWE                             [*****]                  [*****]                 [*****]

                                  SCHEDULE CL-D
                       CLASSIC MILLENNIUM INTERSTATE RATES

INTERSTATE SWITCHLESS 1+/TOLL FREE

All LATAs                                           [*****]
(billing increment 6/6)

INTERSTATE END-USER DEDICATED 1+

Standard LATAs                                      [*****]
SuperSaver LATAS                                    [*****]
Premium LATAs                                       [*****]
(billing increment 6/6)
(80/20 rule applies)
($1,500/mo. minimum average per T-1)

INTERSTATE CARRIER TERMINATION

Standard LATAs                                      [*****]
SuperSaver LATAs                                    [*****]
Premium LATAs                                       [*****]
(billing increment 6/6)
(80/20 rule applies)
($1,500/mo. minimum average per T-1)

INTERSTATE END-USER DEDICATED TOLL FREE

Standard LATAs                                      [*****]
SuperSaver LATAs                                    [*****]
Premium LATAS                                       [*****]
(billing increment 6/6)
(80/20 rule applies)
($1,500/mo. minimum average per T-1)

INTERSTATE CARRIER ORIGINATION

Standard LATAS                                     [*****]
SuperSaver LATAS                                   [*****]
Premium LATAS                                      [*****]
(billing increment 6/6)
(80/20 rule applies)
($1,500/mo. minimum average per T-1)

                                  SCHEDULE CL-E
              CLASSIC MILLENNIUM INTERSTATE EXTENDED DOMESTIC RATES

Toll Free Calls Originating in Extended Locations and Terminating in Contiguous U.S.

                                                      SWITCHLESS                       END-USER DED./ORIG.
                                                      ----------                       -------------------
Toll Free from Alaska                                   [*****]                               [*****]
Toll Free from Guam                                     [*****]                               [*****]
Toll Free from Hawaii                                   [*****]                               [*****]
Toll Free from Puerto Rico                              [*****]                               [*****]
Toll Free from N Mariana Islands                        [*****]                               [*****]
Toll Free from US Virgin islands                        [*****]                               [*****]

1+ Calls Originating In Contiguous U.S. and Terminating in Extended Locations

                                                      SWITCHLESS                       END-USER DED./ORIG.
                                                      ----------                       -------------------
1+ to Alaska                                           [*****]                               [*****]
1+ to Guam                                             [*****]                               [*****]
1+ to Hawaii                                           [*****]                               [*****]
1+ to Puerto Rico                                      [*****]                               [*****]
1+ to N Mariana islands                                [*****]                               [*****]
1+ to US Virgin Islands                                [*****]                               [*****]

1+ Calls Originating in Hawaii and Terminating in Contiguous U.S.

                                                      SWITCHLESS                       END-USER DED./ORIG.
                                                      ----------                       -------------------
1+ to Hawaii                                            [*****]                                N/A

1+ Calls Originating in Hawaii and Terminating in Extended Locations

                                                      SWITCHLESS                       END-USER DED./ORIG.
                                                      ----------                       -------------------
1+ to Alaska                                           [*****]                                N/A
1+ to Guam                                             [*****]                                N/A
1+ to Puerto Rico                                      [*****]                                N/A
1+ to N Mariana Islands                                [*****]                                N/A
1-4- to US Virgin Islands                              [*****]                                N/A

Calls are billed in 6 second increments with a 6 second minimum.

Rates are discountable using the Classic Millennium Interstate and extended discount schedule.

                                  SCHEDULE CL-F
                       CLASSIC MILLENNIUM INTRASTATE RATES

                                                                                  END USER DEDICATED            END USER DEDICATED
                                               SWITCHLESS 1+ AND                      1+/ CARRIER               TOLL FREE / CARRIER
STATE                                          TOLL FREE RATES                    TERMINATION RATES              ORIGINATION RATES
-----                                          ---------------                    -----------------              -----------------
ALABAMA                                            [*****]                             [*****]                        [*****]
ARIZONA                                            [*****]                             [*****]                        [*****]
ARKANSAS                                           [*****]                             [*****]                        [*****]
CALIFORNIA*                                        [*****]                             [*****]                        [*****]
California Intra-lata*                             [*****]                             [*****]
COLORADO                                           [*****]                             [*****]                        [*****]
CONNECTICUT                                        [*****]                             [*****]                        [*****]
DELAWARE                                           [*****]                             [*****]                        [*****]
FLORIDA                                            [*****]                             [*****]                        [*****]
GEORGIA                                            [*****]                             [*****]                        [*****]
IDAHO                                              [*****]                             [*****]                        [*****]
ILLINOIS                                           [*****]                             [*****]                        [*****]
INDIANA                                            [*****]                             [*****]                        [*****]
IOWA                                               [*****]                             [*****]                        [*****]
KANSAS                                             [*****]                             [*****]                        [*****]
KENTUCKY                                           [*****]                             [*****]                        [*****]
LOUISIANA                                          [*****]                             [*****]                        [*****]
MAINE                                              [*****]                             [*****]                        [*****]
MARYLAND                                           [*****]                             [*****]                        [*****]
MASSACHUSETTS                                      [*****]                             [*****]                        [*****]
MICHIGAN                                           [*****]                             [*****]                        [*****]
MINNESOTA                                          [*****]                             [*****]                        [*****]
MISSISSIPPI                                        [*****]                             [*****]                        [*****]
MISSOURI                                           [*****]                             [*****]                        [*****]
MONTANA                                            [*****]                             [*****]                        [*****]
NEBRASKA                                           [*****]                             [*****]                        [*****]
NEVADA                                             [*****]                             [*****]                        [*****]
NEW HAMPSHIRE                                      [*****]                             [*****]                        [*****]
NEW JERSEY                                         [*****]                             [*****]                        [*****]
NEW MEXICO                                         [*****]                             [*****]                        [*****]
NEW YORK                                           [*****]                             [*****]                        [*****]
NORTH CAROLINA                                     [*****]                             [*****]                        [*****]
NORTH DAKOTA                                       [*****]                             [*****]                        [*****]
OHIO                                               [*****]                             [*****]                        [*****]
OKLAHOMA                                           [*****]                             [*****]                        [*****]
OREGON                                             [*****]                             [*****]                        [*****]
PENNSYLVANIA                                       [*****]                             [*****]                        [*****]
RHODE ISLAND                                       [*****]                             [*****]                        [*****]
SOUTH CAROLINA                                     [*****]                             [*****]                        [*****]
SOUTH DAKOTA                                       [*****]                             [*****]                        [*****]
TENNESSEE                                          [*****]                             [*****]                        [*****]
TEXAS                                              [*****]                             [*****]                        [*****]
UTAH                                               [*****]                             [*****]                        [*****]
VERMONT                                            [*****]                             [*****]                        [*****]
VIRGINIA                                           [*****]                             [*****]                        [*****]
WASHINGTON                                         [*****]                             [*****]                        [*****]
WEST VIRGINIA                                      [*****]                             [*****]                        [*****]
WISCONSIN                                          [*****]                             [*****]                        [*****]
WYOMING                                            [*****]                             [*****]                        [*****]

                                  SCHEDULE CL-G
                         CLASSIC MILLENNIUM CANADA RATES

1+ Calls Originating in Contiguous U.S. and Terminating in Canada

                                                      SWITCHLESS                       END-USER DED./ORIG.
                                                      ----------                       -------------------
Canada Region 1                                        [*****]                                [*****]
Canada Region 2                                        [*****]                                [*****]
Canada Region 3                                        [*****]                                [*****]

Region (1) NPA's - 250, 416, 418, 450, 514, 519, 604, 613, 705, 807, 819, 905
Region (2) NPA's - 403, 780, 867, 886, 889, 902
Region (3) NPA's - 204, 306, 506, 709

Toll Free Calls Originating in Canada and Terminating in Contiguous U.S.

                                                      SWITCHLESS                       END-USER DED./ORIG.
                                                      ----------                       -------------------
Canada-All Regions                                     [*****]                               [*****]

Toll Free Calls Originating in Contiguous U.S. and Terminating in Canada

                                                      SWITCHLESS                       END-USER DED./ORIG.
                                                      ----------                       -------------------
Toll Free from Contiguous U.S.                         [*****]                                N/A

Toll Free Calls Originating in Extended Locations and Terminating in Canada

                                                      SWITCHLESS                       END-USER DED./ORIG.
                                                      ----------                       -------------------
Toll Free from Alaska                                  [*****]                                 N/A
Toil Free from Guam                                    [*****]                                 N/A
Toll Free from Hawaii                                  [*****]                                 N/A
Toll Free from Puerto Rico                             [*****]                                 N/A
Toll Free from N Mariana Islands                       [*****]                                 N/A
Toll Free from US Virgin islands                       [*****]                                 N/A

1+ Calls Originating in Hawaii and Terminating in Canada

                                                      SWITCHLESS                       END-USER DED./ORIG.
                                                      ----------                       -------------------
Canada-All Regions                                     [*****]                                 N/A

Canada calls are not eligible for discounts.

Canada calls are billed in 6 second increments with a 30 second minimum.

                                  SCHEDULE CL-H
                         CLASSIC MILLENNIUM MEXICO RATES

1+ Calls Originating In the Contiguous U.S. and Terminating in Mexico

                                                      SWITCHLESS                       END-USER DED./ORIG.
                                                      ----------                       -------------------
Mexico - All Bands (PEAK)                              [*****]                                [*****]
Mexico - All Bands (OFF PEAK)                          [*****]                                [*****]

1+ Calls Originating in Hawaii and Terminating in Mexico

                                                      SWITCHLESS                       END-USER DED./ORIG.
                                                      ----------                       -------------------
Mexico - All Bands (PEAK)                               [*****]                                 N/A
Mexico - All Bands (OFF PEAK)                           [*****]                                 N/A

Mexico calls are not eligible for discounts.
Mexico calls are billed in 6 second increments with a 30 second minimum.
Peak is defined as 7:00 AM - 6:59 PM Monday through Friday and 5:00 PM - 11:59 PM Sunday
Peak times are based on where the call originates
All other times are Off-Peak

                                  SCHEDULE CL-I
                          CLASSIC MILLENNIUM DIRECTORY
                                ASSISTANCE RATES

DOMESTIC LOCATION                                             RATE
-----------------                                             ----
Interstate                                                   [*****]
Intrastate                                                   [*****]

EXTENDED DOMESTIC LOCATION                                    RATE
--------------------------                                    ----
Alaska                                                       [*****]
Guam                                                         [*****]
Hawaii                                                       [*****]
N. Mariana Islands                                           [*****]
Puerto Rico                                                  [*****]
US Virgin Islands                                            [*****]

CANADA LOCATION                                               RATE
---------------                                               ----
Canada                                                       [*****]

                       TOLL FREE SERVICE FROM CANADA TO US

                              PROMOTIONAL AMENDMENT

Eligibility - The promotional terms described herein are available to all customers who execute a Telecommunications Service Agreement (TSA), and an Attachment for TERMINATION Service and/or an Attachment for SWITCHLESS/END USER DEDICATED Services (i.e., either CLASSIC, ACCESS BASED BILLING, PRISM, or TRANSCEND) along with this Promotional Amendment between August 15, 2001 and November 15, 2001 (the Promotional Period). With respect to customers who are currently receiving TERMINATION Service or SWITCHLESS/END USER DEDICATED Services, the Special Pricing described herein is available provided the customer executes this Promotional Amendment during the Promotional Period.

Terms - Commencing with the first of the month following the date this Promotional Amendment is executed and delivered to MCI and continuing through the end of the applicable Service Term (subject to the Modification of Charges provision of the TSA), with respect to Toll Free calls from Canada to the 48 contiguous United States, customer will receive the applicable Special Pricing shown on the Promotional Schedule attached hereto and incorporated herein by reference.

Conditions - Except to the extent specifically described in this Promotional Amendment, the terms and conditions set forth in the TSA, the applicable Program Enrollment Terms and the applicable Attachments will continue in full force and effect throughout the applicable Service Term.

Customer name: VALOR
TELECOMMUNICATIONS                  ACCESS BASED BILLING Service  Yes [ ] No [X]

Contact: DON PERKINS                CLASSIC Service               Yes [X] No [ ]

Phone: 972 373-1038                 ATF Service                   Yes [ ] No [X]

Email: DPERKINS@VALORTELECOM.COM    TRANSCEND Service             Yes [ ] No [X]

Sales Rep name: ALAN MURRELL

Phone: 918 590-6827

Email: ALAN.MURRELL@WCOM.COM

TSA/PET# VTE-001019

Customer Account Rep Name: CARDILLIA HARLIN

Phone: 630 795-6487

Email:
      --------------------------

I (undersigned) am an authorized agent of the account name listed above, and agree to the terms and conditions set forth in this document.

/s/ William F. Kasdorf                                       9/10/01
----------------------------------                           --------
(Signature of Authorized Agent)                              Date Signed

/s/ James Foran                                              9/12/01
----------------------------------                           --------
(Signature of MCI WorldCom RSD)                              Date Signed

                                                                    MCI WORLDCOM

                       TOLL FREE SERVICE FROM CANADA TO US
                               PROMOTIONAL PRICING
                 FOR ACCESS BASED BILLING AND CLASSIC CUSTOMERS

                     TOLL FREE CANADA TO US
-------------------------------------------------------------

ORIGINATING                           CLASSIC & ABB
    FROM                                            CARR ORIG
    NPA                     SWITCHLESS                 /EUD
-------------------------------------------------------------
   204                        [*****]                [*****]
   250                        [*****]                [*****]
   289                        [*****]                [*****]
   306                        [*****]                [*****]
   403                        [*****]                [*****]
   416                        [*****]                [*****]
   418                        [*****]                [*****]
   450                        [*****]                [*****]
   506                        [*****]                [*****]
   514                        [*****]                [*****]
   519                        [*****]                [*****]
   604                        [*****]                [*****]
   613                        [*****]                [*****]
   647                        [*****]                [*****]
   705                        [*****]                [*****]
   709                        [*****]                [*****]
   778                        [*****]                [*****]
   780                        [*****]                [*****]
   807                        [*****]                [*****]
   819                        [*****]                [*****]
   867                        [*****]                [*****]
   902                        [*****]                [*****]
   905                        [*****]                [*****]

August 2001                                                               1 of 1

                     INTERNATIONAL TOLL FREE SERVICE (ITFS)
                 UNIVERSAL INTERNATIONAL FREEPHONE NUMBER (UIFN)
                                    SERVICE

                              PROMOTIONAL AMENDMENT

Eligibility - The promotional terms described herein are available to all customers who execute a Telecommunications Service Agreement (TSA) and an Attachment for INTERNATIONAL TOLL FREE Service (the ITFS Attachment) and/or an Attachment for UNIVERSAL FREE PHONE (UIFN) Service (the UIFN Attachment), whichever is applicable, along with this Promotional Amendment between August 15, 2001 and November 15, 2001 (Promotional Period). With respect to customers who are currently receiving ITFS or UIFN Service, the Special Pricing described herein is available provided the customer executes this Promotional Amendment during the Promotional Period.

Terms - Commencing with the first day of the month following the date this Promotional Amendment is executed and delivered to MCI and continuing through the end of the applicable Service Term (subject to the Modification of Charges provision of the TSA), customer will receive the Special Pricing for ITFS or UIFN shown on Promotional Schedule 1 attached hereto and incorporated herein by reference. Additionally, MCI agrees to waive the $175 International Telecommunications Union (ITU) charge relative to any new UIFN Service Request submitted during the Promotional Period.

Conditions - Except to the extent specifically described In this Promotional Amendment, the terms and conditions set forth in the TSA, the applicable Program Enrollment Terms and the ITFS Attachment or UIFN Attachment will continue in full force and effect throughout the applicable Service Term.

Customer name: VALOR
TELECOMMUNICATIONS                   Classic, ABB, ATF, or ITFS  Yes [X]  No [ ]

Contact: DON PERKINS                 Classic, ABB, ATF, or UIFN  Yes [ ]  No [X]

Phone: 972 373-1038

Email: DPERKINS@VALORTELECOM.COM

TSA/PET# VTE-001019

Sales Rep name: ALAN MURRELL

Phone: 918 590-6827

Email: ALAN.MURRELL@WCOM.COM

Customer Account Rep Name: CARDILLIA HARLIN

Phone: 630 795-6487

Email:
      ------------------------------------

I (undersigned) am an authorized agent of the account name listed above, and agree to the terms and conditions set forth in this document.

/s/ William F. Kasdorf                                 9/10/01
---------------------------------                      --------
(Signature of Authorized Agent)                        Date Signed

/s/ James Foran                                        9/12/01
---------------------------------                      --------
(Signature of MCI WorldCom RSD)                        Date Signed

                                                                    MCI WORLDCOM

                           ITFS PROMOTIONAL SCHEDULE I
                          FOR ABB AND CLASSIC CUSTOMERS

                                  Classic & ABB ITFS
                            Switchless           Carr Orig/EUD
                            ----------           -------------
Antigua                      [*****]                [*****]
Argentina                    [*****]                [*****]
Australia                    [*****]                [*****]
Bahamas                      [*****]                [*****]
Bahrain                      [*****]                [*****]
Barbados                     [*****]                [*****]
Belgium                      [*****]                [*****]
Bermuda                      [*****]                [*****]
Brazil                       [*****]                [*****]
Cayman Islands               [*****]                [*****]
Chile                        [*****]                [*****]
China                        [*****]                [*****]
Colombia                     [*****]                [*****]
Costa Rica                   [*****]                [*****]
Cyprus                       [*****]                [*****]
Denmark                      [*****]                [*****]
Dominican Republic           [*****]                [*****]
Ecuador                      [*****]                [*****]
Finland                      [*****]                [*****]
France                       [*****]                [*****]
Germany                      [*****]                [*****]
Greece                       [*****]                [*****]
Guatemala                    [*****]                [*****]
Guyana                       [*****]                [*****]
Hong Kong                    [*****]                [*****]
Hungary                      [*****]                [*****]
Indonesia                    [*****]                [*****]
Ireland                      [*****]                [*****]
Israel                       [*****]                [*****]
Italy                        [*****]                [*****]
Jamaica                      [*****]                [*****]
Japan Fixed                  [*****]                [*****]
Japan Mobile                 [*****]                [*****]
Luxembourg                   [*****]                [*****]
Malaysia                     [*****]                [*****]
Marshall Isl.                [*****]                [*****]
Mexico                       [*****]                [*****]
Monaco                       [*****]                [*****]
Netherlands                  [*****]                [*****]
Netherlands Antilles         [*****]                [*****]
New Zealand                  [*****]                [*****]
Nicaragua                    [*****]                [*****]
Norway                       [*****]                [*****]
Panama                       [*****]                [*****]
Peru                         [*****]                [*****]

August 2001                                                               1 of 2

                           ITFS PROMOTIONAL SCHEDULE I
                          FOR ABB AND CLASSIC CUSTOMERS

                                  Classic & ABB ITFS
                            Switchless           Carr Orig/EUD
                            ----------           -------------
Philippines                  [*****]                [*****]
Poland                       [*****]                [*****]
Portugal                     [*****]                [*****]
Russia                       [*****]                [*****]
San Marino                   [*****]                [*****]
Singapore                    [*****]                [*****]
South Africa                 [*****]                [*****]
South Korea                  [*****]                [*****]
Spain Fixed                  [*****]                [*****]
Spain Mobile                 [*****]                [*****]
St. Kitts                    [*****]                [*****]
St. Lucia                    [*****]                [*****]
St. Vincent                  [*****]                [*****]
Sweden                       [*****]                [*****]
Switzerland                  [*****]                [*****]
Taiwan                       [*****]                [*****]
Thailand                     [*****]                [*****]
Trinidad &Tobago             [*****]                [*****]
Turkey                       [*****]                [*****]
Turks & Caicos Is.           [*****]                [*****]
United Kingdom               [*****]                [*****]
Uruguay                      [*****]                [*****]

August 2001                                                               2 of 2

                      1+ SWITCHED SERVICE (VOICE) TO CANADA

                              PROMOTIONAL AMENDMENT

Eligibility - The promotional terms described herein are available to all customers who execute a Telecommunications Services Agreement (TSA), and an Attachment for TERMINATION Service and/or an Attachment for SWITCHLESS/END USER DEDICATED Services (i.e., either CLASSIC, ACCESS BASED BILLING, PRISM, or TRANSCEND) along with this Promotional Amendment between August 15, 2001 and November 15, 2001 (the Promotional Period). With respect to customers who are currently receiving TERMINATION Service or SWITCHLESS/END USER DEDICATED Services, the Special Pricing described herein is available provided customer executes this Promotional Amendment during the Promotional Period.

Terms - Commencing with the first of the month following the date this Promotional Amendment is executed and delivered to MCI and continuing through the end of the applicable Service Term (subject to the Modification of Charges provision of the TSA), with respect to calls from the 48 contiguous United States to Canada, customer will receive the applicable Special Pricing shown on the Promotional Schedule attached hereto and incorporated herein by reference.

Conditions - Except to the extent specifically described in this Promotional Amendment, the terms and conditions set forth in the TSA, the applicable Program Enrollment Terms and the applicable Attachments will continue in full force and effect throughout the applicable Service Term.

Customer name: VALOR
TELECOMMUNICATIONS                 ACCESS BASED BILLING Service   Yes [ ] No [X]

Contact: DON PERKINS               CLASSIC Service                Yes [X] No [ ]

Phone: 972 373-1038                PRISM Service                  Yes [ ] No [X]

Email: DPERKINS@VALORTELECOM.COM   TRANSCEND Service              Yes [ ] No [X]

Sales Rep name: ALAN MURRELL

Phone: 918 590-6827

Email: ALAN.MURRELL@WCOM.COM

TSA/PET# VTE-001019

Customer Account Rep Name: CARDILLIA HARLIN

Phone: 630 795-6487

Email:
      --------------------------------
I (undersigned) am an authorized agent of the account name listed above, and agree to the terms and conditions set forth in this document.

/s/ William F. Kasdorf                                          9/10/01
----------------------------------                              -------
(Signature of Authorized Agent)                                 Date Signed

/s/ James Foran                                                 9/12/01
----------------------------------                              -------
(Signature of MCI WorldCom RSD)                                 Date Signed

                                                                    MCI WORLDCOM

                      1+ SWITCHED SERVICE (VOICE) TO CANADA
                               PROMOTIONAL PRICING
                 FOR ACCESS BASED BILLING AND CLASSIC CUSTOMERS

                         1+ US TO CANADA
---------------------------------------------------------
TERMINATING
   TO                               CLASSIC & ABB
  NPA                      SWITCHLESS       CARR TERM/EUD
---------------------------------------------------------
     204                     [*****]           [*****]
     250                     [*****]           [*****]
     289                     [*****]           [*****]
     306                     [*****]           [*****]
     403                     [*****]           [*****]
     416                     [*****]           [*****]
     418                     [*****]           [*****]
     450                     [*****]           [*****]
     506                     [*****]           [*****]
     514                     [*****]           [*****]
     519                     [*****]           [*****]
     604                     [*****]           [*****]
     613                     [*****]           [*****]
     647                     [*****]           [*****]
     705                     [*****]           [*****]
     709                     [*****]           [*****]
     778                     [*****]           [*****]
     780                     [*****]           [*****]
     807                     [*****]           [*****]
     819                     [*****]           [*****]
     867                     [*****]           [*****]
     902                     [*****]           [*****]
     905                     [*****]           [*****]

August 2001                                                               1 of 1